================================================================================

                           FIVE YEAR CREDIT AGREEMENT

                            Dated as of May 23, 1997

                                  by and among

                                CVS CORPORATION,

                            THE LENDERS PARTY THERETO,

                              FLEET NATIONAL BANK,
                             as Documentation Agent,

                           JP MORGAN SECURITIES INC.,
                              as Syndication Agent,

                                       and

                              THE BANK OF NEW YORK,
                            as Administrative Agent,

                           --------------------------

                                  $670,000,000

                           --------------------------

                          Effective Date: May 30, 1997

                               CLOSING DOCUMENTS

================================================================================

                          EMMET, MARVIN & MARTIN, LLP
                                  120 BROADWAY
                              NEW YORK, N.Y. 10271

                                     INDEX

                           Five Year Credit Agreement
                            Dated as of May 23, 1997,
                                  by and among
                                CVS Corporation,
                            the Lenders party thereto,
                              Fleet National Bank,
                             as Documentation Agent,
                           JP Morgan Securities Inc.,
                              as Syndication Agent,
                                       and
                              The Bank of New York,
                            as Administrative Agent

Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

1. FIVE YEAR CREDIT AGREEMENT, dated as of May 23, 1997, by and among CVS CORPORATION, (the "Borrower"), the Lenders party thereto, FLEET NATIONAL BANK, as documentation agent (the "Documentation Agent"), JP MORGAN SECURITIES INC. as syndication agent (the "Syndication Agent"), and THE BANK OF NEW YORK, as administrative agent (the "Administrative Agent"), and arranged by BNY CAPITAL MARKETS, INC.

2.    Revolving Credit Notes, Competitive Bid Notes, and Swing Line Note.*

3. Certificate, dated May 30, 1997, of the Secretary of the Borrower, certifying as to the incumbency of its officers who may sign the Loan Documents and all other documents in connection therewith, including therein a signature specimen of such officers, and attaching:

      (a)   a true and complete copy of its Certificate of Incorporation;

      (b)   a true and complete copy of its By-Laws;

      (c) a certificate of good standing of the Secretary of State of the State of Delaware; and

------------------
* previously delivered to each applicable Lender

      (d) a true and complete copy of the resolutions of its Board of Directors.

4.    Good Standing Telegram from the Secretary of State of the State of
      Delaware.

5. Certificate, dated May 30, 1997, of the Treasurer of the Borrower, certifying (i) as to the consummation of the CVS/Revco Merger, (ii) that the representations and warranties contained in the Credit Agreement are correct and that no Default or Event of Default exists, and (iii) that immediately before and after giving effect to the consummation of the CVS/ Revco Merger, the Borrower is Solvent, and attaching:

      (a)   the CVS/Revco Merger Documents.*

6. Opinion of Davis Polk & Wardwell, special New York Counsel to the Borrower, dated May 30, 1997.

7. Opinion of Zenon Lankowsky, General Counsel to the Borrower, dated May 30, 1997.

8.    Opinion of Special Counsel, dated May 30, 1997.

----------
* lodged with the Administrative Agent

                           FIVE YEAR CREDIT AGREEMENT

                                  by and among

                                CVS CORPORATION,

                            THE LENDERS PARTY HERETO,

                              FLEET NATIONAL BANK,
                             as Documentation Agent,

                           JP MORGAN SECURITIES INC.,
                              as Syndication Agent,

                                       and

                              THE BANK OF NEW YORK,
                            as Administrative Agent,

                           --------------------------

                                  $670,000,000

                           --------------------------

                            Dated as of May 23, 1997

                     Arranged by: BNY CAPITAL MARKETS, INC.

                                TABLE OF CONTENTS

1. DEFINITIONS AND PRINCIPLES OF CONSTRUCTION .............................. 1
     1.1 Definitions ....................................................... 1
     1.2 Principles of Construction ....................................... 15

2. AMOUNT AND TERMS OF LOANS .............................................. 16
     2.1 Revolving Credit Loans ........................................... 16
     2.2 Swing Line Loans ................................................. 17
     2.3 Notice of Borrowing-Revolving Credit Loans and Swing
         Line Loans ....................................................... 19
     2.4 Competitive Bid Loans and Procedure .............................. 20
     2.5 Use of Proceeds .................................................. 22
     2.6 Termination or Reduction of Commitments .......................... 22
     2.7 Prepayments of Loans ............................................. 23
     2.8 Letter of Credit Sub-facility .................................... 24
     2.9 Letter of Credit Participation ................................... 25
     2.10 Absolute Obligation with respect to Letter of
          Credit Payments ................................................. 26

3. PROCEEDS, PAYMENTS, CONVERSIONS, INTEREST, YIELD
   PROTECTION AND FEES .................................................... 26
     3.1 Disbursement of the Proceeds of the Loans ........................ 26
     3.2 Payments ......................................................... 27
     3.3 Conversions; Other Matters ....................................... 28
     3.4 Interest Rates and Payment Dates ................................. 29
     3.5 Indemnification for Loss ......................................... 30
     3.6 Reimbursement for Costs, Etc. .................................... 31
     3.7 Illegality of Funding ............................................ 32
     3.8 Option to Fund; Substituted Interest Rate ........................ 32
     3.9 Certificates of Payment and Reimbursement ........................ 33
     3.10 Taxes; Net Payments ............................................. 33
     3.11 Facility Fee .................................................... 34
     3.12 Letter of Credit Participation Fee .............................. 35
     3.13 Replacement of Lender ........................................... 35

4. REPRESENTATIONS AND WARRANTIES ......................................... 36
     4.1 Existence and Power .............................................. 36
     4.2 Authority ........................................................ 36
     4.3 Binding Agreement ................................................ 37
     4.4 Litigation ....................................................... 37
     4.5 No Conflicting Agreements ........................................ 37
     4.6 Taxes ............................................................ 38
     4.7 Compliance with Applicable Laws; Filings ......................... 38
     4.8 Governmental Regulations ......................................... 38
     4.9 Federal Reserve Regulations; Use of Proceeds ..................... 38
     4.10 No Misrepresentation ............................................ 39
     4.11 Plans ........................................................... 39

     4.12 Environmental Matters ........................................... 39
     4.13 Financial Statements ............................................ 40

5. CONDITIONS OF LENDING - FIRST LOANS AND LETTERS OF CREDIT
   ON THE FIRST BORROWING DATE ............................................ 41
     5.1 Evidence of Corporate Action ..................................... 41
     5.2 Notes ............................................................ 41
     5.3 Opinion of Special Counsel ....................................... 41
     5.4 Opinion of Counsel to the Borrower ............................... 41
     5.5 CVS/Revco Merger ................................................. 41
     5.6 Existing Credit Agreements ....................................... 42

6. CONDITIONS OF LENDING - ALL LOANS AND LETTERS OF CREDIT ................ 42
     6.1 Compliance ....................................................... 42
     6.2 Requests ......................................................... 42
     6.3 Loan Closings .................................................... 43

7. AFFIRMATIVE COVENANTS .................................................. 43
     7.1 Legal Existence .................................................. 43
     7.2 Taxes ............................................................ 43
     7.3 Insurance ........................................................ 43
     7.4 Performance of Obligations ....................................... 43
     7.5 Condition of Property ............................................ 44
     7.6 Observance of Legal Requirements ................................. 44
     7.7 Financial Statements and Other Information ....................... 44
     7.8 Records .......................................................... 45
     7.9 Authorizations ................................................... 46
     7.10 Revco 10 1/8% Indenture Debt .................................... 46

8. NEGATIVE COVENANTS ..................................................... 46
     8.1 Subsidiary Indebtedness .......................................... 46
     8.2 Liens ............................................................ 46
     8.3 Dispositions ..................................................... 47
     8.4 Merger or Consolidation, Etc. .................................... 47
     8.5 Acquisitions ..................................................... 47
     8.6 Restricted Payments .............................................. 48
     8.7 Limitation on Upstream Dividends by Subsidiaries ................. 48
     8.8 Limitation on Negative Pledges ................................... 49
     8.9 CVS/Revco Merger Documents ....................................... 49
     8.10 Ratio of Consolidated Indebtedness to Total
          Capitalization .................................................. 49

9. DEFAULT ................................................................ 49
     9.1 Events of Default ................................................ 49
     9.2 Remedies ......................................................... 51

10. AGENT ................................................................. 52
     10.1 Appointment ..................................................... 52
     10.2 Delegation of Duties ............................................ 53
     10.3 Exculpatory Provisions .......................................... 53

     10.4 Reliance by Administrative Agent ................................ 53
     10.5 Notice of Default ............................................... 54
     10.6 Non-Reliance .................................................... 54
     10.7 Indemnification ................................................. 55
     10.8 Administrative Agent in Its Individual Capacity ................. 55
     10.9 Successor Administrative Agent .................................. 55
     10.10 Documentation Agent and Syndication Agent ...................... 56

11. OTHER PROVISIONS ...................................................... 56
     11.1 Amendments, Waivers, Etc. ....................................... 56
     11.2 Notices ......................................................... 57
     11.3 No Waiver; Cumulative Remedies .................................. 59
     11.4 Survival of Representations and Warranties ...................... 59
     11.5 Payment of Expenses and Taxes; Indemnified
          Liabilities ..................................................... 59
     11.6 Lending Offices ................................................. 60
     11.7 Successors and Assigns .......................................... 60
     11.8 Counterparts .................................................... 61
     11.9 Set-off and Sharing of Payments ................................. 62
     11.10 Indemnity ...................................................... 63
     11.11 Governing Law .................................................. 63
     11.12 Severability ................................................... 64
     11.13 Integration .................................................... 64
     11.14 Treatment of Certain Information ............................... 64
     11.15 Acknowledgments ................................................ 65
     11.16 Consent to Jurisdiction ........................................ 65
     11.17 Service of Process ............................................. 65
     11.18 No Limitation on Service or Suit ............................... 66
     11.19 WAIVER OF TRIAL BY JURY ........................................ 66
     11.20 Effective Date ................................................. 66


EXHIBITS
--------

Exhibit     A        List of Commitments and Lending and Notice Offices
Exhibit     B-1      Form of Revolving Credit Note
Exhibit     B-2      Form of Competitive Bid Note
Exhibit     B-3      Form of Swing Line Note
Exhibit     C        Form of Borrowing Request
Exhibit     D        Form of Opinion of counsel to the Borrower
Exhibit     E        Form of Opinion of Special Counsel
Exhibit     F        Form of Assignment and Acceptance Agreement
Exhibit     G        Form of Competitive Bid Request
Exhibit     H        Form of Invitation to Bid
Exhibit     I        Form of Competitive Bid
Exhibit     J        Form of Competitive Bid Accept/Reject Letter
Exhibit     K        Form of Letter of Credit Request

SCHEDULES

Schedule 4.4      List of Litigation
Schedule 8.2      List of Liens

      FIVE YEAR CREDIT AGREEMENT, dated as of May 23, 1997, by and among CVS CORPORATION, a Delaware corporation (the "Borrower"), the Lenders party hereto from time to time (each a "Lender" and, collectively, the "Lenders"), FLEET NATIONAL BANK, as documentation agent (in such capacity, the Documentation Agent"), JP MORGAN SECURITIES INC. as syndication agent (in such capacity, the "Syndication Agent"), and THE BANK OF NEW YORK ("BNY"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and arranged by BNY CAPITAL MARKETS, INC.

1. DEFINITIONS AND PRINCIPLES OF CONSTRUCTION

      1.1 Definitions

      When used in any Loan Document (as defined below), each of the following terms shall have the meaning ascribed thereto unless the context otherwise specifically requires:

      "ABR Advances": the Revolving Credit Loans (or any portions thereof) at such time as they (or such portions) are made or are being maintained at a rate of interest based upon the Alternate Base Rate.

      "Accumulated Funding Deficiency": as defined in Section 302 of ERISA.

      "Acquisition": with respect to any Person, the purchase or other acquisition by such Person, by any means whatsoever (including by devise, bequest, gift, through a dividend or otherwise), of (a) stock of, or other equity securities of, any other Person if, immediately thereafter, such other Person would be either a consolidated subsidiary of such Person or otherwise under the control of such Person, (b) any business, going concern or division or segment thereof, or (c) the Property of any other Person other than in the ordinary course of business, provided that (i) no acquisition of substantially all of the assets, or any division or segment, of such other Person shall be deemed to be in the ordinary course of business and (ii) no redemption, retirement, purchase or acquisition by any Person of the stock or other equity securities of such Person shall be deemed to constitute an Acquisition.

      "Administrative Agent": as defined in the preamble.

      "Affected Advance": as defined in Section 3.8(b).

      "Affiliate": with respect to any Person at any time and from time to time, any other Person (other than a wholly-owned subsidiary of such Person) which, at such time (a) controls such Person, (b) is controlled by such Person or (c) is under common control with such Person. The term "control", as used in this definition with respect to any Person, means the power, whether direct or indirect through one or more intermediaries, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract or otherwise.

      "Aggregate Commitment Amount": at any time, the sum of the Commitment Amounts of the Lenders at such time under this Agreement.

      "Aggregate Credit Exposure": at any time, the sum at such time of (a) the aggregate Committed Credit Exposure of the Lenders at such time under this Agreement and (b) the aggregate outstanding principal balance of all Competitive Bid Loans at such time under this Agreement.

      "Agreement": this Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

      "Alternate Base Rate": for any day, a rate per annum equal to the greater of (a) the BNY Rate in effect on such day, or (b) 0.50% plus the Federal Funds Effective Rate (rounded, if necessary, to the nearest 1/100th of 1% or, if there is no nearest 1/100 of 1%, then to the next higher 1/100 of 1%) in effect on such day.

      "Applicable Margin": (i) with respect to the unpaid principal balance of ABR Advances, the applicable percentage set forth below in the column entitled "ABR Advances", (ii) with respect to the unpaid principal balance of Eurodollar Advances, the applicable percentage set forth below in the column entitled "Eurodollar Advances", (iii) with respect to the Facility Fee, the applicable percentage set forth below in the column entitled "Facility Fee" and (iv) with respect to the Letter of Credit Participation Fee, the applicable percentage set forth below in the column entitled "Letters of Credit", in each case opposite the applicable Pricing Level:

--------------------------------------------------------------------------------
                        ABR              Eurodollar    Facility      Letters of
Pricing Level           Advances         Advances      Fee           Credit
-------------           --------         --------      ---           ------

Pricing Level I            0%            0.130%        0.060%        0.130%
Pricing Level II           0%            0.135%        0.065%        0.135%
Pricing Level III          0%            0.145%        0.065%        0.145%
Pricing Level IV           0%            0.155%        0.070%        0.155%
Pricing Level V            0%            0.185%        0.090%        0.185%
Pricing Level VI           0%            0.225%        0.125%        0.225%
Pricing Level VII          0%            0.2625%       0.1875%       0.2625%
--------------------------------------------------------------------------------

Decreases in the Applicable Margin resulting from a change in Pricing Level shall become effective upon the delivery by the Borrower to the Administrative Agent of a notice pursuant to Section 7.7(d). Increases in the Applicable Margin resulting from a change in Pricing Level shall become effective on the effective date of any downgrade or withdrawal in the rating by Moody's or S&P of the senior unsecured long term debt rating of the Borrower.

      "Assignment": as defined in Section 11.7(c).

      "Assignment and Acceptance Agreement": an assignment and acceptance agreement executed by an assignor and an assignee pursuant to which, subject to the terms and conditions hereof and thereof, the assignor assigns to the assignee all or any portion of such assignor's Loans, Notes and Commitment, substantially in the form of Exhibit F.

      "Assignment Fee": as defined in Section 11.7(c).

      "Benefited Lender": as defined in Section 11.9(b).

      "BNY": as defined in the preamble.

      "BNY Rate": a rate of interest per annum equal to the rate of interest publicly announced in New York City by BNY from time to time as its prime commercial lending rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate.

      "Borrower": as defined in the preamble.

      "Borrower Audited Financial Statements": as defined in Section 4.13.

      "Borrower Pro Forma Financial Statements": as defined in Section 4.13.

      "Borrowing Date": (i) in respect of Revolving Credit Loans, any Business Day on which the Lenders shall make Revolving Credit Loans pursuant to a Borrowing Request or pursuant to a Mandatory Borrowing, (ii) in respect of Competitive Bid Loans, any Business Day on which a Lender shall make a Competitive Bid Loan pursuant to a Competitive Bid Request, (iii) in respect of Swing Line Loans, any Business Day on which the Swing Line Lender shall make a Swing Line Loan pursuant to a Borrowing Request and (iv) in respect of Letters of Credit, any Business Day on which the Issuer shall issue a Letter of Credit pursuant to a Letter of Credit Request.

      "Borrowing Request": a request for Revolving Credit Loans or Swing Line Loans in the form of Exhibit C.

      "Change of Control":  any of the following:

            (i) any Person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, (a) shall have or acquire beneficial ownership of securities having 30% or more of the ordinary voting power of the Borrower or (b) shall possess, directly or indirectly, the power to direct or cause the direction of the management and policies of the Borrower, whether through the ownership of voting securities, by contract or otherwise; or

            (ii) the Continuing Directors shall cease for any reason to constitute a majority of the board of directors of the Borrower then in office.

      "Commitment": in respect of any Lender, such Lender's undertaking to make Revolving Credit Loans, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not to exceed the Commitment Amount of such Lender.

      "Commitment Amount": at any time and with respect to any Lender, the amount set forth adjacent to such Lender's name under the heading "Commitment Amount" in Exhibit A at such time or, in the event that such Lender is not listed on Exhibit A, the "Commitment Amount" which such Lender shall have assumed from another Lender in accordance with Section 11.7 on or prior to such time, as the same may be adjusted from time to time pursuant to Sections 2.6 and 11.7(c).

      "Commitment Percentage": at any time and with respect to any Lender, a fraction the numerator of which is such Lender's Commitment Amount at such time, and the denominator of which is the Aggregate Commitment Amount at such time.

      "Commitment Period": the period commencing on the Effective Date and ending on the Commitment Termination Date, or on such earlier date as all of the Commitments shall have been terminated in accordance with the terms hereof.

      "Commitment Termination Date": the earlier of the fifth anniversary of the Effective Date and the date on which the Loans shall become due and payable, whether by acceleration, notice of intention to prepay or otherwise.

      "Committed Credit Exposure": with respect to any Lender at any time, the sum at such time of (a) the outstanding principal balance of such Lender's Revolving Credit Loans, (b) the Swing Line Exposure of such Lender and (c) the Letter of Credit Exposure of such Lender.

      "Competitive Bid": an offer by a Lender, in the form of Exhibit I, to make one or more Competitive Bid Loans.

      "Competitive Bid Accept/Reject Letter": a notification made by the Borrower pursuant to Section 2.4(d) in the form of Exhibit J.

      "Competitive Bid Loan": as defined in Section 2.4(a).

      "Competitive Bid Note": as defined in Section 2.4(h).

      "Competitive Bid Rate": as to any Competitive Bid made by a Lender pursuant to Section 2.4(b), the fixed rate of interest (which shall be expressed in the form of a decimal to no more than four decimal places) offered by such Lender and accepted by the Borrower.

      "Competitive Bid Request": a request by the Borrower, in the form of Exhibit G, for Competitive Bids.

      "Competitive Interest Period": as to any Competitive Bid Loan, the period commencing on the date of such Competitive Bid Loan and ending on the date requested in the Competitive Bid Request with respect thereto, which shall not be earlier than 3 days after the date of such Competitive Bid Loan or later than 180 days after the date of such Competitive Bid Loan; provided that if any Competitive Interest Period would end on a day other than a Domestic Business Day, such Interest Period shall be extended to the next succeeding Domestic Business Day, unless such next succeeding Domestic Business Day would be a date on or after the Commitment Termination Date, in which case such Competitive Interest Period shall end on the next preceding Domestic Business Day. Interest shall accrue from and including the first day of a Competitive Interest Period to but excluding the last day of such Competitive Interest Period.

      "Consolidated": the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP.

      "Contingent Obligation": as to any Person (the "secondary obligor"), any obligation of such secondary obligor (a) guaranteeing or in effect guaranteeing any return on any investment made by another Person, or (b) guaranteeing or in effect guaranteeing any Indebtedness, lease, dividend or other obligation ("primary obligation") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of such secondary obligor, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor,
(ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the beneficiary of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation,
(iv) otherwise to assure or hold harmless the beneficiary of such primary obligation against loss in respect thereof, and (v) in respect of the Indebtedness of any partnership in which such secondary obligor is a general partner, except to the extent that such Indebtedness of such partnership is nonrecourse to such secondary obligor and its separate Property; provided that the term "Contingent Obligation" shall not include the indorsement of instruments for deposit or collection in the ordinary course of business.

      "Continuing Director": any member of the board of directors of the Borrower who (i) is a member of that board of directors on the Effective Date or
(ii) was nominated for election by the board of directors a majority of whom were directors on the Effective Date or whose election or nomination for election was previously approved by one or more of such directors.

      "Control Person": as defined in Section 3.6.

      "Convert", "Conversion" and "Converted": each, a reference to a conversion pursuant to Section 3.3 of one Type of Revolving Credit Loan into another Type of Revolving Credit Loan.

      "Costs": as defined in Section 3.6.

      "CVS Existing Credit Agreement": the Credit Agreement, dated as of July 10, 1996, by and among the Borrower, the lenders party thereto and The Bank of New York, as agent.

      "CVS/Revco Merger": the merger of Revco into and with CVS Sub, with Revco as the surviving corporation.

      "CVS/Revco Merger Date": the date on which the CVS/Revco Merger shall be consummated.

      "CVS/Revco Merger Documents": the S-4 Registration Statement of the Borrower, as filed with the Securities and Exchange Commission on March 28, 1997, and the Agreement and Plan of Merger, dated as of February 6, 1997, among the Borrower, Revco and CVS Sub, as amended by the First Amendment, dated as of March 19, 1997, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

      "CVS Sub": North Acquisition Corp., a Delaware corporation and a wholly-owned Subsidiary of the Borrower formed for the purpose of effecting the CVS/Revco Merger. Prior to the CVS/Revco Merger, CVS Sub shall have no assets (other than as required by law) and no liabilities (other than liabilities arising under, or pursuant to, the CVS/Revco Merger Documents).

      "Default": any of the events specified in Section 9.1, whether any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

      "Disposition": with respect to any Person, any sale, assignment, transfer or other disposition by such Person by any means, of:

      (a)   the Stock of, or other equity interests of, any other Person,

      (b)   any business, operating entity, division or segment thereof, or

      (c) any other Property of such Person, other than (i) the sale of inventory (other than in connection with bulk transfers), (ii) the disposition of equipment and (iii) the sale of cash investments.

      "Dividend Restrictions": as defined in Section 8.7.

      "Documentation Agent": as defined in the preamble.

      "Dollar or "$": lawful currency of the United States of America.

      "Domestic Business Day": any day (other than a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City.

      "Effective Date": as defined in Section 11.20.

      "Employee Benefit Plan": an employee benefit plan, within the meaning of
Section 3(3) of ERISA, maintained, sponsored or contributed to by the Borrower, any Subsidiary or any ERISA Affiliate.

      "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

      "ERISA Affiliate": when used with respect to an Employee Benefit Plan, ERISA, the PBGC or a provision of the Internal Revenue Code pertaining to employee benefit plans, any Person that is a member of any group of organizations within the meaning of Sections 414(b) or (c) of the Internal Revenue Code or, solely with respect to the applicable provisions of the Internal Revenue Code, Sections 414(m) or (o) of the Internal Revenue Code, of which the Borrower or any Subsidiary is a member.

      "ESOP Guaranty": the guaranty of the 8.52% ESOP Note maturing 2008 in the aggregate unpaid principal amount, as of December 31, 1996, of $309,400,000.

      "Eurodollar Advance": a portion of the Revolving Credit Loans selected by the Borrower to bear interest during a Eurodollar Interest Period selected by the Borrower at a rate per annum based upon a Eurodollar Rate determined with reference to such Interest Period, all pursuant to and in accordance with
Section 2.1 or 3.3.

      "Eurodollar Business Day": any Domestic Business Day, other than a Domestic Business Day on which banks are not open for dealings in Dollar deposits in the interbank eurodollar market.

      "Eurodollar Interest Period": the period commencing on any Eurodollar Business Day selected by the Borrower in accordance with Section 2.1 or Section
3.3 and ending one, two, three or six months thereafter, as selected by the Borrower in accordance with either such Sections, subject to the following:

            (i) if any Interest Period would otherwise end on a day which is not a Eurodollar Business Day, such Interest Period shall be extended to the immediately succeeding Eurodollar Business Day unless the result of such extension would be to carry the end of such Interest Period into another calendar month, in which event such Interest Period shall end on the Eurodollar Business Day immediately preceding such day; and

            (ii) if any Interest Period shall begin on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), such Interest Period shall end on the last Eurodollar Business Day of such latter calendar month.

      "Eurodollar Rate": with respect to each Eurodollar Advance and as determined by the Administrative Agent, the rate of interest per annum (rounded, if necessary, to the nearest 1/100 of 1% or, if there is no nearest 1/100 of 1%, then to the next higher 1/100 of 1%) equal to a fraction, the numerator of which is the rate per annum quoted by BNY at approximately 11:00 A.M. (or as soon thereafter as practicable) two Eurodollar Business Days prior to the first day of such Interest Period to leading banks in the interbank eurodollar market as the rate at which BNY is offering Dollar deposits in an amount approximately equal to its Commitment Percentage of such Eurodollar Advance and having a period to maturity approximately equal to the Interest Period applicable to such Eurodollar Advance, and the denominator of which is an amount equal to 1.00 minus the aggregate of the then stated maximum rates during such Interest Period of all reserve requirements (including marginal, emergency, supplemental and special reserves), expressed as a decimal, established by the Board of Governors of the Federal Reserve System and any other banking authority to which BNY and other major United States money center banks are subject, in respect of eurocurrency liabilities.

      "Event of Default": any of the events specified in Section 9.1, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

      "Existing Credit Agreements": the CVS Existing Credit Agreement and the Revco Existing Credit Agreement.

      "Expiration Date": the first date, occurring after the Commitments shall have terminated or been terminated in accordance herewith, upon which there shall be no Loans or Letters of Credit outstanding.

      "Facility Fee": as defined in Section 3.11.

      "Federal Funds Effective Rate": for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Domestic Business Day, for the next preceding Domestic Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Domestic Business Day, the average (rounded, if necessary, to the nearest 1/100 of 1% or, if there is no nearest 1/100 of 1%, then to the next higher 1/100 of 1%) of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

      "Fees": as defined in Section 3.2.

      "Financial Statements": as defined in Section 4.13.

      "GAAP": generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination, consistently applied.

      "Governmental Authority": any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

      "Highest Lawful Rate": as to any Lender, the maximum rate of interest, if any, which at any time or from time to time may be contracted for, taken, charged or received on the Loans or the Notes or which may be owing to such Lender pursuant to this Agreement under the laws applicable to such Lender and this Agreement.

      "Indebtedness": as to any Person at a particular time, all items of such Person which constitute, without duplication, (a) indebtedness for borrowed money or the deferred purchase price of Property (other than trade payables and accrued expenses incurred in the ordinary course of business), (b) indebtedness evidenced by notes, bonds, debentures or similar instruments, (c) indebtedness with respect to any conditional sale or other title retention agreement, (d) indebtedness arising under acceptance facilities and the amount available to be drawn under all letters of credit (excluding for purposes of Sections 8.1 and 8.10 letters of credit obtained in the ordinary course of business by the Borrower or any Subsidiary) issued for the account of such Person and, without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer's payment of such drafts,
(e) that portion of any obligation of such Person, as lessee, which in accordance with GAAP is required to be capitalized on a balance sheet of such Person, (f) all indebtedness described in (a) - (e) above secured by any Lien on any Property owned by such Person even though such Person shall not have assumed or otherwise become liable for the payment thereof (other than carriers', warehousemen's, mechanics', repairmen's or other like non-consensual Liens arising in the ordinary course of business), and (g) Contingent Obligations in respect of any indebtedness described in items (a) - (f) above; provided that, for purposes of this definition, Indebtedness shall not include Intercompany Debt and obligations in respect of interest rate caps, collars, exchanges, swaps or other, similar agreements.

      "Indemnified Liabilities": as defined in Section 11.5.

      "Indemnified Person": as defined in Section 11.10.

      "Intercompany Debt": (i) Indebtedness of the Borrower to one or more of the Subsidiaries of the Borrower and (ii) demand Indebtedness of one or more of the Subsidiaries of the Borrower to the Borrower or any one or more of the other Subsidiaries of the Borrower.

      "Intercompany Disposition": a Disposition by the Borrower or any of the Subsidiaries of the Borrower to the Borrower or to any of the other Subsidiaries of the Borrower.

      "Interest Payment Date": (i) as to any ABR Advance, the last day of each March, June, September and December, commencing on the first of such days to occur after such ABR Advance is made or any Eurodollar Advance is converted to an ABR Advance, (ii) as to any Swing Line Loan, the day on which the outstanding principal balance of such Swing Line Loan shall become due and payable in accordance with Section 2.2(a), (iii) as to any Eurodollar Advance in respect of which the Borrower has selected a Eurodollar Interest Period of one, two or three months, the last day of such Eurodollar Interest Period, (iv) as to any Competitive Bid Loan in respect of which the Borrower has selected a Competitive Interest Period of 90 days or less the last day of such Competitive Interest Period and (v) as to any Eurodollar Advance or Competitive Bid Loan in respect of which the Borrower has selected an Interest Period greater than three months or 90 days, as the case may be, the last day of the third month or the 90th day, as the case may be, of such Interest Period and the last day of such Interest Period.

      "Interest Period": a Eurodollar Interest Period, a Swing Line Interest Period or a Competitive Interest Period, as the case may be.

      "Internal Revenue Code": the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

      "Invitation to Bid": an invitation by the Administrative Agent to the Lenders to make Competitive Bids in the form of Exhibit H.

      "Issuer": BNY.

      "Lender": as defined in the preamble; such term to also include the Swing Line Lender and the Issuer where the context hereof requires or permits such inclusion.

      "Letter of Credit": as defined in Section 2.8.

      "Letter of Credit Commitment": the commitment of the Issuer to issue Letters of Credit in accordance with the terms hereof in an aggregate outstanding face amount not exceeding $50,000,000 (or, if less, the Aggregate Commitment Amount) at any time, as the same may be reduced pursuant to Section 2.6.

      "Letter of Credit Exposure": at any time, (a) in respect of all Lenders, the sum, without duplication, of (i) the maximum aggregate amount which may be drawn under all unexpired Letters of Credit at such time (whether the conditions for drawing thereunder have or may be satisfied), (ii) the aggregate amount, at such time, of all unpaid drafts (which have not been dishonored) drawn under all Letters of Credit, and (iii) the aggregate unpaid principal amount of the Reimbursement Obligations at such time, and (b) in respect of any Lender, an amount equal to such Lender's Commitment Percentage at such time multiplied by the amount determined under clause (a) of this definition.

      "Letter of Credit Participation": with respect to each Lender, its obligations to the Issuer under Section 2.9.

      "Letter of Credit Participation Fee": as defined in Section 3.12.

      "Letter of Credit Request": a request in the form of Exhibit K.

      "Lien": any mortgage, pledge, hypothecation, assignment, lien, deposit arrangement, charge, encumbrance or other security arrangement or security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

      "Loan": a Revolving Credit Loan, a Competitive Bid Loan or a Swing Line Loan, as the case may be.

      "Loan Documents": this Agreement and, upon the execution and delivery thereof, the Notes and the Reimbursement Agreements.

      "Loans": the Revolving Credit Loans, the Competitive Bid Loans and the Swing Line Loans.

      "Mandatory Borrowing": as defined in Section 2.2(c).

      "Margin Stock": any "margin stock", as said term is defined in Regulation U of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

      "Material Adverse": with respect to any change or effect, a material adverse change in, or effect on, as the case may be, (i) the financial condition, operations, business, or Property of the Borrower and the Subsidiaries taken as a whole, (ii) the ability of the Borrower to perform its obligations under the Loan Documents, or (iii) the ability of the Administrative Agent, the Issuer or any Lender to enforce the Loan Documents.

      "Moody's": Moody's Investors Service, Inc.

      "Multiemployer Plan": a Pension Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

      "Negotiated Rate": with respect to each Swing Line Loan, the rate per annum agreed to in writing by the Borrower and the Swing Line Lender as the interest rate which such Swing Line Loan shall bear.

      "Net Worth": at any date of determination, the sum of all amounts which would be included under shareholders' equity on a Consolidated balance sheet of the Borrower and the Subsidiaries determined in accordance with GAAP as at such date.

      "Note": a Revolving Credit Note, a Competitive Bid Note or the Swing Line Note, as the case may be.

      "Other Credit Agreement": the 364 Day Credit Agreement, dated as of May 23, 1997, by and among the Borrower, the lenders party thereto, Fleet National Bank, as documentation agent, JP Morgan Securities Inc., as syndication agent, and The Bank of New York, as administrative agent, as the same may be amended, supplemented or otherwise modified from time to time.

      "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any Governmental Authority succeeding to the functions thereof.

      "Pension Plan": at any time, any Employee Benefit Plan (including a Multiemployer Plan) subject to Section 302 of ERISA or Section 412 of the Internal Revenue Code, the funding requirements of which are, or at any time within the six years immediately preceding the time in question, were in whole or in part, the responsibility of the Borrower, any Subsidiary or an ERISA Affiliate.

      "Person": any individual, firm, partnership, limited liability company, joint venture, corporation, association, business trust, joint stock company, unincorporated association, trust, Governmental Authority or any other entity, whether acting in an individual, fiduciary, or other capacity, and for the purpose of the definition of "ERISA Affiliate", a trade or business.

      "Pricing Level": Pricing Level I, Pricing Level II, Pricing Level III, Pricing Level IV, Pricing Level V, Pricing Level VI or Pricing Level VII, as the case may be.

      "Pricing Level I": any time when the senior unsecured long term debt rating of the Borrower by (x) S&P is AA- or higher or (y) Moody's is Aa3 or higher.

      "Pricing Level II": any time when (i) the senior unsecured long term debt rating of the Borrower by (x) S&P is A+ or higher or (y) Moody's is A1 or higher and (ii) Pricing Level I does not apply.

      "Pricing Level III": any time when (i) the senior unsecured long term debt rating of the Borrower by (x) S&P is A or higher or (y) Moody's is A2 or higher and (ii) neither Pricing Level I nor II applies.

      "Pricing Level IV": any time when (i) the senior unsecured long term debt rating of the Borrower by (x) S&P is A- or higher or (y) Moody's is A3 or higher and (ii) none of Pricing Level I, II or III applies.

      "Pricing Level V": any time when (i) the senior unsecured long term debt rating of the Borrower by (x) S&P is BBB+ or higher or (y) Moody's is Baa1 or higher and (ii) none of Pricing Level I, II, III or IV applies.

      "Pricing Level VI": any time when (i) the senior unsecured long term debt rating of the Borrower by (x) S&P is BBB or higher or (y) Moody's is Baa2 or higher and (ii) none of Pricing Level I, II, III, IV or V applies.

      "Pricing Level VII": any time when none of Pricing Level I, II, III, IV, V or VI applies.

Notwithstanding each definition of Pricing Level set forth above, if at any time the senior unsecured long term debt ratings of the Borrower by S&P and Moody's differ by more than one equivalent rating level, then the applicable Pricing Level shall be determined based upon the lower such rating adjusted upwards to the next higher rating level.

      "Principal Office": from time to time, the principal office of BNY, located on the date hereof in New York, New York.

      "Prohibited Transaction": a transaction that is prohibited under Section 4975 of the Internal Revenue Code or Section 406 of ERISA and not exempt under
Section 4975 of the Internal Revenue Code or Section 408 of ERISA.

      "Property": in respect of any Person, all types of real, personal or mixed property and all types of tangible or intangible property owned or leased by such Person.

      "Regulatory Change": (a) the introduction or phasing in of any law, rule or regulation after the date hereof, (b) the issuance or promulgation after the date hereof of any directive, guideline or request from any central bank or United States or foreign Governmental Authority (whether or not having the force of law), or (c) any change after the date hereof in the interpretation of any existing law, rule, regulation, directive, guideline or request by any central bank or United States or foreign Governmental Authority charged with the administration thereof, in each case applicable to the transactions contemplated by this Agreement.

      "Reimbursement Agreement": as defined in Section 2.8(b).

      "Reimbursement Obligations": all obligations and liabilities of the Borrower due and to become due (a) under the Reimbursement Agreements and (b) hereunder in respect of Letters of Credit.

      "Replaced Lender": as defined in Section 3.13.

      "Replacement Lender": as defined in Section 3.13.

      "Reportable Event": with respect to any Pension Plan, (a) any event set forth in Sections 4043(b) (other than a Reportable Event as to which the 30 day notice requirement is waived by the PBGC under applicable regulations), 4062(e) or 4063(a) of ERISA, or the regulations thereunder, (b) an event requiring the Borrower, any Subsidiary or any ERISA Affiliate to provide security to a Pension Plan under Section 401(a)(29) of the Internal Revenue Code, or (c) the failure to make any payment required by Section 412(m) of the Internal Revenue Code.

      "Required Lenders": (a) at any time prior to the Commitment Termination Date or such earlier date as all of the Commitments shall have terminated or been terminated in accordance herewith, Lenders having Commitment Amounts equal to or more than 51% of the Aggregate Commitment Amount, and (b) at all other times, Lenders holding Notes having an unpaid principal balance equal to or more than 51% of all Loans outstanding.

      "Restricted Payment": with respect to any Person, any of the following, whether direct or indirect: (a) the declaration or payment by such Person of any dividend or distribution on any class of Stock of such Person, other than a dividend payable solely in shares of that class of Stock to the holders of such class, (b) the declaration or payment by such Person of any distribution on any other type or class of equity interest or equity investment in such Person, and
(c) any redemption, retirement, purchase or acquisition of, or sinking fund or other similar payment in respect of, any class of Stock of, or other type or class of equity interest or equity investment in, such Person.

      'Restrictive Agreement": as defined in Section 8.7.

      "Revco": Revco D.S., Inc., a Delaware corporation.

      "Revco Audited Financial Statements": as defined in Section 4.13.

      "Revco Existing Credit Agreement": collectively, the Amended and Restated Credit Agreement dated as of July 27, 1995 among Revco, the financial institutions party thereto, as revolving lenders, Banque Paribas and Bank of America Illinois, as managing agents, and Bank of America National Trust and Savings Association, as administrative agent, as amended, and the Credit Agreement (364 Day Facility) dated as of November 15, 1996 among Revco, Banque Paribas and Bank of America Illinois, as lenders, and Bank of America National Trust and Savings Association, as administrative agent.

      "Revco 9 1/8% Indenture Debt": the Indebtedness of Revco under the 9 1/8% senior notes due 2000 issued under the Indenture, dated as of January 1, 1993, between Revco and First Fidelity Bank, National Association, New Jersey, as trustee, as amended by the First Amendment to Indenture, dated as of April 20, 1994.

      "Revco 10 1/8% Indenture Debt": the Indebtedness of Hook SupeRx, Inc. (a wholly-owned subsidiary of Revco), as issuer, and Revco, as guarantor, under the 10 1/8% senior notes due 2002 issued under the Indenture, dated as of June 1, 1992, between Hook SupeRx, Inc. and Star Bank, National Association, as trustee.

      "Revolving Credit Loans": as defined in Section 2.1(a).

      "Revolving Credit Note": as defined in Section 2.1(b).

      "S&P": Standard and Poor's Ratings Group, a division of McGraw-Hill, Inc.

      "Solvent": with respect to any Person on a particular date, the condition that on such date, (i) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute an unreasonably small amount of capital. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability after taking into account probable payments by co-obligors.

      "Special Counsel": Emmet, Marvin & Martin, LLP.

      "Subsidiary": at any time and from time to time, any corporation, association, partnership, limited liability company, joint venture or other business entity of which the Borrower and/or any Subsidiary of the Borrower, directly or indirectly at such time, either (a) in respect of a corporation, owns or controls more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors or similar managing body, irrespective of whether a class or classes shall or might have voting power by reason of the happening of any contingency, or (b) in respect of an association, partnership, limited liability company, joint venture or other business entity, is entitled to share in more than 50% of the profits and losses, however determined.

      "Swing Line Commitment": the commitment of the Swing Line Lender to make Swing Line Loans in accordance with the terms hereof in an aggregate outstanding principal amount not exceeding $50,000,000 (or, if less, the Aggregate Commitment Amount) at any time, as the same may be reduced pursuant to Section 2.6.

      "Swing Line Commitment Period": the period from the Effective Date to, but excluding, the Swing Line Termination Date.

      "Swing Line Exposure": at any time, in respect of any Lender, an amount equal to the aggregate principal balance of Swing Line Loans at such time multiplied by such Lender's Commitment Percentage at such time.

      "Swing Line Interest Period": as to any Swing Line Loan, the period commencing on the date of such Swing Line Loan and ending on the date set forth by the Borrower in the Borrowing Request with respect to such Swing Line Loan; provided that the last day of any Swing Line Interest Period shall not be earlier than one day after the date of such Swing Line Loan or later than 7 days after the date of such Swing Line Loan and in no event later than the Swing Line Termination Date; and provided further that if any Swing Line Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day.

      "Swing Line Lender": BNY.

      "Swing Line Loan" and "Swing Line Loans": as defined in Section 2.2(a).

      "Swing Line Maturity Date": as defined in Section 2.2(a).

      "Swing Line Note": as defined in Section 2.2(b).

      "Swing Line Participation Amount": as defined in Section 2.2(d).

      "Swing Line Termination Date": the date which is 7 Domestic Business Days prior to the Commitment Termination Date.

      "Syndication Agent":  as defined in the preamble.

      "Tangible Net Worth": at any date of determination, Net Worth less all assets of the Borrower and its Subsidiaries included in such Net Worth, determined on a Consolidated basis at such date, that would be classified as intangible assets in accordance with GAAP.

      "Termination Event": with respect to any Pension Plan, (a) a Reportable Event, (b) the termination of a Pension Plan under Section 4041(c) of ERISA, or the filing of a notice of intent to terminate a Pension Plan under Section 4041(c) of ERISA, or the treatment of a Pension Plan amendment as a termination under Section 4041(e) of ERISA (except an amendment made after such Pension Plan satisfies the requirement for a standard termination under Section 4041(b) of ERISA), (c) the institution of proceedings by the PBGC to terminate a Pension Plan under Section 4042 of ERISA, or (d) the appointment of a trustee to administer any Pension Plan under Section 4042 of ERISA.

      "Total Capitalization": at any date, the sum of the Borrower's Consolidated Indebtedness and shareholders' equity on such date, determined in accordance with GAAP.

      "Type": with respect to any Revolving Credit Loan, the characteristic of such Loan as an ABR Advance or a Eurodollar Advance, each of which constitutes a Type of Revolving Credit Loan.

      "Unqualified Amount": as defined in Section 3.4(c).

      "Upstream Dividends": as defined in Section 8.7.

      1.2 Principles of Construction

            (a) All capitalized terms defined in this Agreement shall have the meanings given such capitalized terms herein when used in the other Loan Documents or in any certificate, opinion or other document made or delivered pursuant hereto or thereto, unless otherwise expressly provided therein.

            (b) Unless otherwise expressly provided herein, the word "fiscal" when used herein shall refer to the relevant fiscal period of the Borrower. As used in the Loan

Documents and in any certificate, opinion or other document made or delivered pursuant thereto, accounting terms not defined in Section 1.1, and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

            (c) The words "hereof", "herein", "hereto" and "hereunder" and similar words when used in each Loan Document shall refer to such Loan Document as a whole and not to any particular provision of such Loan Document, and Section, schedule and exhibit references contained therein shall refer to Sections thereof or schedules or exhibits thereto unless otherwise expressly provided therein.

            (d) All references herein to a time of day shall mean the then applicable time in New York, New York, unless otherwise expressly provided herein.

            (e) Section headings have been inserted in the Loan Documents for convenience only and shall not be construed to be a part thereof. Unless the context otherwise requires, words in the singular number include the plural, and words in the plural include the singular.

            (f) Whenever in any Loan Document or in any certificate or other document made or delivered pursuant thereto, the terms thereof require that a Person sign or execute the same or refer to the same as having been so signed or executed, such terms shall mean that the same shall be, or was, duly signed or executed by (i) in respect of any Person that is a corporation, any duly authorized officer thereof, and (ii) in respect of any other Person (other than an individual), any analogous counterpart thereof.

            (g) The words "include" and "including", when used in each Loan Document, shall mean that the same shall be included "without limitation", unless otherwise specifically provided.

2. AMOUNT AND TERMS OF LOANS

      2.1 Revolving Credit Loans

            (a) Subject to the terms and conditions hereof, each Lender severally (and not jointly) agrees to make loans under this Agreement (each a "Revolving Credit Loan" and, collectively with each other Revolving Credit Loan of such Lender and/or with each Revolving Credit Loan of each other Lender, the "Revolving Credit Loans") to the Borrower from time to time during the Commitment Period, during which period the Borrower may borrow, prepay and reborrow in accordance with the provisions hereof. Immediately after making each Revolving Credit Loan and after giving effect to all Swing Line Loans and Competitive Bid Loans repaid and all Reimbursement Obligations paid on the same date, the Aggregate Credit Exposure will not exceed the Aggregate Commitment Amount. With respect to each Lender, at the time of the making of any Revolving Credit Loan, the sum of (I) the principal amount of such Lender's Revolving Credit Loan constituting a part of the Revolving Credit Loans to be made, (II) the aggregate principal balance of all other Revolving Credit Loans (exclusive of Revolving Credit Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the Revolving Credit Loans to be made) then outstanding from such Lender and (III) the product of (A) such Lender's Commitment Percentage and (B) the sum of (1) the aggregate principal balance of all Swing Line Loans (exclusive of Swing Line Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective Revolving Credit Loans) then outstanding and (2) the Letter of Credit Exposure of all Lenders, will not exceed the Commitment of such Lender at such time. During the Commitment Period, the Borrower may borrow, prepay in whole or in part and reborrow Revolving Credit Loans under the Commitments, all in accordance with the terms and conditions hereof. At the option of the Borrower, indicated in a Borrowing Request, Revolving Credit Loans may be made as ABR Advances or Eurodollar Advances.

      (b) Revolving Credit Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit B-1 (each, as indorsed or modified from time to time, a "Revolving Credit Note"), payable to the order of such Lender, dated the first Borrowing Date, and in the maximum stated principal amount equal to such Lender's Commitment Amount and evidencing the obligation of the Borrower to pay such Commitment Amount, or, if less, the aggregate unpaid principal balance of the Revolving Credit Loans made by such Lender, with interest thereon as provided herein.

      (c) The aggregate outstanding principal balance of all Revolving Credit Loans shall be due and payable on the Commitment Termination Date or on such earlier date upon which all of the Commitments shall have been voluntarily terminated by the Borrower in accordance with Section 2.6.

      2.2 Swing Line Loans

            (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make loans under this Agreement (each a "Swing Line Loan" and, collectively, the "Swing Line Loans") to the Borrower from time to time during the Swing Line Commitment Period. Swing Line Loans (i) may be repaid and reborrowed in accordance with the provisions hereof, (ii) shall not, immediately after giving effect thereto, result in the Aggregate Credit Exposure exceeding the Aggregate Commitment Amount, and (iii) shall not, immediately after giving effect thereto, result in the aggregate outstanding principal balance of all Swing Line Loans exceeding the Swing Line Commitment. The Swing Line Lender shall not be obligated to make any Swing Line Loan at a time when any Lender shall be in default of its obligations under this Agreement unless the Swing Line Lender has entered into arrangements satisfactory to it and the Borrower to eliminate the Swing Line Lender's risk with respect to such defaulting Lender's participation in such Swing Line Loan. The Swing Line Lender will not make a Swing Line Loan if the Administrative Agent, or any Lender by notice to the Swing Line Lender and the Borrower no later than one Business Day prior to the Borrowing Date with respect to such Swing Line Loan, shall have determined that the conditions set forth in Sections 5 and 6 have not been satisfied and such conditions remain unsatisfied as of the requested time of the making of such Loan. Each Swing Line Loan shall be due and payable on the day (the "Swing Line Maturity Date") being the earliest of the last day of the Swing Line Interest Period applicable thereto, the date on which the Swing Line Commitment shall have been voluntarily terminated by the Borrower in accordance with Section 2.6, and the date on which the Loans shall become due and payable pursuant to the provisions hereof, whether by acceleration or otherwise. Each Swing Line Loan shall bear interest at the Negotiated Rate applicable thereto. The Swing Line Lender shall disburse the proceeds of Swing Line

Loans at its office designated in Section 11.2 by crediting such proceeds to an account of the Borrower maintained with the Swing Line Lender.

            (b) Swing Line Loans shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit B-3 (as indorsed or modified from time to time, the "Swing Line Note"), payable to the order of the Swing Line Lender, dated the first Borrowing Date, and in the maximum stated principal amount equal to the Swing Line Commitment and evidencing the obligation of the Borrower to pay the amount of the Swing Line Commitment or, if less, the aggregate unpaid principal balance of the Swing Line Loans made by the Swing Line Lender which shall not have been funded by a Mandatory Borrowing, together with interest thereon as provided herein.

            (c) On any Business Day on which a Swing Line Loan shall be due and payable and shall remain unpaid, the Swing Line Lender may, in its sole discretion, give notice to the Lenders and the Borrower that such outstanding Swing Line Loan shall be funded with a borrowing of Revolving Credit Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Sections 9.1(h) or
(i)), in which case a borrowing of Revolving Credit Loans made as ABR Advances (each such borrowing, a "Mandatory Borrowing"), shall be made by all Lenders pro rata based on each such Lender's Commitment Percentage on the Business Day immediately succeeding the giving of such notice. The proceeds of each Mandatory Borrowing shall be remitted directly to the Swing Line Lender to repay such outstanding Swing Line Loan. Each Lender irrevocably agrees to make a Revolving Credit Loan pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swing Line Lender notwithstanding: (i) whether the amount of such Mandatory Borrowing complies with the minimum amount for Loans otherwise required hereunder, (ii) whether any condition specified in Section 6 is then unsatisfied, (iii) whether a Default or an Event of Default then exists, (iv) the Borrowing Date of such Mandatory Borrowing, (v) the aggregate principal amount of all Loans then outstanding, (vi) the Aggregate Credit Exposure at such time and (vii) the amount of the Commitments at such time.

            (d) Upon each receipt by a Lender of notice of an Event of Default from the Administrative Agent pursuant to Section 10.5, such Lender shall purchase unconditionally, irrevocably, and severally (and not jointly) from the Swing Line Lender a participation in the outstanding Swing Line Loans (including accrued interest thereon) in an amount equal to the product of its Commitment Percentage and the outstanding balance of the Swing Line Loans (each, a "Swing Line Participation Amount"). Each Lender shall also be liable for an amount equal to the product of its Commitment Percentage and any amounts paid by the Borrower pursuant to this Section that are subsequently rescinded or avoided, or must otherwise be restored or returned. Such liabilities shall be unconditional and without regard to the occurrence of any Default or Event of Default or the compliance by the Borrower with any of its obligations under the Loan Documents.

            (e) In furtherance of Section 2.2(d), upon each receipt by a Lender of notice of an Event of Default from the Administrative Agent pursuant to
Section 10.5, such Lender shall promptly make available to the Administrative Agent for the account of the Swing Line Lender its Swing Line Participation Amount at the office of the Administrative Agent specified in Section 11.2, in lawful money of the United States and in immediately available funds. The Administrative Agent shall deliver the payments made by each Lender pursuant to the immediately preceding sentence to the Swing Line Lender promptly upon receipt thereof in like funds as received. Each Lender hereby indemnifies and agrees to hold harmless the Administrative Agent and the Swing Line Lender from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses resulting from any failure on the part of such Lender to pay, or from any delay in paying the Administrative Agent any amount such Lender is required by notice from the Administrative Agent to pay in accordance with this Section upon receipt of notice of an Event of Default from the Administrative Agent pursuant to Section 10.5 (except in respect of losses, liabilities or other obligations suffered by the Administrative Agent or the Swing Line Lender, as the case may be, resulting from the gross negligence or willful misconduct of the Administrative Agent or the Swing Line Lender, as the case may be), and such Lender shall pay interest to the Administrative Agent for the account of the Swing Line Lender from the date such amount was due until paid in full, on the unpaid portion thereof, at a rate of interest per annum, whether before or after judgment, equal to (i) from the date such amount was due until the third day therefrom, the Federal Funds Effective Rate, and (ii) thereafter, the Federal Funds Effective Rate plus 2%, payable upon demand by the Swing Line Lender. The Administrative Agent shall distribute such interest payments to the Swing Line Lender upon receipt thereof in like funds as received.

            (f) Whenever the Administrative Agent is reimbursed by the Borrower for the account of the Swing Line Lender for any payment in connection with Swing Line Loans and such payment relates to an amount previously paid by a Lender pursuant to this Section, the Administrative Agent will promptly remit such payment to such Lender.

      2.3 Notice of Borrowing-Revolving Credit Loans and Swing Line Loans

            The Borrower agrees to notify the Administrative Agent (and with respect to a Swing Line Loan, the Swing Line Lender), which notification shall be irrevocable, no later than (a) 12:00 Noon on the proposed Borrowing Date in the case of Swing Line Loans, (b) 10:00 A.M. on the proposed Borrowing Date in the case of Revolving Credit Loans to consist of ABR Advances and (c) 10:00 A.M. at least two Eurodollar Business Days prior to the proposed Borrowing Date in the case of Revolving Credit Loans to consist of Eurodollar Advances. Each such notice shall specify (i) the aggregate amount requested to be borrowed under the Commitments or the Swing Line Commitment, (ii) the proposed Borrowing Date,
(iii) whether a borrowing of Revolving Credit Loans is to be of ABR Advances or Eurodollar Advances, and the amount of each thereof (iv) the Interest Period for such Eurodollar Advances and (v) the Swing Line Interest Period for, and the amount of, each Swing Line Loan. Each such notice shall be promptly confirmed by delivery to the Administrative Agent (and, with respect to a Swing Line Loan, the Swing Line Lender) of a Borrowing Request. Each Eurodollar Advance to be made on a Borrowing Date, when aggregated with all amounts to be Converted to Eurodollar Advances on such date and having the same Interest Period as such Eurodollar Advance, shall equal no less than $10,000,000, or an integral multiple of $1,000,000 in excess thereof. Each ABR Advance made on each Borrowing Date shall equal no less than $5,000,000 or an integral multiple of $500,000 in excess thereof. Each Swing Line Loan made on each Borrowing Date shall equal no less than $1,000,000 or an integral multiple of $500,000 in excess thereof. The Administrative Agent shall promptly notify each Lender (by telephone or otherwise, such notification to be confirmed by fax or other writing) of each such Borrowing Request. Subject to its receipt of each such notice from the Administrative Agent and subject to the terms and conditions hereof, (A) each Lender shall make immediately available funds available to the Administrative Agent at the address therefor set forth in Section 11.2 not later than 1:00 P.M. on each Borrowing Date in an amount equal to such Lender's Commitment Percentage of the Revolving Credit Loans requested by the Borrower on such Borrowing Date and/or (B) the Swing Line Lender shall make immediately available funds available to the Borrower on such Borrowing Date in an amount equal to the Swing Line Loan requested by the Borrower.

      2.4 Competitive Bid Loans and Procedure

            (a) Subject to the terms and conditions hereof, the Borrower may request competitive bid loans under this Agreement (each a "Competitive Bid Loan") during the Commitment Period. In order to request Competitive Bids, the Borrower shall deliver by hand or fax to the Administrative Agent a duly completed Competitive Bid Request not later than 11:00 A.M., one Domestic Business Day before the proposed Borrowing Date therefor. A Competitive Bid Request that does not conform substantially to the format of Exhibit G may be rejected by the Administrative Agent in the Administrative Agent's reasonable discretion, and the Administrative Agent shall promptly notify the Borrower of such rejection by fax and telephone. Each Competitive Bid Request shall specify
(x) the proposed Borrowing Date for the Competitive Bid Loans then being requested (which shall be a Domestic Business Day) and the aggregate principal amount thereof and (y) the Competitive Interest Period or Interest Periods (which shall not exceed ten different Interest Periods in a single Competitive Bid Request), with respect thereto (which may not end after the Domestic Business Day immediately preceding the Commitment Termination Date). Promptly after its receipt of each Competitive Bid Request that is not rejected as aforesaid, the Administrative Agent shall invite by fax (in the form of Exhibit
H) the Lenders to bid, on the terms and conditions of this Agreement, to make Competitive Bid Loans pursuant to such Competitive Bid Request.

            (b) Each Lender, in its sole and absolute discretion, may make one or more Competitive Bids to the Borrower responsive to a Competitive Bid Request. Subject to subsection (f) below, each Competitive Bid by a Lender must be received by the Administrative Agent not later than 10:00 A.M. on the proposed Borrowing Date for the relevant Competitive Bid Loan. Multiple bids will be accepted by the Administrative Agent. Bids to make Competitive Bid Loans that do not conform substantially to the format of Exhibit I may be rejected by the Administrative Agent after conferring with, and upon the instruction of, the Borrower, and the Administrative Agent shall notify the Lender making such nonconforming bid of such rejection as soon as practicable. Each Competitive Bid shall be irrevocable and shall specify (x) the principal amount (which (1) shall be in a minimum principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and (2) may equal the entire principal amount requested by the Borrower) of the Competitive Bid Loan or Competitive Bid Loans that the Lender is willing to make to the Borrower, (y) the Competitive Bid Rate or Rates at which the Lender is prepared to make such Competitive Bid Loan or Competitive Bid Loans, and (z) the Competitive Interest Period with respect to each such Competitive Bid Loan and the last day thereof. If any Lender shall elect not to make a Competitive Bid, such Lender shall so notify the Administrative Agent by fax not later than 10:00 A.M. on the proposed Borrowing Date therefor, provided that the failure by any Lender to give any such notice shall not obligate such Lender to make any Competitive Bid Loan in connection with the relevant Competitive Bid Request.

            (c) With respect to each Competitive Bid Request, the Administrative Agent shall (i) notify the Borrower by fax by 11:00 A.M. on the proposed Borrowing Date with respect thereto of each Competitive Bid made, the Competitive Bid Rate applicable thereto and the identity of the Lender that made such Competitive Bid, and (ii) send a list of all Competitive Bids to the Borrower for its records as soon as practicable after completion of the bidding process. Each notice and list sent by the Administrative Agent pursuant to this
Section 2.4(c) shall list the Competitive Bids in ascending yield order.

            (d) The Borrower may in its sole and absolute discretion, subject only to the provisions of this Section 2.4(d), accept or reject any Competitive Bid made in accordance with the procedures set forth in this Section 2.4, and the Borrower shall notify the Administrative Agent by telephone, confirmed by fax in the form of a Competitive Bid Accept/Reject Letter, whether and to what extent it has decided to accept or reject any or all of such Competitive Bids not later than 12:00 Noon on the proposed Borrowing Date therefor, provided that the failure by the Borrower to give such notice shall be deemed to be a rejection of all such Competitive Bids. In connection with each acceptance of one or more Competitive Bids by the Borrower:

            (1) the Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Borrower has decided to reject a Competitive Bid made at a lower Competitive Bid Rate unless the acceptance of such lower Competitive Bid would subject the Borrower to any requirement to withhold any taxes or deduct any amount from any amounts payable under the Loan Documents, in which case the Borrower may reject such lower Competitive Bid,

            (2) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the principal amount specified in the Competitive Bid Request therefor,

            (3) if the Borrower shall desire to accept a Competitive Bid made at a particular Competitive Bid Rate, it must accept all other Competitive Bids at such Competitive Bid Rate, except for any such Competitive Bid the acceptance of which would subject the Borrower to any requirement to withhold any taxes or deduct any amount from any amounts payable under the Loan Documents, provided that if the acceptance of all such other Competitive Bids would cause the aggregate amount of all such accepted Competitive Bids to exceed the amount requested, then such acceptance shall be made pro rata in accordance with the amount of each such Competitive Bid at such Competitive Bid Rate,

            (4) except pursuant to clause (3) above, no Competitive Bid shall be accepted unless the Competitive Bid Loan with respect thereto shall be in a minimum principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and

            (5) no Competitive Bid shall be accepted and no Competitive Bid Loan shall be made, if immediately after giving effect thereto, the Aggregate Credit Exposure would exceed the Aggregate Commitment Amount.

            (e) The Administrative Agent shall promptly fax to each bidding Lender (with a copy to the Borrower) a Competitive Bid Accept/Reject Letter advising such Lender whether its Competitive Bid has been accepted (and if accepted, in what amount and at what Competitive Bid Rate), and each successful bidder so notified will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Bid Loan in respect of which each of its Competitive Bids has been accepted by making immediately available funds available to the Administrative Agent at its address set forth in Section 11.2 not later than 1:00 P.M. on the Borrowing Date for such Competitive Bid Loan in the amount thereof.

            (f) Anything herein to the contrary notwithstanding, if the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such bid directly to the Borrower not later than 9:30 A.M. on the relevant proposed Borrowing Date.

            (g) All notices required by this Section shall be given in accordance with Section 11.2.

            (h) The Competitive Bid Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit B-2 (each, as indorsed or modified from time to time, a "Competitive Bid Note"), payable to the order of such Lender, dated the first Borrowing Date evidencing the obligation of the Borrower to pay the aggregate unpaid principal balance of all Competitive Bid Loans made by such Lender to the Borrower, together with interest thereon as provided herein. Each Competitive Bid Loan shall be due and payable on the last day of the Interest Period applicable thereto or on such earlier date upon which the Loans shall become due and payable hereunder, whether by acceleration or otherwise.

      2.5 Use of Proceeds

            The Borrower agrees that the proceeds of the Loans and Letters of Credit shall be used solely for its general corporate purposes not inconsistent with the provisions hereof, including as a backup for the Borrower's commercial paper and to refinance all outstanding Indebtedness (excluding letters of credit issued under the Revco Existing Credit Agreement) under the Existing Credit Agreements. Notwithstanding anything to the contrary contained in any Loan Document, the Borrower further agrees that no part of the proceeds of any Loan or Letter of Credit will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any Governmental Authority, including the provisions of Regulations G, U or X of the Board of Governors of the Federal Reserve System, as amended or any provision of this Agreement, including, without limitation, the provisions of Section 4.9.

      2.6 Termination or Reduction of Commitments

            (a) Voluntary Termination or Reductions. At the Borrower's option and upon at least three Domestic Business Days' prior irrevocable notice to the Administrative Agent, the Borrower may (i) terminate the Commitments, the Swing Line Commitment and the Letter of Credit Commitment, at any time, or (ii) permanently reduce the Aggregate Commitment Amount, the Swing Line Commitment or the Letter of Credit Commitment, in part at any time and from time to time, provided that (1) each such partial reduction shall be in an amount equal to at least (i) in the case of the Aggregate Commitment Amount, $10,000,000 or an integral multiple of $1,000,000 in excess thereof, (ii) in the case of the Swing Line Commitment, $1,000,000, or an integral multiple of $1,000,000 in excess thereof, and (iii) in the case of the Letter of Credit Commitment, $1,000,000, or an integral multiple of $1,000,000 in excess thereof, and (2) immediately after giving effect to each such reduction, (i) the Aggregate Commitment Amount shall equal or exceed the sum of the aggregate outstanding principal balance of all Loans and the Letter of Credit Exposure, (ii) the Swing Line Commitment shall equal or exceed the aggregate outstanding principal balance of all Swing Line Loans and (iii) the Letter of Credit Commitment shall equal or exceed the Letter of Credit Exposure of all Lenders, and provided further that a notice of termination of the Commitments, the Swing Line Commitment and the Letter of Credit Commitment delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities (such notice to specify the proposed effective date), in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to such specified effective date) if such condition is not satisfied and the Borrower shall indemnify the Lenders in accordance with Section 3.5.

            (b) In General. Each reduction of the Aggregate Commitment Amount shall be made by reducing each Lender's Commitment Amount by a sum equal to such Lender's Commitment Percentage of the amount of such reduction.

      2.7 Prepayments of Loans

            (a) Voluntary Prepayments. The Borrower may prepay Revolving Credit Loans, Competitive Bid Loans and Swing Line Loans, in whole or in part, without premium or penalty, but subject to Section 3.5 at any time and from time to time, by notifying the Administrative Agent, which notification shall be irrevocable, at least two Eurodollar Business Days, in the case of a prepayment of Eurodollar Advances, two Business Days, in the case of Competitive Bid Loans, or one Domestic Business Day, in the case of a prepayment of Swing Line Loans and ABR Advances, prior to the proposed prepayment date specifying (i) the Loans to be prepaid, (ii) the amount to be prepaid, and (iii) the date of prepayment. Upon receipt of each such notice, the Administrative Agent shall promptly notify each Lender thereof. Each such notice given by the Borrower pursuant to this Section shall be irrevocable, provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments, the Swing Line Commitment and the Letter of Credit Commitment as contemplated by
Section 2.6, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.6, and the Borrower shall indemnify the Lenders in accordance with Section 3.5. Each partial prepayment under this Section shall be in a minimum amount of $1,000,000 ($500,000 in the case of ABR Advances and Swing Line Loans) or an integral multiple of $1,000,000 ($100,000 in the case of ABR Advances and Swing Line Loans) in excess thereof.

            (b) In General. Simultaneously with each prepayment hereunder, the Borrower shall prepay all accrued interest on the amount prepaid through the date of prepayment and indemnify the Lenders in accordance with Section 3.5.

      2.8 Letter of Credit Sub-facility

            (a) Subject to the terms and conditions hereof and the payment by the Borrower to the Issuer of such fees as the Borrower and the Issuer shall have agreed in writing, the Issuer agrees, in reliance on the agreement of the other Lenders set forth in Section 2.9, to issue standby letters of credit (each a "Letter of Credit" and, collectively, the "Letters of Credit") during the Commitment Period for the account of the Borrower, provided that immediately after the issuance of each Letter of Credit (i) the Letter of Credit Exposure of all Lenders shall not exceed the Letter of Credit Commitment, and (ii) the Aggregate Credit Exposure shall not exceed the Aggregate Commitment Amount. Each Letter of Credit shall have an expiration date which shall be not later than the earlier to occur of one year from the date of issuance thereof or 5 days prior to the Commitment Termination Date. No Letter of Credit shall be issued if the Administrative Agent, or any Lender by notice to the Administrative Agent and the Issuer no later than 3:00 P.M. one Domestic Business Day prior to the requested date of issuance of such Letter of Credit, shall have determined that the conditions set forth in Sections 5 and 6 have not been satisfied.

            (b) Each Letter of Credit shall be issued for the account of the Borrower in support of an obligation of the Borrower in favor of a beneficiary who has requested the issuance of such Letter of Credit as a condition to a transaction entered into in connection with the Borrower's ordinary course of business. The Borrower shall give the Administrative Agent a Letter of Credit Request for the issuance of each Letter of Credit by 12:00 Noon at least two Domestic Business Days prior to the requested date of issuance. Such Letter of Credit Request shall be accompanied by the Issuer's standard Application and Agreement for Standby Letter of Credit (each a "Reimbursement Agreement") executed by the Borrower, and shall specify (i) the beneficiary of such Letter of Credit and the obligations of the Borrower in respect of which such Letter of Credit is to be issued, (ii) the Borrower's proposal as to the conditions under which a drawing may be made under such Letter of Credit and the documentation to be required in respect thereof, (iii) the maximum amount to be available under such Letter of Credit, and (iv) the requested date of issuance. Upon receipt of such Letter of Credit Request from the Borrower, the Administrative Agent shall promptly notify the Issuer and each other Lender thereof. The Issuer shall, on the proposed date of issuance and subject to the other terms and conditions of this Agreement, issue the requested Letter of Credit. Each Letter of Credit shall be in form and substance reasonably satisfactory to the Issuer, with such provisions with respect to the conditions under which a drawing may be made thereunder and the documentation required in respect of such drawing as the Issuer shall reasonably require. Each Letter of Credit shall be used solely for the purposes described therein.

            (c) Each payment by the Issuer of a draft drawn under a Letter of Credit shall give rise to the obligation of the Borrower to immediately reimburse the Issuer for the amount thereof. The Issuer shall promptly notify the Borrower of such payment by the Issuer of a draft drawn under a Letter of Credit, but any failure to so notify shall not in any manner affect the obligation of the Borrower to make reimbursement when due. In lieu of such notice, if the Borrower has not made reimbursement prior to the end of the Business Day when due, the Borrower hereby authorizes the Issuer to deduct the amount of any such reimbursement from such account(s) as the Borrower may from time to time designate in writing to the Issuer, upon which the Issuer shall apply the amount of such deduction to such reimbursement. If all or any portion of any reimbursement obligation in respect of a Letter of Credit shall not be paid when due (whether at the stated maturity thereof, by acceleration or otherwise), such overdue amount shall bear interest, payable upon demand, at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin applicable to ABR Advances plus 2%, from the date of such nonpayment until paid in full (whether before or after the entry of a judgment thereon).

      2.9 Letter of Credit Participation

            (a) Each Lender hereby unconditionally and irrevocably, severally (and not jointly) takes an undivided participating interest in the obligations of the Issuer under and in connection with each Letter of Credit in an amount equal to such Lender's Commitment Percentage of the amount of such Letter of Credit. Each Lender shall be liable to the Issuer for its Commitment Percentage of the unreimbursed amount of any draft drawn and honored under each Letter of Credit. Each Lender shall also be liable for an amount equal to the product of its Commitment Percentage and any amounts paid by the Borrower pursuant to Sections 2.8 and 2.10 that are subsequently rescinded or avoided, or must otherwise be restored or returned. Such liabilities shall be unconditional and without regard to the occurrence of any Default or Event of Default or the compliance by the Borrower with any of its obligations under the Loan Documents.

            (b) The Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Lender (which notice shall be promptly confirmed in writing), of the date and the amount of each draft paid under each Letter of Credit with respect to which full reimbursement payment shall not have been made by the Borrower as provided in Section 2.8(c), and forthwith upon receipt of such notice, such Lender shall promptly make available to the Administrative Agent for the account of the Issuer its Commitment Percentage of the amount of such unreimbursed draft at the office of the Administrative Agent specified in Section 11.2 in lawful money of the United States and in immediately available funds. The Administrative Agent shall distribute the payments made by each Lender pursuant to the immediately preceding sentence to the Issuer promptly upon receipt thereof in like funds as received. Each Lender shall indemnify and hold harmless the Administrative Agent and the Issuer from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) resulting from any failure on the part of such Lender to provide, or from any delay in providing, the Administrative Agent with such Lender's Commitment Percentage of the amount of any payment made by the Issuer under a Letter of Credit in accordance with this clause (b) above (except in respect of losses, liabilities or other obligations suffered by the Administrative Agent or the Issuer, as the case may be, resulting from the gross negligence or willful misconduct of the Administrative Agent or the Issuer, as the case may be). If a Lender does not make available to the Administrative Agent when due such Lender's Commitment Percentage of any unreimbursed payment made by the Issuer under a Letter of Credit, such Lender shall be required to pay interest to the Administrative Agent for the account of the Issuer on such Lender's Commitment Percentage of such payment at a rate of interest per annum equal to (i) from the date such Lender should have made such amount available until the third day therefrom, the Federal Funds Effective Rate, and (ii) thereafter, the Federal Funds Effective Rate plus 2%, in each case payable upon demand by the Issuer. The Administrative Agent shall distribute such interest payments to the Issuer upon receipt thereof in like funds as received.

            (c) Whenever the Administrative Agent is reimbursed by the Borrower, for the account of the Issuer, for any payment under a Letter of Credit and such payment relates to an amount previously paid by a Lender in respect of its Commitment Percentage of the amount of such payment under such Letter of Credit, the Administrative Agent (or the Issuer, if such payment by a Lender was paid by the Administrative Agent to the Issuer) will promptly pay over such payment to such Lender.

      2.10 Absolute Obligation with respect to Letter of Credit Payments

            The Borrower's obligation to reimburse the Administrative Agent for the account of the Issuer for each payment under or in respect of each Letter of Credit shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the beneficiary of such Letter of Credit, the Administrative Agent, the Issuer, the Swing Line Lender, any Lender or any other Person, including, without limitation, any defense based on the failure of any drawing to conform to the terms of such Letter of Credit, any drawing document proving to be forged, fraudulent or invalid, or the legality, validity, regularity or enforceability of such Letter of Credit, provided, however, that, with respect to any Letter of Credit, the foregoing shall not relieve the Issuer of any liability it may have to the Borrower for any actual damages sustained by the Borrower arising from a wrongful payment (or failure to pay) under such Letter of Credit made as a result of the Issuer's gross negligence or willful misconduct.

3.    PROCEEDS, PAYMENTS, CONVERSIONS, INTEREST, YIELD PROTECTION AND FEES

      3.1 Disbursement of the Proceeds of the Loans

            The Administrative Agent shall disburse the proceeds of the Loans (other than the Swing Line Loans) at its office specified in Section 11.2 by crediting to the Borrower's general deposit account with the Administrative Agent the funds received from each Lender. Unless the Administrative Agent shall have received prior notice from a Lender (by telephone or otherwise, such notice to be confirmed by fax or other writing) that such Lender will not make available to the Administrative Agent such Lender's Commitment Percentage of the Revolving Credit Loans, or the amount of any Competitive Bid Loan, to be made by it on a Borrowing Date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such Borrowing Date in accordance with this Section, provided that, in the case of a Revolving Credit Loan, such Lender received notice thereof from the Administrative Agent in accordance with the terms hereof, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such Borrowing Date a corresponding amount. If and to the extent such Lender shall not have so made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to pay to the Administrative Agent, forthwith on demand, such corresponding amount (to the extent not previously paid by the other), together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is paid to the Administrative Agent, at a rate per annum equal to, in the case of the Borrower, the applicable interest rate set forth in Section 3.4(a) and, in the case of such Lender, the Federal Funds Effective Rate from the date such payment is due until the third day after such date and, thereafter, at the Federal Funds Effective Rate plus 2%. Any such payment by the Borrower shall be without prejudice to its rights against such Lender. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Loan as part of such Loans for purposes of this Agreement, which Loan shall be deemed to have been made by such Lender on the Borrowing Date applicable to such Loans.

      3.2 Payments

            (a) Each borrowing of Revolving Credit Loans by the Borrower from the Lenders, any Conversion of Revolving Credit Loans from one Type to another, and any reduction in the Commitments shall be made pro rata according to the Commitment Percentage of each Lender. Each payment, including each prepayment, of principal and interest on the Loans and of the Facility Fee and the Letter of Credit Participation Fee (collectively, together with all of the other fees to be paid to the Administrative Agent, the Lenders, the Issuer and the Swing Line Lender in connection with the Loan Documents, the "Fees"), and of all of the other amounts to be paid to the Administrative Agent and the Lenders in connection with the Loan Documents shall be made by the Borrower to the Administrative Agent at its office specified in Section 11.2 in funds immediately available in New York by 3:00 P.M. on the due date for such payment. The failure of the Borrower to make any such payment by such time shall not constitute a default hereunder, provided that such payment is made on such due date, but any such payment made after 3:00 P.M. on such due date shall be deemed to have been made on the next Domestic Business Day or Eurodollar Business Day, as the case may be, for the purpose of calculating interest on amounts outstanding on the Loans. If the Borrower has not made any such payment prior to 3:00 P.M., the Borrower hereby authorizes the Administrative Agent to deduct the amount of any such payment from such account(s) as the Borrower may from time to time designate in writing to the Administrative Agent, upon which the Administrative Agent shall apply the amount of such deduction to such payment. Promptly upon receipt thereof by the Administrative Agent, each payment of principal and interest on the: (i) Revolving Credit Loans shall be remitted by the Administrative Agent in like funds as received to each Lender (a) first, pro rata according to the amount of interest which is then due and payable to the Lenders, and (b) second, pro rata according to the amount of principal which is then due and payable to the Lenders, (ii) Competitive Bid Loans shall be remitted by the Administrative Agent in like funds as received to each applicable Lender and (iii) Swing Line Loans shall be remitted by the Administrative Agent in like funds as received to the Swing Line Lender. Each payment of the Fees payable to the Lenders shall be promptly transmitted by the Administrative Agent in like funds as received to each Lender pro rata according to such Lender's Commitment Amount or, if the Commitments shall have terminated or been terminated, according to the outstanding principal amount of such Lender's Revolving Credit Loans.

            (b) If any payment hereunder or under the Loans shall be due and payable on a day which is not a Domestic Business Day or Eurodollar Business Day, as the case may be, the due date thereof (except as otherwise provided in the definition of Eurodollar Interest Period or Competitive Interest Period) shall be extended to the next Domestic Business Day or Eurodollar Business Day, as the case may be, and (except with respect to payments in respect of the Facility Fee and in respect of the Letter of Credit Participation Fee) interest shall be payable at the applicable rate specified herein during such extension.

      3.3 Conversions; Other Matters

            (a) The Borrower may elect at any time and from time to time to Convert one or more Eurodollar Advances to an ABR Advance by giving the Administrative Agent at least one Domestic Business Day's prior irrevocable notice of such election, specifying the amount to be so Converted. In addition, the Borrower may elect at any time and from time to time to Convert an ABR Advance to any one or more new Eurodollar Advances or to Convert any one or more existing Eurodollar Advances to any one or more new Eurodollar Advances by giving the Administrative Agent at least two Eurodollar Business Days' prior irrevocable notice, in the case of a Conversion to Eurodollar Advances, of such election, specifying the amount to be so Converted and the initial Interest Period relating thereto, provided that any Conversion of an ABR Advance to Eurodollar Advances shall only be made on a Eurodollar Business Day. The Administrative Agent shall promptly provide the Lenders with notice of each such election. ABR Advances and Eurodollar Advances may be Converted pursuant to this
Section in whole or in part, provided that the amount to be Converted to each Eurodollar Advance, when aggregated with any Eurodollar Advance to be made on such date in accordance with Section 2.1 and having the same Interest Period as such first Eurodollar Advance, shall equal no less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof.

            (b) Notwithstanding anything in this Agreement to the contrary, upon the occurrence and during the continuance of a Default or an Event of Default, the Borrower shall have no right to elect to Convert any existing ABR Advance to a new Eurodollar Advance or to Convert any existing Eurodollar Advance to a new Eurodollar Advance. In such event, such ABR Advance shall be automatically continued as an ABR Advance or such Eurodollar Advance shall be automatically Converted to an ABR Advance on the last day of the Interest Period applicable to such Eurodollar Advance. The foregoing shall not affect any other rights or remedies that the Administrative Agent or any Lender may have under this Agreement or any other Loan Document.

            (c) Each Conversion shall be effected by each Lender by applying the proceeds of each new ABR Advance or Eurodollar Advance, as the case may be, to the existing Advance (or portion thereof) being Converted (it being understood that such Conversion shall not constitute a borrowing for purposes of Sections 4, 5 or 6).

            (d) Notwithstanding any other provision of any Loan Document:

                  (i) if the Borrower shall have failed to elect a Eurodollar Advance under Section 2.3 or this Section 3.3, as the case may be, in connection with any borrowing of new Revolving Credit Loans or expiration of an Interest Period with respect to any existing Eurodollar Advance, the amount of the Revolving Credit Loans subject to such borrowing or such existing Eurodollar Advance shall thereafter be an ABR Advance until such time, if any, as the Borrower shall elect a new Eurodollar Advance pursuant to this Section 3.3,

                  (ii) the Borrower shall not be permitted to select a Eurodollar Advance the Interest Period in respect of which ends later than the Commitment Termination Date or such earlier date upon which all of the Commitments shall have been voluntarily terminated by the Borrower in accordance with Section 2.6, and

                  (iii) the Borrower shall not be permitted to have more than 10 Eurodollar Advances and Competitive Bid Loans, in the aggregate, outstanding at any one time, it being understood and agreed that each borrowing of Eurodollar Advances or Competitive Bid Loans pursuant to a single Borrowing Request or Competitive Bid Request, as the case may be, shall constitute the making of one Eurodollar Advance or Competitive Bid Loan for the purpose of calculating such limitation.

      3.4   Interest Rates and Payment Dates

            (a) Prior to Maturity. Except as otherwise provided in Sections 3.4(b) and 3.4(c), the Loans shall bear interest on the unpaid principal balance thereof at the applicable interest rate or rates per annum set forth below:

--------------------------------------------------------------------------------
      LOANS                            RATE

      Revolving Credit Loans           Alternate Base Rate applicable
      constituting ABR Advances        thereto plus the Applicable Margin.

      Revolving Credit Loans           Eurodollar Rate applicable
      constituting Eurodollar          thereto
      Advances                         plus the Applicable Margin.

      Competitive Bid                  Fixed rate of interest applicable
      Loans                            thereto accepted by the Borrower
                                       pursuant to Section 2.4(d).

      Swing Line Loans                 Negotiated Rate applicable
                                       thereto as provided in Section 2.2(a).
--------------------------------------------------------------------------------

              (b) After Maturity, Late Payment Rate. After maturity, whether by acceleration, notice of intention to prepay or otherwise, the outstanding principal balance of the Loans shall bear interest at the Alternate Base Rate plus 2% per annum until paid (whether before or after the entry of any judgment thereon). Any payment of principal, interest or any Fees not paid on the date when due and payable shall bear interest at the Alternate Base Rate plus 2% per annum from the due date thereof until the date such payment is made (whether before or after the entry of any judgment thereon).

              (c) Highest Lawful Rate. Notwithstanding anything to the contrary contained in this Agreement, at no time shall the interest rate payable to any Lender on any of its Loans, together with the Fees and all other amounts payable hereunder to such Lender to the extent the same constitute or are deemed to constitute interest, exceed the Highest Lawful Rate. If in respect of any period during the term of this Agreement, any amount paid to any Lender hereunder, to the extent the same shall (but for the provisions of this Section 3.4) constitute or be deemed to constitute interest, would exceed the maximum amount of interest permitted by the Highest Lawful Rate during such period (such amount being hereinafter referred to as an "Unqualified Amount"), then
(i) such Unqualified

Amount shall be applied or shall be deemed to have been applied as a prepayment of the Loans of such Lender, and (ii) if, in any subsequent period during the term of this Agreement, all amounts payable hereunder to such Lender in respect of such period which constitute or shall be deemed to constitute interest shall be less than the maximum amount of interest permitted by the Highest Lawful Rate during such period, then the Borrower shall pay to such Lender in respect of such period an amount (each a "Compensatory Interest Payment") equal to the lesser of (x) a sum which, when added to all such amounts, would equal the maximum amount of interest permitted by the Highest Lawful Rate during such period, and (y) an amount equal to the aggregate sum of all Unqualified Amounts less all other Compensatory Interest Payments.

              (d) General. Interest shall be payable in arrears on each Interest Payment Date, on the Commitment Termination Date and, to the extent provided in
Section 2.7(b), upon each prepayment of the Loans. Any change in the interest rate on the Loans resulting from an increase or a decrease in the Alternate Base Rate or any reserve requirement shall become effective as of the opening of business on the day on which such change shall become effective. The Administrative Agent shall, as soon as practicable, notify the Borrower and the Lenders of the effective date and the amount of each change in the BNY Rate, but any failure to so notify shall not in any manner affect the obligation of the Borrower to pay interest on the Loans in the amounts and on the dates set forth herein. Each determination by the Administrative Agent of the Alternate Base Rate, the Eurodollar Rate and the Competitive Rate pursuant to this Agreement shall be conclusive and binding on the Borrower absent manifest error. The Borrower acknowledges that to the extent interest payable on the Loans is based on the Alternate Base Rate, such rate is only one of the bases for computing interest on loans made by the Lenders, and by basing interest payable on ABR Advances on the Alternate Base Rate, the Lenders have not committed to charge, and the Borrower has not in any way bargained for, interest based on a lower or the lowest rate at which the Lenders may now or in the future make extensions of credit to other Persons. All interest (other than interest calculated with reference to the BNY Rate) shall be calculated on the basis of a 360-day year for the actual number of days elapsed, and all interest determined with reference to the BNY Rate shall be calculated on the basis of a 365/366-day year for the actual number of days elapsed.

      3.5 Indemnification for Loss

            Notwithstanding anything contained herein to the contrary, if: (i) the Borrower shall fail to borrow a Eurodollar Advance or if the Borrower shall fail to Convert a Eurodollar Advance after it shall have given notice to do so in which it shall have requested a Eurodollar Advance pursuant to Section 2.3 or 3.3, as the case may be, (ii) the Borrower shall fail to borrow a Competitive Bid Loan after it shall have accepted any offer with respect thereto in accordance with Section 2.4 or a Swing Line Loan after it shall have agreed to a Negotiated Rate with respect thereto in accordance with Section 2.2(a), (iii) a Eurodollar Advance, Competitive Bid Loan or Swing Line Loan shall be terminated for any reason prior to the last day of the Interest Period applicable thereto,
(iv) any repayment or prepayment of the principal amount of a Eurodollar Advance, Competitive Bid Loan or Swing Line Loan is made for any reason on a date which is prior to the last day of the Interest Period applicable thereto, or (v) the Borrower shall have revoked a notice of prepayment or notice of termination of the Commitments, the Swing Line Commitment and the Letter of Credit Commitments that was conditioned upon the effectiveness of other credit facilities pursuant to Section 2.6 or 2.7, the Borrower agrees to indemnify each Lender (or the Swing Line Lender, as applicable) against, and to pay on demand directly to such Lender the amount (calculated by such Lender using any method chosen by such Lender which is customarily used by such Lender for such purpose) equal to any loss or expense suffered by such Lender as a result of such failure to borrow or Convert, or such termination, repayment, prepayment or revocation, including any loss, cost or expense suffered by such Lender in liquidating or employing deposits acquired to fund or maintain the funding of such Eurodollar Advance, Competitive Bid Loan or Swing Line Loan, as the case may be, or redeploying funds prepaid or repaid, in amounts which correspond to such Eurodollar Advance, Competitive Bid Loan or Swing Line Loan, as the case may be, and any reasonable internal processing charge customarily charged by such Lender in connection therewith.

      3.6 Reimbursement for Costs, Etc.

            If at any time or from time to time there shall occur a Regulatory Change and the Issuer or any Lender shall have reasonably determined that such Regulatory Change (i) shall have had or will thereafter have the effect of reducing (A) the rate of return on the Issuer's or such Lender's capital or the capital of any Person directly or indirectly owning or controlling the Issuer or such Lender (each a "Control Person"), or (B) the asset value (for capital purposes) to the Issuer or such Lender or such Control Person, as applicable, of the Reimbursement Obligations, or any participation therein, or the Loans, or any participation therein, in any case to a level below that which the Issuer or such Lender or such Control Person could have achieved or would thereafter be able to achieve but for such Regulatory Change (after taking into account the Issuer's, such Lender's or such Control Person's policies regarding capital),
(ii) will impose, modify or deem applicable any reserve, asset, special deposit or special assessment requirements on deposits obtained in the interbank eurodollar market in connection with the Loan Documents (excluding, with respect to any Eurodollar Advance, any such requirement which is included in the determination of the rate applicable thereto), (iii) will subject the Issuer, or such Lender or such Control Person, as applicable, to any tax (documentary, stamp or otherwise) with respect to this Agreement, any Note, or any Reimbursement Agreement, or (iv) will change the basis of taxation of payments to the Issuer or such Lender or such Control Person, as applicable, of principal, interest or fees payable under the Loan Documents (except, in the case of clauses (iii) and (iv) above, for any tax or changes in the rate of tax on the Issuer's, or such Lender's or such Control Person's net income) then, in each such case, within ten days after demand by the Issuer or such Lender, as applicable, the Borrower shall pay to the Issuer, such Lender or such Control Person, as the case may be, such additional amount or amounts as shall be sufficient to compensate the Issuer, such Lender or such Control Person, as the case may be, for any such reduction, reserve or other requirement, tax, loss, cost or expense (excluding general administrative and overhead costs) (collectively, "Costs") attributable to the Issuer's, such Lender's or such Control Person's compliance during the term hereof with such Regulatory Change. The Issuer and each Lender may make multiple requests for compensation under this Section.

            Notwithstanding the foregoing, the Borrower will not be required to compensate any Lender for any Costs under this Section 3.6 arising prior to 45 days preceding the date of demand, unless the applicable Regulatory Change giving rise to such Costs is imposed retroactively. In the case of retroactivity, such notice shall be provided to the Borrower not later than 45 days from the date that such Lender learned of such

Regulatory Change. The Borrower's obligation to compensate such Lender shall be contingent upon the provision of such timely notice (but any failure by such Lender to provide such timely notice shall not affect the Borrower's obligations with respect to (i) Costs incurred from the date as of which such Regulatory Change became effective to the date that is 45 days after the date such Lender reasonably should have learned of such Regulatory Change and (ii) Costs incurred following the provision of such notice).

      3.7 Illegality of Funding

            Notwithstanding any other provision hereof, if any Lender shall reasonably determine that any law, regulation, treaty or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for such Lender to make or maintain any Eurodollar Advance as contemplated by this Agreement, such Lender shall promptly notify the Borrower and the Administrative Agent thereof, and (a) the commitment of such Lender to make such Eurodollar Advances or Convert ABR Advances to such Eurodollar Advances shall forthwith be suspended, (b) such Lender shall fund its portion of each requested Eurodollar Advance as an ABR Advance and (c) such Lender's Loans then outstanding as such Eurodollar Advances, if any, shall be Converted automatically to an ABR Advance on the last day of the then current Interest Period applicable thereto or at such earlier time as may be required. If the commitment of any Lender with respect to Eurodollar Advances is suspended pursuant to this Section and such Lender shall have obtained actual knowledge that it is once again legal for such Lender to make or maintain Eurodollar Advances, such Lender shall promptly notify the Administrative Agent and the Borrower thereof and, upon receipt of such notice by each of the Administrative Agent and the Borrower, such Lender's commitment to make or maintain Eurodollar Advances shall be reinstated. If the commitment of any Lender with respect to Eurodollar Advances is suspended pursuant to this Section, such suspension shall not otherwise affect such Lender's Commitment.

      3.8 Option to Fund; Substituted Interest Rate

            (a) Each Lender has indicated that, if the Borrower requests a Swing Line Loan, a Eurodollar Advance or a Competitive Bid Loan, such Lender may wish to purchase one or more deposits in order to fund or maintain its funding of its Commitment Percentage of such Eurodollar Advance or its Swing Line Loan or Competitive Bid Loan during the Interest Period with respect thereto; it being understood that the provisions of this Agreement relating to such funding are included only for the purpose of determining the rate of interest to be paid in respect of such Swing Line Loan, Eurodollar Advance or Competitive Bid Loan and any amounts owing under Sections 3.5 and 3.6. The Swing Line Lender and each Lender shall be entitled to fund and maintain its funding of all or any part of each Swing Line Loan, Eurodollar Advance and Competitive Bid Loan in any manner it sees fit, but all such determinations hereunder shall be made as if such Lender had actually funded and maintained its Commitment Percentage of each Eurodollar Advance or its Swing Line Loan or Competitive Bid Loan, as the case may be, during the applicable Interest Period through the purchase of deposits in an amount equal to the amount of its Commitment Percentage of such Eurodollar Advance or the amount of such Swing Line Loan or Competitive Bid Loan, as the case may be, and having a maturity corresponding to such Interest Period. Each Lender may fund its Loans from or for the account of any branch or office of such Lender as such Lender may choose from time to time, subject to Section 3.10.

            (b) In the event that (i) the Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower) that by reason of circumstances affecting the interbank eurodollar market either adequate and reasonable means do not exist for ascertaining the Eurodollar Rate applicable pursuant to Section 2.3 or Section 3.3, or (ii) the Required Lenders shall have notified the Administrative Agent that they have in good faith determined (which determination shall be conclusive and binding on the Borrower) that the applicable Eurodollar Rate will not adequately and fairly reflect the cost to such Lenders of maintaining or funding loans bearing interest based on such Eurodollar Rate with respect to any portion of the Loans that the Borrower has requested be made as Eurodollar Advances or any Eurodollar Advance that will result from the requested conversion of any portion of the Loans into Eurodollar Advances (each, an "Affected Advance"), the Administrative Agent shall promptly notify the Borrower and the Lenders (by telephone or otherwise, to be promptly confirmed in writing) of such determination on or, to the extent practicable, prior to the requested Borrowing Date or conversion date for such Affected Advances. If the Administrative Agent shall give such notice, (A) any Affected Advances shall be made as ABR Advances (or, subject to the terms and conditions hereof, Competitive Bid Loans), (B) the Loans (or any portion thereof) that were to have been Converted to Affected Advances shall be Converted to or continued as ABR Advances (or, subject to the terms and conditions hereof, Competitive Bid Loans), and (C) any outstanding Affected Advances shall be Converted, on the last day of the then current Interest Period with respect thereto, to ABR Advances (or, subject to the terms and conditions hereof, Competitive Bid Loans). Until any notice under clauses
(i) or (ii), as the case may be, of this Section 3.8(b) has been withdrawn by the Administrative Agent (by notice to the Borrower) promptly upon either (x) the Administrative Agent having determined that such circumstances affecting the relevant market no longer exist and that adequate and reasonable means do exist for determining the Eurodollar Rate pursuant to Section 2.3 or Section 3.3, or
(y) the Administrative Agent having been notified by such Required Lenders that circumstances no longer render the Loans (or any portion thereof) Affected Advances, no further Eurodollar Advances shall be required to be made by the Lenders nor shall the Borrower have the right to Convert all or any portion of the Loans to Eurodollar Advances.

      3.9 Certificates of Payment and Reimbursement

            Each of the Issuer and each Lender agrees, in connection with any request by it for payment or reimbursement pursuant to Section 3.5 or 3.6, to provide the Borrower with a certificate, signed by an officer of the Issuer or such Lender, as the case may be, setting forth a description in reasonable detail of any such payment or reimbursement. Each determination by the Issuer and each Lender of such payment or reimbursement shall be conclusive absent manifest error.

      3.10 Taxes; Net Payments

            (a) All payments made by the Borrower under the Loan Documents shall be made free and clear of, and without reduction for or on account of, any taxes required by law to be withheld from any amounts payable under the Loan Documents. In the event that the Borrower is prohibited by law from making such payments free of deductions or withholdings, then the Borrower shall pay such additional amounts to the Administrative Agent, for the benefit of the Issuer and the Lenders, as may be necessary in order that the actual amounts received by the Issuer and the Lenders in respect of interest and any other amounts payable under the Loan Documents after deduction or withholding (and after payment of any additional taxes or other charges due as a consequence of the payment of such additional amounts) shall equal the amount that would have been received if such deduction or withholding were not required. In the event that any such deduction or withholding can be reduced or nullified as a result of the application of any relevant double taxation convention, the Lenders, the Issuer and the Administrative Agent will, at the expense of the Borrower, cooperate with the Borrower in making application to the relevant taxing authorities seeking to obtain such reduction or nullification, provided that the Lenders, the Issuer and the Administrative Agent shall have no obligation to (i) engage in any litigation, hearing or proceeding with respect thereto or (ii) disclose any tax return or other confidential information. If the Borrower shall make any payment under this Section or shall make any deduction or withholding from amounts paid under any Loan Document, the Borrower shall forthwith forward to the Administrative Agent original or certified copies of official receipts or other evidence acceptable to the Administrative Agent establishing each such payment, deduction or withholding, as the case may be, and the Administrative Agent in turn shall distribute copies thereof to the Issuer and each Lender. If any payment to the Issuer or any Lender under any Loan Document is or becomes subject to any withholding, the Issuer or such Lender, as the case may be, shall (unless otherwise required by a Governmental Authority or as a result of any law, rule, regulation, order or similar directive applicable to the Issuer or such Lender, as the case may be) designate a different office or branch to which such payment is to be made from that initially selected thereby, if such designation would avoid such withholding and would not be otherwise disadvantageous to the Issuer or such Lender, as the case may be, in any respect. In the event that the Issuer or any Lender determines that it received a refund or credit for taxes paid by the Borrower under this Section, the Issuer or such Lender, as the case may be, shall promptly notify the Administrative Agent and the Borrower of such fact and shall remit to the Borrower the amount of such refund or credit applicable to the payments made by the Borrower in respect of the Issuer or such Lender, as the case may be, under this Section.

            (b) So long as it is lawfully able to do so, each Lender not incorporated under the laws of the United States or any State thereof shall deliver to the Borrower such certificates, documents, or other evidence as the Borrower may reasonably require from time to time as are necessary to establish that such Lender is not subject to withholding under Section 1441, 1442 or 3406 of the Internal Revenue Code or as may be necessary to establish, under any law imposing upon the Borrower, hereafter, an obligation to withhold any portion of the payments made by the Borrower under the Loan Documents, that payments to the Administrative Agent on behalf of such Lender are not subject to withholding. Notwithstanding any provision herein to the contrary, the Borrower shall have no obligation to pay to the Issuer, the Swing Line Lender or any Lender any amount which the Borrower is liable to withhold due to the failure of the Issuer, the Swing Line Lender or such Lender, as the case may be, to file any statement of exemption required by the Internal Revenue Code.

      3.11 Facility Fee

            The Borrower agrees to pay to the Administrative Agent for the pro rata account of each Lender a fee (the "Facility Fee") during the period commencing on the Effective Date and ending on the Expiration Date, payable quarterly in arrears on the last day of each March, June, September and December of each year, commencing on the last day of the calendar quarter in which the Effective Date shall have occurred, and on the Expiration Date, at a rate per annum equal to the Applicable Margin of (a) prior to the Commitment Termination Date or such earlier date upon which all of the Commitments shall have been voluntarily terminated by the Borrower in accordance with Section 2.6, the Commitment Amount of such Lender (whether used or unused), and (b) thereafter, the sum of (i) the outstanding principal balance of all Revolving Credit Loans of such Lender, (ii) such Lender's Swing Line Exposure and (iii) such Lender's Letter of Credit Exposure. Notwithstanding anything to the contrary contained in this Section, on and after the Commitment Termination Date, the Facility Fee shall be payable upon demand. In addition, upon each reduction of the Aggregate Commitment Amount, the Borrower shall pay the Facility Fee accrued on the amount of such reduction through the date of such reduction. The Facility Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

      3.12 Letter of Credit Participation Fee

            The Borrower agrees to pay to the Administrative Agent for the pro rata account of each Lender a fee (the "Letter of Credit Participation Fee") with respect to the Letters of Credit during the period commencing on the Effective Date and ending on the Commitment Termination Date or, if later, the date when the Letter of Credit Exposure of all Lenders is $0, payable quarterly in arrears on the last day of each March, June, September and December of each year, commencing on the last day of the calendar quarter in which the Effective Date shall have occurred, and on the last date of such period, at a rate per annum equal to the Applicable Margin of the average daily aggregate amount which may be drawn under the Letters of Credit during such period (whether or not the conditions for drawing thereunder have or may be satisfied) multiplied by such Lender's Commitment Percentage. The Letter of Credit Participation Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

      3.13 Replacement of Lender

            If the Borrower is obligated to pay to any Lender any amount under
Section 3.6 or 3.10, the Borrower shall have the right within 90 days thereafter, in accordance with the requirements of Section 11.7(c), if no Default or Event of Default shall exist, to replace such Lender (the "Replaced Lender") with one or more other assignees (each a "Replacement Lender"), reasonably acceptable to the Swing Line Lender and the Issuer, provided that (i) at the time of any replacement pursuant to this Section, the Replacement Lender shall enter into one or more Assignment and Acceptance Agreements pursuant to
Section 11.7(c) (with the Assignment Fee payable pursuant to said Section 11.7(c) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire the Commitment, the outstanding Loans, the Swing Line Exposure and the Letter of Credit Exposure of the Replaced Lender and, in connection therewith, shall pay the following: (a) to the Replaced Lender, an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans and Swing Line Participation Amounts of the Replaced Lender, (B) an amount equal to all drawings on all Letters of Credit that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time, and
(C) an amount equal to all accrued, but unpaid, fees owing to the Replaced Lender, (b) to the Issuer, an amount equal to such Replaced Lender's Commitment Percentage of all drawings (which at such time remain unpaid drawings) to the extent such amount was not funded by such Replaced Lender, (c) to the Swing Line Lender, an amount equal to such Replaced Lender's Commitment Percentage of any Mandatory Borrowing to the extent such amount was not funded by such Replaced Lender, and (d) to the Administrative Agent an amount equal to all amounts owed by such Replaced Lender to the Administrative Agent under this Agreement, including, without limitation, an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, a corresponding amount of which was made available by the Administrative Agent to the Borrower pursuant to Section 3.1 and which has not been repaid to the Administrative Agent by such Replaced Lender or the Borrower, and (ii) all obligations of the Borrower owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Assignment and Acceptance Agreements and the payment of amounts referred to in clauses (i) and (ii) of this Section 3.13, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement that are intended to survive the termination of the Commitments.

4. REPRESENTATIONS AND WARRANTIES

      In order to induce the Administrative Agent, the Lenders and the Issuer to enter into this Agreement, the Lenders to make the Loans and the Issuer to issue Letters of Credit, the Borrower hereby makes the following representations and warranties to the Administrative Agent, the Lenders and the Issuer:

      4.1 Existence and Power

      Each of the Borrower and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation (except, in the case of the Subsidiaries, where the failure to be in such good standing could not reasonably be expected to have a Material Adverse effect), has all requisite corporate power and authority to own its Property and to carry on its business as now conducted, and is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases real Property or in which the nature of its business requires it to be so qualified (except those jurisdictions where the failure to be so qualified or to be in good standing could not reasonably be expected to have a Material Adverse effect).

      4.2 Authority

            The Borrower has full corporate power and authority to enter into, execute, deliver and perform the terms of the Loan Documents and to consummate the CVS/Revco Merger in accordance with the CVS/Revco Merger Documents, all of which have been duly authorized by all proper and necessary corporate action and are not in contravention of any applicable law or the terms of its Certificate of Incorporation and By-Laws. No consent or approval of, or other action by, shareholders of the Borrower, any Governmental Authority, or any other Person (which has not already been obtained) is required to authorize in respect of the Borrower, or is required in connection with the execution, delivery, and performance by the Borrower of the Loan Documents or in connection with the consummation of the CVS/Revco Merger, or is required as a condition to the enforceability of the Loan Documents against the Borrower or as a condition to the CVS/Revco Merger.

      4.3 Binding Agreement

            The Loan Documents and the CVS/Revco Merger Documents constitute the valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles relating to the availability of specific performance as a remedy.

      4.4 Litigation

            Except as set forth on Schedule 4.4, there are no actions, suits, arbitration proceedings or claims (whether purportedly on behalf of the Borrower, any Subsidiary or otherwise) pending or, to the knowledge of the Borrower, threatened against the Borrower or any Subsidiary or any of their respective Properties, or maintained by the Borrower or any Subsidiary, at law or in equity, before any Governmental Authority which could reasonably be expected to have a Material Adverse effect. There are no proceedings pending or, to the knowledge of the Borrower, threatened against the Borrower or any Subsidiary (a) which call into question the validity or enforceability of any Loan Document, or otherwise seek to invalidate, any Loan Document or invalidate or prevent the consummation of the CVS/Revco Merger, or (b) which might, individually or in the aggregate, materially and adversely affect any of the transactions contemplated by any Loan Document or materially and adversely affect the CVS/Revco Merger.

      4.5 No Conflicting Agreements

            (a) Neither the Borrower nor any Subsidiary is in default under any agreement to which it is a party or by which it or any of its Property is bound the effect of which could reasonably be expected to have a Material Adverse effect. No notice to, or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Borrower of the Loan Documents or to effect the CVS/Revco Merger, except for notices and filings required in connection with the CVS/Revco Merger which have been given and made.

            (b) No provision of any existing material mortgage, material indenture, material contract or material agreement or of any existing statute, rule, regulation, judgment, decree or order binding on the Borrower or any Subsidiary or affecting the Property of the Borrower or any Subsidiary conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance by the Borrower of the terms of, any Loan Document or the CVS/Revco Merger. The execution, delivery or performance by the Borrower of the terms of each Loan Document and the consummation of the CVS/Revco Merger will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the Property of the Borrower or any Subsidiary pursuant to the terms of any such mortgage, indenture, contract or agreement.

      4.6 Taxes

            The Borrower and each Subsidiary has filed or caused to be filed all tax returns, and has paid, or has made adequate provision for the payment of, all taxes shown to be due and payable on said returns or in any assessments made against them, the failure of which to file or pay could reasonably be expected to have a Material Adverse effect, and no tax Liens (other than Liens permitted under Section 8.2) have been filed against the Borrower or any Subsidiary and no claims are being asserted with respect to such taxes which are required by GAAP to be reflected in the Financial Statements and are not so reflected, except for taxes which have been assessed but which are not yet due and payable. The charges, accruals and reserves on the books of the Borrower and each Subsidiary with respect to all federal, state, local and other taxes are considered by the management of the Borrower to be adequate, and the Borrower knows of no unpaid assessment which (a) could reasonably be expected to have a Material Adverse effect, or (b) is or might be due and payable against it or any Subsidiary or any Property of the Borrower or any Subsidiary, except such thereof as are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP or which have been assessed but are not yet due and payable.

      4.7 Compliance with Applicable Laws; Filings

            Neither the Borrower nor any Subsidiary is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Authority which default could reasonably be expected to have a Material Adverse effect. The Borrower and each Subsidiary is complying with all applicable statutes, rules and regulations of all Governmental Authorities, a violation of which could reasonably be expected to have a Material Adverse effect. The Borrower and each Subsidiary has filed or caused to be filed with all Governmental Authorities all reports, applications, documents, instruments and information required to be filed pursuant to all applicable laws, rules, regulations and requests which, if not so filed, could reasonably be expected to have a Material Adverse effect.

      4.8 Governmental Regulations

            Neither the Borrower nor any Subsidiary nor any corporation controlling the Borrower or any Subsidiary or under common control with the Borrower or any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, or is subject to any statute or regulation which regulates the incurrence of Indebtedness.

      4.9 Federal Reserve Regulations; Use of Proceeds

            The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of the Loans or the Letters of Credit has been or will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any Governmental Authority, including, without limitation, the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as amended. Anything in this Agreement to the contrary notwithstanding, neither the Issuer nor any Lender shall be obligated to extend credit to or on behalf of the Borrower in violation of any limitation or prohibition provided by any applicable law, regulation or statute, including said Regulation U. Following application of the proceeds of each Loan and the issuance of each Letter of Credit, not more than 25% (or such greater or lesser percentage as is provided in the exclusions from the definition of "Indirectly Secured" contained in said Regulation G and Regulation U as in effect at the time of the making of such Loan or issuance of such Letter of Credit) of the value of the assets of the Borrower and the Subsidiaries on a Consolidated basis that are subject to
Section 8.2 will be Margin Stock.

      4.10 No Misrepresentation

              No representation or warranty contained in any Loan Document and no certificate or written report furnished by the Borrower to the Administrative Agent or any Lender contains or will contain, as of its date, a misstatement of material fact, or omits or will omit to state, as of its date, a material fact required to be stated in order to make the statements therein contained not misleading in the light of the circumstances under which made.

      4.11 Plans

            Each Employee Benefit Plan of the Borrower, each Subsidiary and each ERISA Affiliate is in compliance with ERISA and the Internal Revenue Code, where applicable, except where the failure to so comply would not be material. The Borrower, each Subsidiary and each ERISA Affiliate have complied with the material requirements of Section 515 of ERISA with respect to each Pension Plan which is a Multiemployer Plan, except where the failure to so comply would not be material. The Borrower, each Subsidiary and each ERISA Affiliate has, as of the date hereof, made all contributions or payments to or under each such Pension Plan required by law or the terms of such Pension Plan or any contract or agreement. No liability to the PBGC has been, or is reasonably expected by the Borrower, any Subsidiary or any ERISA Affiliate to be, incurred by the Borrower, any Subsidiary or any ERISA Affiliate. Liability, as referred to in this Section 4.11, includes any joint and several liability, but excludes any liability for premiums under Section 4007 of ERISA. Each Employee Benefit Plan which is a group health plan within the meaning of Section 5000(b)(1) of the Internal Revenue Code is in material compliance with the continuation of health care coverage requirements of Section 4980B of the Internal Revenue Code.

      4.12 Environmental Matters

            Neither the Borrower nor any Subsidiary (a) has received written notice or otherwise learned of any claim, demand, action, event, condition, report or investigation indicating or concerning any potential or actual liability which individually or in the aggregate could reasonably be expected to have a Material Adverse effect, arising in connection with (i) any non-compliance with or violation of the requirements of any applicable federal, state or local environmental health or safety statute or regulation, or (ii) the release or threatened release of any toxic or hazardous waste, substance or constituent, or other substance into the environment, (b) to the best knowledge of the Borrower, has any threatened or actual liability in connection with the release or threatened release of any toxic or hazardous waste, substance or constituent, or other substance into the environment which individually or in the aggregate could reasonably be expected to have a Material Adverse effect,
(c) has received notice of any federal or state investigation evaluating whether any remedial action is needed to respond to a release or threatened release of any toxic or hazardous waste, substance or constituent or other substance into the environment for which the Borrower or any Subsidiary is or would be liable, which liability would reasonably be expected to have a Material Adverse effect, or (d) has received notice that the Borrower or any Subsidiary is or may be liable to any Person under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Section 9601 et seq., or any analogous state law, which liability would reasonably be expected to have a Material Adverse effect. The Borrower and each Subsidiary is in compliance with the financial responsibility requirements of federal and state environmental laws to the extent applicable, including those contained in 40 C.F.R., parts 264 and 265, subpart H, and any analogous state law, except in those cases in which the failure so to comply would not reasonably be expected to have a Material Adverse effect.

      4.13 Financial Statements

            The Borrower has heretofore delivered to the Lenders through the Administrative Agent copies of (i) the audited Consolidated Balance Sheet of the Borrower and its Subsidiaries as of December 31, 1996, and the related Consolidated Statement of Income and Retained Earnings, and Consolidated Statement of Cash Flows, for the fiscal year then ended (the "Borrower Audited Financial Statements"), (ii) the audited consolidated Balance Sheet of Revco and its subsidiaries as of December 31, 1996, and the related consolidated Statements of Income and Retained Earnings, and consolidated Statement of Cash Flows, for the fiscal year then ended (the "Revco Audited Financial Statements") and (iii) the unaudited pro-forma (after giving effect to the CVS/Revco Merger) Consolidated Balance Sheet of the Borrower as of the proposed CVS/Revco Merger Date, and the related pro-forma (after giving effect to the CVS/Revco Merger) Consolidated Statement of Income and Retained Earnings for the period from January 1, 1997 to the proposed CVS/Revco Merger Date (the "Borrower Pro Forma Financial Statements") and, together with the Borrower Audited Statements and the Revco Audited Statements, including any related notes and schedules, the "Financial Statements"). The Borrower Audited Financial Statements fairly present the Consolidated financial condition and results of the operations of the Borrower and the Subsidiaries, and the Borrower Pro Forma Financial Statements fairly present, on a pro forma basis after giving effect to the consummation of the CVS/Revco Merger, the Consolidated financial condition and results of the operations of the Borrower and the Subsidiaries, in each case as of the dates and for the periods indicated therein and, except as noted therein, have been prepared in conformity with GAAP as then in effect. Neither the Borrower nor any of the Subsidiaries, with respect to the Borrower Audited Financial Statements, and neither the Borrower nor any of the Subsidiaries (after giving effect to the CVS/Revco Merger), with respect to the Borrower Pro Forma Financial Statements, has any obligation or liability of any kind (whether fixed, accrued, contingent, unmatured or otherwise) which, in accordance with GAAP as then in effect, should have been disclosed in the Financial Statements and was not. During the period from December 31, 1996 to and including the Effective Date there has been no Material Adverse change, including as a result of any change in law, in the consolidated financial condition, operations, business or Property of the Borrower and the Subsidiaries taken as a whole (after giving effect to the CVS/Revco Merger).

5. CONDITIONS OF LENDING - FIRST LOANS AND LETTERS OF CREDIT ON THE FIRST BORROWING DATE

      In addition to the requirements set forth in Section 6, the obligation of each Lender on the first Borrowing Date to make one or more Revolving Credit Loans, the Swing Line Lender to make one or more Swing Line Loans, the Issuer to issue one or more Letters of Credit and any Lender to make a Competitive Bid Loan are subject to the fulfillment of the following conditions precedent prior to or simultaneously with the Effective Date:

      5.1 Evidence of Corporate Action

            The Administrative Agent shall have received a certificate, dated the Effective Date, of the Secretary or an Assistant Secretary of the Borrower
(i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing all other necessary corporate action (in form and substance reasonably satisfactory to the Administrative Agent) taken by the Borrower to authorize the Loan Documents, the CVS/Revco Merger and the transactions contemplated thereby, (ii) attaching a true and complete copy of its Certificate of Incorporation and By-Laws, (iii) setting forth the incumbency of the officer or officers of the Borrower who may sign the Loan Documents and any other certificates, requests, notices or other documents now or in the future required thereunder, including therein a signature specimen of such officers, and (iv) attaching a certificate of good standing of the Secretary of State of the State of Delaware.

      5.2 Notes

            The Borrower shall have delivered to the Administrative Agent (for delivery to the Lenders) the Notes, executed by the Borrower.

      5.3 Opinion of Special Counsel

            The Administrative Agent shall have received from Special Counsel an opinion, dated the Effective Date, and in the form of Exhibit E.

      5.4 Opinion of Counsel to the Borrower

            The Administrative Agent shall have received an opinion of Davis Polk & Wardwell, special counsel to the Borrower, and Zenon Lankowsky, counsel to the Borrower, dated the Effective Date, and in the form of Exhibit D.

      5.5 CVS/Revco Merger

            The CVS/Revco Merger shall have been consummated substantially in accordance with the CVS/Revco Merger Documents, with no amendment or waiver of any term or condition thereto which would have a Material Adverse effect with respect to the Borrower and the Subsidiaries taken as a whole (after giving effect to the CVS/Revco Merger) since December 31, 1996 or which would materially and adversely affect the interest of the Administrative Agent or the Lenders under the Loan Documents and in connection therewith: the Administrative Agent shall have received a certificate from the Treasurer of the Borrower stating that (i) the CVS/Revco Merger has been consummated substantially in accordance with the CVS/Revco Merger Documents, with no amendment or waiver of any term or condition thereto which would have a Material Adverse effect with respect to the Borrower and the Subsidiaries taken as a whole (after giving effect to the CVS/Revco Merger) since December 31, 1996 or which would materially and adversely affect the interest of the Administrative Agent or the Lenders under the Loan Documents, (ii) the CVS/Revco Merger has become effective, (iii) all representations and warranties contained in this Agreement shall be true and correct and no Default or Event of Default shall exist, in each case immediately before and after giving effect to the consummation of the CVS/Revco Merger, and attaching a true and complete copy of the CVS/Revco Merger Documents, and (iv) immediately before and after giving effect to the consummation of the CVS/Revco Merger, the Borrower is Solvent.

      5.6 Existing Credit Agreements

            All commitments to lend under the Existing Credit Agreements shall have been terminated, all letters of credit issued thereunder (other than letters of credit issued under the Revco Existing Credit Agreement) shall have been cancelled and all loans, interest, fees and other amounts owing thereunder shall have been paid in full. In order to facilitate the satisfaction of the condition set forth in this Section 5.6, each Lender hereunder which is a party to the Existing CVS Credit Agreement waives the requirement in Section 2.6 thereof that a notice terminating the commitments of the lenders thereunder must be given by the Borrower at least three Domestic Business Days prior to such termination, and agrees that the termination of the commitments thereunder shall be contingent upon, and effective upon, the occurrence of the Effective Date hereunder, provided that, if for any reason such termination shall not occur on the date proposed by the Borrower as the Effective Date hereunder, the Borrower shall indemnify the Lenders in accordance with Section 3.5 thereof.


6. CONDITIONS OF LENDING - ALL LOANS AND LETTERS OF CREDIT

      The obligation of each Lender on any Borrowing Date to make each Revolving Credit Loan (other than a Revolving Credit Loan constituting a Mandatory Borrowing), the Swing Line Lender to make each Swing Line Loan, the Issuer to issue each Letter of Credit and any Lender to make a Competitive Bid Loan are subject to the fulfillment of the following conditions precedent:

      6.1 Compliance

            On each Borrowing Date, and after giving effect to the Loans to be made or the Letters of Credit to be issued on such Borrowing Date, (a) there shall exist no Default or Event of Default, and (b) the representations and warranties contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such Borrowing Date, except those which are expressly specified to be made as of an earlier date.

      6.2 Requests

            The Administrative Agent shall have received either or both, as applicable, of a Borrowing Request or a Letter of Credit Request from the Borrower.

      6.3 Loan Closings

            All documents required by the provisions of this Agreement to have been executed or delivered by the Borrower to the Administrative Agent, any Lender or the Issuer on or before the applicable Borrowing Date shall have been so executed or delivered on or before such Borrowing Date.


7. AFFIRMATIVE COVENANTS

      The Borrower covenants and agrees that on and after the Effective Date and until the later to occur of (a) the Commitment Termination Date and (b) the payment in full of the Loans, the Reimbursement Obligations, the Fees and all other sums payable under the Loan Documents, the Borrower will:

      7.1 Legal Existence

            Except as may otherwise be permitted by Sections 8.3 and 8.4, maintain, and cause each Subsidiary to maintain, its corporate existence in good standing in the jurisdiction of its incorporation or formation and in each other jurisdiction in which the failure so to do could reasonably be expected to have a Material Adverse effect, except that the corporate existence of Subsidiaries operating closing or discontinued operations may be terminated.

      7.2 Taxes

            Pay and discharge when due, and cause each Subsidiary so to do, all taxes, assessments, governmental charges, license fees and levies upon or with respect to the Borrower and such Subsidiary, and upon the income, profits and Property thereof unless, and only to the extent, that either (i)(a) such taxes, assessments, governmental charges, license fees and levies shall be contested in good faith and by appropriate proceedings diligently conducted by the Borrower or such Subsidiary, and (b) such reserve or other appropriate provision as shall be required by GAAP shall have been made therefor, or (ii) the failure to pay or discharge such taxes, assessments, governmental charges, license fees and levies could not reasonably be expected to have a Material Adverse effect.

      7.3 Insurance

            Keep, and cause each Subsidiary to keep, insurance with responsible insurance companies in such amounts and against such risks as is usually carried by the Borrower or such Subsidiary.

      7.4 Performance of Obligations

            Pay and discharge promptly when due, and cause each Subsidiary so to do, all lawful Indebtedness, obligations and claims for labor, materials and supplies or otherwise which, if unpaid, could reasonably be expected to (a) have a Material Adverse effect, or (b) become a Lien on the Property of the Borrower or any Subsidiary, except those Liens permitted under Section 8.2, provided that neither the Borrower nor such Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such Indebtedness, obligation or claim so long as (i) the validity thereof shall be contested in good faith and by appropriate proceedings diligently conducted by the Borrower or such Subsidiary, and (ii) such reserve or other appropriate provision as shall be required by GAAP shall have been made therefor.

      7.5 Condition of Property

            Except for ordinary wear and tear, at all times, maintain, protect and keep in good repair, working order and condition, all material Property necessary for the operation of its business (other than Property which is replaced with similar Property) as then being operated, and cause each Subsidiary so to do.

      7.6 Observance of Legal Requirements

            Observe and comply in all material respects, and cause each Subsidiary so to do, with all laws, ordinances, orders, judgments, rules, regulations, certifications, franchises, permits, licenses, directions and requirements of all Governmental Authorities, which now or at any time hereafter may be applicable to it or to such Subsidiary, a violation of which could reasonably be expected to have a Material Adverse effect.

      7.7 Financial Statements and Other Information

            Maintain, and cause each Subsidiary to maintain, a standard system of accounting in accordance with GAAP, and furnish to each Lender:

            (a) As soon as available and, in any event, within 120 days after the close of each fiscal year, a copy of (x) the Borrower's 10-K in respect of such fiscal year, and (y) (i) the Borrower's Consolidated Balance Sheet as of the end of such fiscal year, and (ii) the related Consolidated Statements of Earnings, Shareholders' Equity and Cash Flows, as of and through the end of such fiscal year, setting forth in each case in comparative form the corresponding figures in respect of the previous fiscal year, all in reasonable detail, and accompanied by a report of the Borrower's auditors, which report shall state that (A) such auditors audited such financial statements, (B) such audit was made in accordance with generally accepted auditing standards in effect at the time and provides a reasonable basis for such opinion, and (C) said financial statements have been prepared in accordance with GAAP;

            (b) As soon as available, and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of
(x) the Borrower's 10-Q in respect of such fiscal quarter, and (y) (i) the Borrower's Consolidated Balance Sheet as of the end of such quarter and (ii) the related Consolidated Statements of Earnings, Shareholders' Equity and Cash Flows for (A) such quarter and (B) the period from the beginning of the then current fiscal year to the end of such quarter, in each case in comparable form with the prior fiscal year, all in reasonable detail and prepared in accordance with GAAP (without footnotes and subject to year-end adjustments);

            (c) Simultaneously with the delivery of the financial statements required by clauses (a) and (b) above, a certificate of the chief financial officer or treasurer of the

Borrower certifying that no Default or Event of Default shall have occurred or be continuing or, if so, specifying in such certificate all such Defaults and Events of Default, and setting forth computations in reasonable detail demonstrating compliance with Sections 8.1 and 8.10.

            (d) Prompt notice upon the Borrower becoming aware of any change in a Pricing Level;

            (e) Promptly upon becoming available, copies of all regular or periodic reports (including, without limitation, current reports on Form 8-K) which the Borrower or any Subsidiary may now or hereafter be required to file with or deliver to the Securities and Exchange Commission, or any other Governmental Authority succeeding to the functions thereof, and copies of all material news releases sent to all stockholders;

            (f) Prompt written notice of: (i) any citation, summons, subpoena, order to show cause or other order naming the Borrower or any Subsidiary a party to any proceeding before any Governmental Authority which could reasonably be expected to have a Material Adverse effect, and include with such notice a copy of such citation, summons, subpoena, order to show cause or other order, (ii) any lapse or other termination of any license, permit, franchise or other authorization issued to the Borrower or any Subsidiary by any Governmental Authority, (iii) any refusal by any Governmental Authority to renew or extend any license, permit, franchise or other authorization, and (iv) any dispute between the Borrower or any Subsidiary and any Governmental Authority, which lapse, termination, refusal or dispute, referred to in clause (ii), (iii) or
(iv) above, could reasonably be expected to have a Material Adverse effect;

            (g) Prompt written notice of the occurrence of (i) each Default (ii) each Event of Default and (iii) each Material Adverse change;

            (h) Promptly upon receipt thereof, copies of any audit reports and management letters delivered in connection with the statements referred to in
Section 7.7(a); and

            (i) From time to time, such other information regarding the financial position or business of the Borrower and the Subsidiaries as the Administrative Agent, at the request of any Lender, may reasonably request.

      7.8 Records

            Upon reasonable notice and during normal business hours, permit representatives of the Administrative Agent and each Lender to visit the offices of the Borrower and each Subsidiary, to examine the books and records (other than tax returns and work papers related to tax returns) thereof and auditors' reports relating thereto, to discuss the affairs of the Borrower and each Subsidiary with the respective officers thereof, and to meet and discuss the affairs of the Borrower and each Subsidiary with the Borrower's auditors.

      7.9 Authorizations

            Maintain and cause each Subsidiary to maintain, in full force and effect, all copyrights, patents, trademarks, trade names, franchises, licenses, permits, applications, reports, and other authorizations and rights, which, if not so maintained, would individually or in the aggregate have a Material Adverse effect.

      7.10 Revco 10 1/8% Indenture Debt

            Within three Business Days of the Effective Date, notify (or request the trustee to notify) the holders of the Revco 10 1/8% Indenture Debt of Revco's election to redeem all of the Revco 10 1/8% Indenture Debt on a redemption date no later than 60 days from the Effective Date.


8. NEGATIVE COVENANTS

      The Borrower covenants and agrees that on and after the Effective Date and until the later to occur of (a) the Commitment Termination Date and (b) the payment in full of the Loans, the Reimbursement Obligations, the Fees and all other sums which are payable under the Loan Documents, the Borrower will not:

      8.1 Subsidiary Indebtedness

            Permit the Indebtedness of all Subsidiaries (excluding the ESOP Guaranty, the Revco 9 1/8% Indenture Debt and the Revco 10 1/8% Indenture Debt) to exceed (on a combined basis) 10% of Tangible Net Worth.

      8.2 Liens

            Create, incur, assume or suffer to exist any Lien against or on any Property now owned or hereafter acquired by the Borrower or any of the Subsidiaries, or permit any of the Subsidiaries so to do, except any one or more of the following types of Liens: (a) Liens in connection with workers' compensation, unemployment insurance or other social security obligations (which phrase shall not be construed to refer to ERISA or the minimum funding obligations under Section 412 of the Code), (b) Liens to secure the performance of bids, tenders, letters of credit, contracts (other than contracts for the payment of Indebtedness), leases, statutory obligations, surety, customs, appeal, performance and payment bonds and other obligations of like nature, in each such case arising in the ordinary course of business, (c) mechanics', workmen's, carriers', warehousemen's, materialmen's, landlords' or other like Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith and by appropriate proceedings diligently conducted, (d) Liens for taxes, assessments, fees or governmental charges the payment of which is not required by Section 7.2, (e) easements, rights of way, restrictions, leases of Property to others, easements for installations of public utilities, title imperfections and restrictions, zoning ordinances and other similar encumbrances affecting Property which in the aggregate do not materially impair its use for the operation of the business of the Borrower or such Subsidiary, (f) Liens on Property as set forth on Schedule
8.2 and any renewals thereof, provided that any such renewals attach only to such Property, (g) Liens on Property of the Subsidiaries under capital leases and Liens on Property of the Subsidiaries acquired (whether as a result of purchase, capital lease, merger or other acquisition) and either existing on such Property when acquired, or created contemporaneously with or within 12 months of such acquisition to secure the payment or financing of the purchase price of such Property (including the construction, development, substantial repair, alteration or improvement thereof), and any renewals thereof, provided that such Liens attach only to the Property so purchased or acquired (including any such construction, development, substantial repair, alteration or improvement thereof) and provided further that the Indebtedness secured by such Liens is permitted by Section 8.1, (h) statutory Liens in favor of lessors arising in connection with Property leased to the Borrower or any of the Subsidiaries, (i) Liens of attachments, judgments or awards against the Borrower or any of the Subsidiaries with respect to which an appeal or proceeding for review shall be pending or a stay of execution or bond shall have been obtained, or which are otherwise being contested in good faith and by appropriate proceedings diligently conducted, and in respect of which adequate reserves shall have been established in accordance with GAAP on the books of the Borrower or such Subsidiary, (j) Liens securing Indebtedness of a Subsidiary to the Borrower or another Subsidiary, (k) Liens (other than Liens permitted by any of the foregoing clauses) arising in the ordinary course of its business which do not secure Indebtedness and do not, in the aggregate, materially detract from the value of the business of the Borrower and its Subsidiaries, taken as a whole, and (l) additional Liens securing Indebtedness of the Borrower and the Subsidiaries in an aggregate outstanding Consolidated principal amount not exceeding 10% of Tangible Net Worth.

      8.3 Dispositions

            Make any Disposition, or permit any of its Subsidiaries so to do, of all or substantially all of the assets of the Borrower and the Subsidiaries on a Consolidated basis.

      8.4 Merger or Consolidation, Etc.

            The Borrower will not consolidate with, be acquired by, or merge into or with any Person unless (x) immediately after giving effect thereto no Default or Event of Default shall or would exist and (y) either (i) the Borrower or (ii) a corporation organized and existing under the laws of one of the States of the United States of America shall be the survivor of such consolidation or merger, provided that if the Borrower is not the survivor, the corporation which is the survivor shall expressly assume, pursuant to an instrument executed and delivered to the Administrative Agent, and in form and substance satisfactory to the Administrative Agent, all obligations of the Borrower under the Loan Documents and the Administrative Agent shall have received such documents, opinions and certificates as it shall have reasonable requested in connection therewith.

      8.5 Acquisitions

            Make any Acquisition, or permit any of the Subsidiaries so to do, except any one or more of the following: (a) Intercompany Dispositions permitted by Section 8.3, (b) Acquisitions by the Borrower or any of the Subsidiaries, provided that immediately before and after giving effect to each such Acquisition no Default or Event of Default shall or would exist, and (c) the CVS/Revco Merger.

      8.6 Restricted Payments

            Make any Restricted Payment or permit any of the Subsidiaries so to do, except any one or more of the following Restricted Payments: (a) any direct or indirect Subsidiary may make dividends or other distributions to the Borrower or to any other direct or indirect Subsidiary, and (b) the Borrower may make Restricted Payments provided that, in the case of this clause (b), immediately before and after giving effect thereto, no Event of Default shall or would exist. Nothing in this Section 8.6 shall prohibit or restrict the declaration or payment of dividends in respect of the Series One ESOP Convertible Preferred Stock of the Borrower.

      8.7 Limitation on Upstream Dividends by Subsidiaries

            Permit or cause any of the Subsidiaries to enter into or agree, or otherwise be or become subject, to any agreement, contract or other arrangement (other than this Agreement and the indenture with respect to the Revco 10 1/8% Indenture Debt) with any Person (each a "Restrictive Agreement") pursuant to the terms of which (a) such Subsidiary is or would be prohibited from declaring or paying any cash dividends on any class of its stock owned directly or indirectly by the Borrower or any of the other Subsidiaries or from making any other distribution on account of any class of any such stock (herein referred to as "Upstream Dividends"), or (b) the declaration or payment of Upstream Dividends by a Subsidiary to the Borrower or another Subsidiary, on an annual or cumulative basis, is or would be otherwise limited or restricted ("Dividend Restrictions"). Notwithstanding the foregoing, nothing in this Section 8.7 shall prohibit:

            (i) Dividend Restrictions set forth in any Restrictive Agreement in effect on the date hereof and any extensions, refinancings, renewals or replacements thereof; provided that the Dividend Restrictions in any such extensions, refinancings, renewals or replacements are no less favorable in any material respect to the Lenders than those Dividend Restrictions that are then in effect and that are being extended, refinanced, renewed or replaced;

            (ii) Dividend Restrictions existing with respect to any Person acquired by the Borrower or any Subsidiary and existing at the time of such acquisition, which Dividend Restrictions are not applicable to any Person or the property or assets of any Person other than such Person or its property or assets acquired, and any extensions, refinancings, renewals or replacements of any of the foregoing; provided that the Dividend Restrictions in any such extensions, refinancings, renewals or replacements are no less favorable in any material respect to the Lenders than those Dividend Restrictions that are then in effect and that are being extended, refinanced, renewed or replaced; or

            (iii) Dividend Restrictions consisting of customary net worth, leverage and other financial covenants, customary covenants regarding the merger of or sale of assets of a Subsidiary, customary restrictions on transactions with affiliates, and customary subordination provisions governing Indebtedness owed to the Borrower or any Subsidiary contained in, or required by, any agreement governing Indebtedness owed to the Borrower or any Subsidiary contained in, or required by, any agreement governing Indebtedness incurred by a Subsidiary in accordance with Section 8.1.

      8.8 Limitation on Negative Pledges

            Enter into any agreement, other than (i) this Agreement and (ii) purchase money mortgages or capital leases permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby), or permit any Subsidiary so to do, which prohibits or limits the ability of the Borrower or such Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired.

      8.9 CVS/Revco Merger Documents

            Amend, modify or otherwise change any of the CVS/Revco Merger Documents if such change would have a Material Adverse effect with respect to the Borrower and the Subsidiaries taken as a whole (after giving effect to the CVS/Revco Merger) since December 31, 1996 or would materially and adversely affect the interest of the Administrative Agent or the Lenders under the Loan Documents.

      8.10 Ratio of Consolidated Indebtedness to Total Capitalization

            Permit its ratio of Consolidated Indebtedness to Total Capitalization at the end of any fiscal quarter to exceed 0.6:1.0.


9. DEFAULT

      9.1 Events of Default

            The following shall each constitute an "Event of Default" hereunder:

            (a) The failure of the Borrower to make any payment of principal on any Loan or any reimbursement payment in respect of any Letter of Credit when due and payable; or

            (b) The failure of the Borrower to make any payment of interest on any Loan or of any Fee on any date when due and payable and such default shall continue unremedied for a period of 5 Domestic Business Days after the same shall be due and payable; or

            (c) The failure of the Borrower to observe or perform any covenant or agreement contained in Sections 2.5 and 7.1 or in Section 8; or

            (d) The failure of the Borrower to observe or perform any other covenant or agreement contained in this Agreement, and such failure shall have continued unremedied for a period of 30 days after the Borrower shall have become aware of such failure; or

            (e) An Event of Default (as defined in any Reimbursement Agreement) shall occur under any Reimbursement Agreement; or

            (f) Any representation or warranty of the Borrower (or of any of its officers on its behalf) made in any Loan Document, or made in any certificate, report, opinion (other than an opinion of counsel) or other document delivered on or after the date hereof shall in any such case prove to have been incorrect or misleading (whether because of misstatement or omission) in any material respect when made; or

            (g) (i) Obligations in an aggregate Consolidated amount in excess of $25,000,000 of the Borrower (other than its obligations hereunder and under the Notes) and the Subsidiaries, whether as principal, guarantor, surety or other obligor, for the payment of any Indebtedness or any net liability under interest rate swap, collar, exchange or cap agreements, (A) shall become or shall be declared to be due and payable prior to the expressed maturity thereof, or (B) shall not be paid when due or within any grace period for the payment thereof, or (ii) any holder of any such obligations shall have the right to declare the Indebtedness evidenced thereby due and payable prior to its stated maturity; or

            (h) The Borrower or any Subsidiary shall (i) suspend or discontinue its business (except for store closings in the ordinary course of business and except in connection with a permitted Disposition under Section 8.3 and as may otherwise be expressly permitted herein), or (ii) make an assignment for the benefit of creditors, or (iii) generally not be paying its debts as such debts become due, or (iv) admit in writing its inability to pay its debts as they become due, or (v) file a voluntary petition in bankruptcy, or (vi) become insolvent (however such insolvency shall be evidenced), or (vii) file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment of debt, liquidation or dissolution or similar relief under any present or future statute, law or regulation of any jurisdiction (including under any law applicable to insurance companies), or (viii) petition or apply to any tribunal, or any other Governmental Authority, for any receiver, custodian or any trustee for any substantial part of its Property, or (ix) be the subject of any proceeding specified in clause (vii) or (viii) filed against it which remains undismissed for a period of 60 consecutive days, or (x) file any answer admitting or not contesting the material allegations of any such petition filed against it, or of any order, judgment or decree approving such petition in any such proceeding, or (xi) seek, approve, consent to, or acquiesce in any such proceeding, or in the appointment of any trustee, receiver, custodian, liquidator, or fiscal agent for it, or any substantial part of its Property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent and such order remains unstayed and in effect for 60 consecutive days, or (xii) take any formal action for the purpose of effecting any of the foregoing (except as may otherwise be expressly permitted herein); or

            (i) An order for relief is entered under the United States bankruptcy laws or any other decree or order is entered by a court or other Governmental Authority having jurisdiction and continues unstayed and in effect for a period of 60 consecutive days (i) adjudging the Borrower or any Subsidiary bankrupt or insolvent, or (ii) approving as properly filed a petition seeking reorganization, liquidation, arrangement, adjustment or composition of, or in respect of the Borrower or any Subsidiary under the United States bankruptcy laws or any other applicable Federal or state law, or (iii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or any Subsidiary or of substantially all of the Property of any thereof, or (iv) ordering the winding up or liquidation of the affairs of the Borrower or any Subsidiary; or

            (j) Judgments or decrees in an aggregate Consolidated amount in excess of $25,000,000 against the Borrower and the Subsidiaries shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 60 days; or

            (k) After the Effective Date a Change of Control shall occur; or

            (l) (i) Any Termination Event shall occur (x) with respect to any Pension Plan (other than a Multiemployer Plan) or (y) with respect to any other retirement plan subject to Section 302 of ERISA or Section 412 of the Internal Revenue Code, which plan, during the five year period prior to such Termination Event, was the responsibility in whole or in part of the Borrower, any Subsidiary or any ERISA Affiliate, provided that this clause (y) shall only apply if, in connection with such Termination Event, it is reasonably likely that liability under Section 4069 of ERISA in an aggregate Consolidated amount in excess of $25,000,000 will be imposed upon the Borrower, any Subsidiary or any ERISA Affiliate; (ii) any Accumulated Funding Deficiency, whether or not waived, in an aggregate Consolidated amount in excess of $25,000,000 shall exist with respect to any Pension Plan with respect to any Pension Plan (other than a Multiemployer Plan); (iii) any Person shall engage in any Prohibited Transaction involving any Employee Benefit Plan; (iv) the Borrower, any Subsidiary or any ERISA Affiliate shall fail to pay when due an amount which is payable by it to the PBGC or to a Pension Plan (including a Multiemployer Plan) under Title IV of ERISA; (v) the imposition of any tax under Section 4980(B)(a) of the Internal Revenue Code; or (vi) the assessment of a civil penalty with respect to any Employee Benefit Plan under Section 502(c) of ERISA; in each case, to the extent such event or condition would have a Material Adverse effect.

      9.2 Remedies

            (a) Upon the occurrence of an Event of Default or at any time thereafter during the continuance of an Event of Default, the Administrative Agent, at the written request of the Required Lenders, shall notify the Borrower that the Commitments, the Swing Line Commitment and the Letter of Credit Commitment have been terminated and/or that all of the Loans, the Notes and the Reimbursement Obligations and all accrued and unpaid interest on any thereof and all other amounts owing under the Loan Documents have been declared immediately due and payable, provided that upon the occurrence of an Event of Default under
Section 9.1(h) or (i) with respect to the Borrower, the Commitments, the Swing Line Commitment and the Letter of Credit Commitment shall automatically terminate and all of the Loans, the Notes and the Reimbursement Obligations and all accrued and unpaid interest on any thereof and all other amounts owing under the Loan Documents shall become immediately due and payable without declaration or notice to the Borrower. To the fullest extent not prohibited by law, except for the notice provided for in the preceding sentence, the Borrower expressly waives any presentment, demand, protest, notice of protest or other notice of any kind in connection with the Loan Documents and its obligations thereunder. To the fullest extent not prohibited by law, the Borrower further expressly waives and covenants not to assert any appraisement, valuation, stay, extension, redemption or similar law, now or at any time hereafter in force which might delay, prevent or otherwise impede the performance or enforcement of the Loan Documents.

            (b) In the event that the Commitments, the Swing Line Commitment and the Letter of Credit Commitment shall have been terminated or all of the Loans, the Notes and the Reimbursement Obligations shall have been declared due and payable pursuant to the provisions of this Section, (i) the Borrower shall forthwith deposit an amount equal to the Letter of Credit Exposure in a cash collateral account with and under the exclusive control of the Administrative Agent, and
(ii) the Administrative Agent, the Issuer and the Lenders agree, among themselves, that any funds received from or on behalf of the Borrower under any Loan Document by the Issuer or any Lender (except funds received by the Issuer or any Lender as a result of a purchase from the Issuer or such Lender, as the case may be, pursuant to the provisions of Section 11.9) shall be remitted to the Administrative Agent, and shall be applied by the Administrative Agent in payment of the Loans, the Reimbursement Obligations and the other obligations of the Borrower under the Loan Documents in the following manner and order: (1) first, to reimburse the Administrative Agent, the Issuer and the Lenders, in that order, for any expenses due from the Borrower pursuant to the provisions of
Section 11.5 and the Reimbursement Agreements, (2) second, to the payment of the Fees, (3) third, to the payment of any expenses or amounts (other than the principal of and interest on the Loans and the Notes and the Reimbursement Obligations) payable by the Borrower to the Administrative Agent, the Issuer or any of the Lenders under the Loan Documents, (4) fourth, to the payment, pro rata according to the outstanding principal balance of the Loans and the Letter of Credit Exposure of each Lender, of interest due on the Loans and the Reimbursement Obligations, (5) fifth, to the payment, pro rata according to the sum of (A) the aggregate outstanding principal balance of the Loans plus (B) the aggregate outstanding balance of the Reimbursement Obligations, of the aggregate outstanding principal balance of the Loans and the aggregate outstanding balance of the Reimbursement Obligations, and (6) sixth, any remaining funds shall be paid to whosoever shall be entitled thereto or as a court of competent jurisdiction shall direct.

            (c) In the event that the Loans and the Notes and the Reimbursement Obligations shall have been declared due and payable pursuant to the provisions of this Section 9.2, the Administrative Agent upon the written request of the Required Lenders, shall proceed to enforce the Reimbursement Obligations and the rights of the holders of the Notes by suit in equity, action at law and/or other appropriate proceedings, whether for payment or the specific performance of any covenant or agreement contained in the Loan Documents. In the event that the Administrative Agent shall fail or refuse so to proceed, the Issuer and each Lender shall be entitled to take such action as the Required Lenders shall deem appropriate to enforce its rights under the Loan Documents.

10. AGENT

      10.1 Appointment

            Each Lender hereby irrevocably designates and appoints BNY as the Administrative Agent of such Lender under the Loan Documents and each Lender irrevocably authorizes the Administrative Agent to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained in the Loan Documents, the Administrative Agent shall not have any duties or responsibilities except those expressly set forth in the Loan Documents, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.

      10.2 Delegation of Duties

            The Administrative Agent may execute any of its duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to rely upon the advice of counsel concerning all matters pertaining to such duties, and shall not be liable for any action taken or omitted to be taken in good faith upon the advice of such counsel.

      10.3 Exculpatory Provisions

            None of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by the Administrative Agent or such Person under or in connection with the Loan Documents (except the Administrative Agent for its own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any party contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, the Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Loan Documents or for any failure of the Borrower or any other Person to perform its obligations thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire into the observance or performance of any of the covenants or agreements contained in, or conditions of, the Loan Documents, or to inspect the Property, books or records of the Borrower or any Subsidiary. The Administrative Agent shall not be under any liability or responsibility to the Borrower or any other Person as a consequence of any failure or delay in performance, or any breach, by any Lender of any of its obligations under any of the Loan Documents. The Lenders acknowledge that the Administrative Agent shall not be under any duty to take any discretionary action permitted under the Loan Documents unless the Administrative Agent shall be requested in writing to do so by the Required Lenders.

      10.4 Reliance by Administrative Agent

            The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, request, consent, certificate, affidavit, opinion, letter, cablegram, telegram, fax, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may treat each Lender, or the Person designated in the last notice filed under
Section 11.7, as the holder of all of the interests of such Lender in its Loans and Notes until written notice of transfer, signed by such Lender (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent and all requirements of Section 11.7 have been satisfied. The Administrative Agent shall not be under any duty to examine or pass upon the validity, effectiveness or genuineness of the Loan Documents or any instrument, document or communication furnished pursuant thereto or in connection therewith, and the Administrative Agent shall be entitled to assume that the same are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be. The Administrative Agent shall be fully justified in failing or refusing to take any action not expressly required under the Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Required Lenders or, if required by Section 11.1, all Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Borrower, all the Lenders and all future holders of the Notes.

      10.5 Notice of Default

            The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent shall have received written notice thereof from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating such notice is a "Notice of Default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action or give such directions, or refrain from taking such action or giving such directions, with respect to such Default or Event of Default as it shall deem to be in the best interests of the Lenders.

      10.6 Non-Reliance

            Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to such Lender and that no act by the Administrative Agent hereafter, including any review of the affairs of the Borrower or the Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that such Lender has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own evaluation of and investigation into the business, operations, Property, financial and other condition and creditworthiness of the Borrower and the Subsidiaries and has made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under the Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Borrower and the Subsidiaries. Each Lender acknowledges that a copy of this Agreement and all exhibits and schedules hereto have been made available to it and its individual counsel for review, and each Lender acknowledges that it is satisfied with the form and substance thereof. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the

Administrative Agent hereunder, the Administrative Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, Property, financial and other condition or creditworthiness of the Borrower or the Subsidiaries which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

      10.7 Indemnification

            Each Lender agrees to indemnify the Administrative Agent in its capacity as such (to the extent not promptly reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), pro rata according to
(i) at any time when no Loans are outstanding, its Commitment Percentage, or if no Commitments then exist, its Commitment Percentage on the last day on which Commitments did exist, and (ii) at any time when Loans are outstanding (x) if the Commitments then exist, its Commitment Percentage or (y) if the Commitments have been terminated or otherwise no longer exist, the percentage equal to the fraction (A) the numerator of which is such Lender's share of the Aggregate Credit Exposure and (B) the denominator of which is the Aggregate Credit Exposure, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever, including any amounts paid to the Lenders by or for the account of the Borrower pursuant to the terms of the Loan Documents that are subsequently rescinded or avoided (or must otherwise be restored or returned), which may at any time (including at any time following the payment of the Loans and the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by the Administrative Agent under or in connection therewith; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the gross negligence or willful misconduct of the Administrative Agent. The agreements in this Section shall survive the payment of the Loans and the Notes and all other amounts payable under the Loan Documents. If the Administrative Agent is subsequently reimbursed by the Borrower for such amounts, the Administrative Agent shall remit to the Lenders their pro rata shares of such reimbursement to the extent they previously paid such amounts.

      10.8 Administrative Agent in Its Individual Capacity

            BNY and each Affiliate thereof, may make loans to, accept deposits from, issue letters of credit for the account of and generally engage in any kind of business with the Borrower and the Subsidiaries as though it were not the Administrative Agent. With respect to the Commitment made or renewed by BNY and each Note issued to BNY, BNY shall have the same rights and powers under the Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, the Issuer and the Swing Line Lender, and the term "Lender" shall include BNY.

      10.9 Successor Administrative Agent

            If at any time the Administrative Agent deems it advisable, in its sole discretion, it may submit to each Lender a written notification of its resignation as

Administrative Agent under the Loan Documents, such resignation to be effective on the earlier to occur of (a) the thirtieth day after the date of such notice, and (b) the date upon which any successor to the Administrative Agent, in accordance with the provisions of this Section, shall have accepted in writing its appointment as successor Administrative Agent. Upon any such resignation, the Required Lenders shall have the right to appoint from among the Lenders a successor Administrative Agent, which successor Administrative Agent, provided that no Default or Event of Default shall then exist, shall be reasonably satisfactory to the Borrower. If no such successor Administrative Agent shall have been so appointed by the Required Lenders and accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor Administrative Agent shall be a commercial bank organized and licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the written acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall automatically become a party to this Agreement and shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent's rights, powers, privileges and duties as Administrative Agent under the Loan Documents shall be terminated. The Borrower and the Lenders shall execute such documents as shall be necessary to effect such appointment. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent. If at any time there shall not be a duly appointed and acting Administrative Agent, upon notice duly given, the Borrower agrees to make each payment when due under the Loan Documents directly to the Lenders entitled thereto during such time.

      10.10 Documentation Agent and Syndication Agent

            The Documentation Agent and Syndication Agent shall have no duties or obligations under the Loan Documents in their capacity as Documentation Agent and Syndication Agent.


11. OTHER PROVISIONS

      11.1  Amendments, Waivers, Etc.

            With the written consent of the Required Lenders, the Administrative Agent and the Borrower may, from time to time, enter into written amendments, supplements or modifications of the Loan Documents and, with the written consent of the Required Lenders, the Administrative Agent on behalf of the Lenders may execute and deliver to any such parties a written instrument waiving or consenting to the departure from, on such terms and conditions as the Administrative Agent may specify in such instrument, any of the requirements of the Loan Documents or any Default or Event of Default and its consequences, provided that no such amendment, supplement, modification, waiver or consent shall, without the consent of all of the Lenders (i) increase the Commitment Amount of any Lender (provided that no waiver of a Default or Event of Default shall be deemed to constitute such an increase), (ii) extend the Commitment Period, (iii) reduce the amount, or extend the time of payment, of the Fees,
(iv) reduce the rate,
or extend the time of payment of, interest on any Revolving Credit Loan, any Revolving Credit Note or any Reimbursement Obligation (other than the applicability of any post-default increase in such rate of interest), (v) reduce the amount, or extend the time of payment of any payment of any Reimbursement Obligation or principal on any Revolving Credit Loan or any Revolving Credit Note, (vi) decrease or forgive the principal amount of any Revolving Credit Loan, any Revolving Credit Note or any Reimbursement Obligation, (vii) consent to any assignment or delegation by the Borrower of any of its rights or obligations under any Loan Document, (viii) change the provisions of this
Section 11.1, (ix) change the definition of Required Lenders, (x) change the several nature of the obligations of the Lenders, (xi) change the sharing provisions among Lenders, or (xii) extend the expiration date of a Letter of Credit beyond the Commitment Termination Date. Notwithstanding the foregoing, no such amendment, supplement, modification, waiver or consent shall (A) amend, modify or waive any provision of Section 10 or otherwise change any of the rights or obligations of the Administrative Agent, the Issuer or the Swing Line Lender under any Loan Document without the written consent of the Administrative Agent, the Issuer or the Swing Line Lender, as the case may be, (B) change the Letter of Credit Commitment, change the amount or the time of payment of the Letter of Credit Commissions, or change any other term or provision which relates to the Letter of Credit Commitment or the Letters of Credit without the written consent of the Issuer, (C) change the Swing Line Commitment, change the amount or the time of payment of the Swing Line Loans or interest thereon or change any other term or provision which relates to the Swing Line Commitment or the Swing Line Loans without the written consent of the Swing Line Lender or (D) change the amount or the time of payment of any Competitive Bid Loan or interest thereon without the written consent of the Lender holding such Competitive Bid Loan. Any such amendment, supplement, modification, waiver or consent shall apply equally to each of the Lenders and shall be binding upon the parties to the applicable Loan Document, the Lenders, the Administrative Agent and all future holders of the Notes and the Reimbursement Obligations. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former position and rights under the Loan Documents, but any Default or Event of Default waived shall not extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

      11.2 Notices

            Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, if in writing, shall be deemed to have been duly given or made (a) when delivered by hand, (b) one Domestic Business Day after having been sent by overnight courier service at the cost of the sender, (c) five Domestic Business Days after having been deposited in the mail, first-class postage prepaid, or
(d) in the case of fax notice, when sent, addressed as follows in the case of the Borrower, the Administrative Agent, the Issuer and the Swing Line Lender, and as set forth in Exhibit A in the case of each of the Lenders, or to such other addresses as to which the Administrative Agent may be hereafter notified by the respective parties hereto or any future holders of the Notes:

            The Borrower:

                  CVS Corporation
                  1 CVS Drive
                  Woonsocket, Rhode Island  02895
                  Attention: Philip C. Galbo,
                             Vice President and Treasurer
                  Facsimile: (401) 769-2211
                  Telephone: (401) 765-1500

                  with a copy, in the case of a notice of Default or Event of Default, to:

                  CVS Corporation
                  1 CVS Drive
                  Woonsocket, Rhode Island  02895
                  Attention: Legal Department
                  Facsimile: (401) 765-7887 or 9304
                  Telephone: (401) 765-1500

            The Administrative Agent, the Swing Line Lender and the Issuer:

                  in the case of each Borrowing Request, each notice of prepayment under Section 2.7, each Letter of Credit Request, each Competitive Bid Request, each Competitive Bid, and each Competitive Bid Accept/Reject Letter:

                  The Bank of New York
                  One Wall Street
                  New York, New York 10286
                  Attention: Carol Surles,
                             Agency Function Administration
                  Facsimile: (212) 635-6365,6366 or 6367
                  Telephone: (212) 635-4695,

                  in all other cases:

                  The Bank of New York
                  Retailing Industry Division
                  8th Floor
                  One Wall Street
                  New York, New York 10286
                  Attention: Howard F. Bascom,
                             Vice President
                  Facsimile: (212) 635-1481
                  Telephone: (212) 635-7894,
except that any notice, request or demand by the Borrower to or upon the Administrative Agent or the Lenders pursuant to Sections 2.3, 2.4, 2.6, 2.7, 2.8, 2.9 or 3.3 shall not be effective until received. Any party to a Loan Document may rely on signatures of the parties thereto which are transmitted by fax or other electronic means as fully as if originally signed.

      11.3 No Waiver; Cumulative Remedies

            No failure to exercise and no delay in exercising, on the part of the Administrative Agent, any Lender or the Issuer, any right, remedy, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

      11.4 Survival of Representations and Warranties

            All representations and warranties made in the Loan Documents and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall survive the execution and delivery of the Loan Documents.

      11.5 Payment of Expenses and Taxes; Indemnified Liabilities

            The Borrower agrees, promptly upon presentation of a statement or invoice therefor setting forth in reasonable detail the items thereof, and whether any Loan is made or Letter of Credit is issued, (a) to pay or reimburse the Administrative Agent and its Affiliates for all its reasonable costs and expenses actually incurred in connection with the development, syndication, preparation and execution of, and any amendment, waiver, consent, supplement or modification to, the Loan Documents, any documents prepared in connection therewith and the consummation of the transactions contemplated thereby, whether such Loan Documents or any such amendment, waiver, consent, supplement or modification to the Loan Documents or any documents prepared in connection therewith are executed and whether the transactions contemplated thereby are consummated, including the reasonable fees and disbursements of Special Counsel,
(b) to pay, indemnify, and hold the Administrative Agent, the Lenders and the Issuer harmless from any and all recording and filing fees and any and all liabilities and penalties with respect to, or resulting from any delay (other than penalties to the extent attributable to the negligence of the Administrative Agent, the Lenders or the Issuer, as the case may be, in failing to pay such fees or other liabilities when due) in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Loan Documents and any such other documents, and (c) to pay, reimburse, indemnify and hold each Indemnified Person harmless from and against any and all other liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including reasonable counsel fees and disbursements of counsel (including the allocated costs of internal counsel) and such local counsel as may be required) actually incurred with respect to the enforcement, performance of, and preservation of rights under, the Loan Documents (all the foregoing, collectively, the "Indemnified Liabilities") and, if and to the extent that the foregoing indemnity may be unenforceable for any reason, the Borrower agrees to make the maximum payment permitted under applicable law; provided that the Borrower shall have no obligation hereunder to pay Indemnified Liabilities to an Indemnified Person to the extent arising from its gross negligence or willful misconduct. The agreements in this Section shall survive the termination of the Commitments and the payment of the Loans and the Notes and all other amounts payable under the Loan Documents.

      11.6 Lending Offices

            Each Lender shall have the right at any time and from time to time to transfer any Loan to a different office of such Lender, subject to Section 3.10.

      11.7 Successors and Assigns

            (a) The Loan Documents shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, the Issuer, all future holders of the Notes and the Reimbursement Obligations and their respective successors and assigns; provided that the Borrower shall not assign, transfer or delegate any of its rights or obligations under the Loan Documents without the prior consent of the Administrative Agent, the Issuer and all of the Lenders.

            (b) Notwithstanding Section 11.7(c), but subject to Section 11.7(e), each Lender may at any time assign all or any portion of its rights under any Loan Document to any Federal Reserve Bank.

            (c) In addition to its rights under Section 11.7(b), each Lender shall have the right, at any time, upon written notice to the Administrative Agent of its intent to do so, to sell, assign, transfer or negotiate (each an "Assignment") all or any portion of all of its Loans, its Commitment and its Notes and its interest in the Loan Documents to any subsidiary or Affiliate of such Lender, to any other Lender or, with the prior written consent of the Borrower, the Swing Line Lender and the Issuer (which consents shall not be unreasonably withheld and shall not be required of the Borrower if, at the time of such Assignment, an Event of Default shall exist), to any other bank, insurance company, pension fund, mutual or other similar fund or other financial institution, provided that (i) the assigning Lender shall simultaneously assign to the same assignee the same percentage of its interest under the Other Credit Agreement, unless otherwise consented to by the Borrower, (ii) each such Assignment shall be of a constant, and not varying, percentage of all of the assigning Lender's rights and obligations under the Loan Documents and be in a minimum amount (together with the simultaneous assignment made under the Other Credit Agreement) of $5,000,000 (which minimum amount shall not be applicable to an Assignment by a Lender to a subsidiary or Affiliate of such Lender) or the full amount of such Lender's Commitment, and (iii) the parties to each such Assignment (excluding the Borrower if the Borrower is a party to such assignment) shall execute and deliver to the Administrative Agent an Assignment and Acceptance Agreement, together with a fee (the "Assignment Fee"), payable to the Administrative Agent, of $1,750 ($3,500 if no simultaneous assignment is being made by such parties under the Other Credit Agreement). Upon receipt of each such executed Assignment and Acceptance Agreement together with the Assignment Fee therefor, the Administrative Agent shall execute the same and, in the event that either the assignee thereunder is a Lender (or a subsidiary or Affiliate thereof) or the Borrower shall have consented to such assignment (to the extent that such consent was not unreasonably withheld and is required as aforesaid), (i) record the same and execute two copies of such Assignment and Acceptance Agreement in the appropriate place, deliver one copy to the assignor and one copy to the assignee, and (ii) request the Borrower to execute and deliver (1) to such assignee, one or more Notes, in an aggregate principal amount equal to the Loans assigned to, and Commitment assumed by, such assignee, and (2) to such assignor, in the event that such assignor shall retain any Loans and Commitment, one or more Notes in an aggregate principal amount equal to the balance of such assignor Lender's Loans and Commitment, in each case against receipt of such assignor Lender's existing Note or Notes, as the case may be, appropriately marked to indicate their substitution. The Borrower agrees that it shall, upon each such request of the Administrative Agent, execute and deliver such new Notes at its own cost and expense. Upon such delivery, acceptance and recording by the Administrative Agent, from and after the effective date specified in such Assignment and Acceptance Agreement, the assignee thereunder shall be a party hereto and shall for all purposes of the Loan Documents be deemed a "Lender" and, to the extent provided in such Assignment and Acceptance Agreement, the assignor Lender thereunder shall be released from its obligations under the Loan Documents.

            (d) In addition to the participations provided for in Section 11.9(b), each Lender may grant participations in all or any part of its Loans, its Notes and its Commitment to one or more banks, insurance companies, pension funds, mutual funds or other financial institutions, provided that (i) such Lender's obligations under the Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties to the Loan Documents for the performance of such obligations, (iii) the Borrower, the Administrative Agent, the Issuer and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents, (iv) no sub-participations shall be permitted, and (v) the voting rights of any holder of any participation shall be limited to decisions that in accordance with Section 11.1 require the consent of all of the Lenders. The Borrower acknowledges and agrees that any such participant shall for purposes of Section 3.5, 3.6, 3.10 and 11.5 be deemed to be a "Lender", provided that in no event shall the Borrower be liable for any amounts under said Sections in excess of the amounts for which it would be liable but for such participation.

            (e) No Lender shall, as between and among the Borrower, the Administrative Agent, the Issuer, the Swing Line Lender and such Lender, be relieved of any of its obligations under the Loan Documents as a result of any assignment of or granting of participations in, all or any part of its Loans, its Commitment and its Notes, except that a Lender shall be relieved of its obligations to the extent of any such assignment of all or any part of its Loans, its Commitment or its Notes pursuant to Section 11.7(c).

      11.8 Counterparts

            Each of the Loan Documents (other than the Notes) may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. It shall not be necessary in making proof of any Loan Document to produce or account for more than one counterpart signed by the party to be charged. A set of the copies of this Agreement signed by all of the parties hereto shall be lodged with each of the Borrower and the Administrative Agent. Any party to a Loan Document may rely upon the signatures of any other party thereto which are transmitted by fax or other electronic means to the same extent as if originally signed.

      11.9 Set-off and Sharing of Payments

            (a) In addition to any rights and remedies of the Lenders and the Issuer provided by law, upon the occurrence of an Event of Default under Section 9.1(a) or (b) or upon the acceleration of the payment of the Notes, each Lender and the Issuer shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower, to set-off and apply against any indebtedness or other liability, whether matured or unmatured, of the Borrower to such Lender or the Issuer arising under the Loan Documents, any amount owing from such Lender or the Issuer to the Borrower. To the extent permitted by applicable law, the aforesaid right of set-off may be exercised by such Lender or the Issuer against the Borrower or against any trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of the Borrower, or against anyone else claiming through or against the Borrower or such trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender or the Issuer prior to the making, filing or issuance of, service upon such Lender or the Issuer of, or notice to such Lender or the Issuer of, any petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Lender and the Issuer agree promptly to notify the Borrower and the Administrative Agent after each such set-off and application made by such Lender or the Issuer, provided that the failure to give such notice shall not affect the validity of such set-off and application.

            (b) If any Lender or the Issuer (each a "Benefited Lender") shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of its Loans or its Notes or the Reimbursement Obligations in excess of its pro rata share (in accordance with the outstanding principal balance of all Loans or the Reimbursement Obligations ) of payments then due and payable on account of the Loans and Notes received by all the Lenders or the Reimbursement Obligations, such Lender or the Issuer, as the case may be, shall forthwith purchase, without recourse, for cash, from the other Lenders such participations in their Loans and Notes or the Reimbursement Obligations as shall be necessary to cause such purchasing Lender or the Issuer to share the excess payment with each of them according to their pro rata share (in accordance with the outstanding principal balance of all Loans or the Reimbursement Obligations), provided that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender or the Issuer, such purchase from each Lender shall be rescinded and each such Lender shall repay to the purchasing Lender or the Issuer the purchase price to the extent of such recovery, together with an amount equal to such Lender's pro rata share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender or the Issuer) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees, to the fullest extent permitted by law, that any Lender or the Issuer so purchasing a participation from another

Lender pursuant to this Section may exercise such rights to payment (including the right of set-off) with respect to such participation as fully as if such Lender or the Issuer were the direct creditor of the Borrower in the amount of such participation.

      11.10 Indemnity

            The Borrower agrees to indemnify and hold harmless each of the Administrative Agent, the Issuer, each Lender and their respective Affiliates, officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any loss, cost, liability, damage or expense, including the reasonable fees and disbursements of counsel (including the allocated costs of internal counsel) and such local counsel as may be required to represent such Indemnified Person actually incurred by such Indemnified Person in preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of, any litigation, administrative proceeding or investigation under any federal securities law or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon (1) any untrue statement or alleged untrue statement of any material fact by or on behalf of the Borrower or any Subsidiary, in any document or schedule executed or filed with any Governmental Authority by or on behalf of the Borrower or any Subsidiary which relates to the transactions contemplated by the Loan Documents,
(2) any omission or alleged omission by or on behalf of the Borrower or any Subsidiary to state any material fact required to be stated in such document or schedule, or necessary to make the statements made therein, in light of the circumstances under which made, not misleading, (3) any acts, practices or omissions or alleged acts, practices or omissions of the Borrower or its agents relating to the use of the proceeds of any Loan or Letter of Credit which is alleged to be in violation of Section 2.5, or in violation of any federal securities law or of any other statute, regulation or other law of any jurisdiction applicable thereto, or (4) any Loan Document or any other document contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by such Indemnified Person under or in connection with any of the foregoing. Notwithstanding the above, the Borrower shall have no liability under clause (4) of this Section to indemnify or hold harmless any Indemnified Person for any loss, cost, liability, damage or expense relating to income or withholding taxes or any tax in lieu of such taxes. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to each Indemnified Person hereunder or at common law or otherwise, shall include the reasonable fees and disbursements of counsel (including the allocated costs of internal counsel) and such local counsel as may be required in connection with establishing liability under this Section or collecting amounts payable under this Section and shall survive any termination of this Agreement, the expiration of the Commitments and the payment of all indebtedness of the Borrower under the Loan Documents, provided that the Borrower shall not have any liability under this Section to any Indemnified Person with respect to indemnified liabilities which are determined by a final and nonappealable judgment of a court of competent jurisdiction to have arisen primarily from the gross negligence or willful misconduct of such Indemnified Person.

      11.11 Governing Law

            The Loan Documents and the rights and obligations of the parties thereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to principles of conflict of laws.

      11.12 Severability

            Every provision of the Loan Documents is intended to be severable, and if any term or provision thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

      11.13 Integration

            All exhibits to the Loan Documents shall be deemed to be a part thereof. Each Loan Document embodies the entire agreement and understanding between or among the parties thereto with respect to the subject matter thereof and supersedes all prior agreements and understandings between or among the parties thereto with respect to the subject matter thereof.

      11.14 Treatment of Certain Information

            Each Lender, the Issuer and the Administrative Agent agrees to maintain as confidential and not to disclose, publish or disseminate to any third parties any financial or other information relating to the business, operations and condition, financial or otherwise, of the Borrower provided to it, except if and to the extent that:

            (a) such information is in the public domain at the time of disclosure;

            (b) such information is required to be disclosed by subpoena or similar process or applicable law or regulations;

            (c) such information is required or requested to be disclosed to any regulatory or administrative body or commission to whose jurisdiction it may be subject;

            (d) such information is disclosed to its counsel, auditors or other professional advisors;

            (e) such information is disclosed to (and, unless and until it receives written objection from the Borrower, the Borrower shall be deemed to have consented to disclosure of such information to) its affiliates; provided that such information shall be used in connection with this Agreement and the transactions contemplated hereby;

            (f) such information is disclosed to its officers, directors and employees;

            (g) such information is disclosed with the prior written consent of the party furnishing the information;

            (h) such information is disclosed in connection with any litigation or dispute involving the Borrower and/or it;

            (i) such information is disclosed in connection with the sale of a participation or other disposition by it of any of its interest in this Agreement, provided that such information shall not be disclosed unless and until the party to whom it shall be disclosed shall have agreed to keep such information confidential as set forth herein;

            (j) such information was in its possession or in its affiliate's possession as shown by clear and convincing evidence prior to any of the Borrower and/or any or the Borrower's representatives or agents furnishing such information to it; or

            (k) such information is received by it, without restriction as to its disclosure or use, from a Person who, to its knowledge or reasonable belief, was not prohibited from disclosing such information by any duty of confidentiality.

            Except to the extent prohibited or restricted by law or Governmental Authority, each Lender shall notify the Borrower promptly of any disclosures of information made by it as permitted pursuant to (h) above.

      11.15 Acknowledgments

            The Borrower acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents, (b) by virtue of the Loan Documents, none of the Administrative Agent, the Issuer, or any Lender has any fiduciary relationship to the Borrower, and the relationship between the Administrative Agent, the Issuer, and the Lenders, on the one hand, and the Borrower, on the other hand, is solely that of debtor and creditor, and (c) by virtue of the Loan Documents, no joint venture exists among the Lenders or among the Borrower and the Lenders.

      11.16 Consent to Jurisdiction

            The Borrower irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal Court sitting in the City of New York over any suit, action or proceeding arising out of or relating to the Loan Documents. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Borrower agrees that a final judgment in any such suit, action or proceeding brought in such a court, after all appropriate appeals, shall be conclusive and binding upon it.

      11.17 Service of Process

            The Borrower agrees that process may be served against it in any suit, action or proceeding referred to in Section 11.16 by sending the same by first class mail, return receipt requested or by overnight courier service, with receipt acknowledged, to the address of the Borrower set forth in Section 11.2. The Borrower agrees that any such service (i) shall be deemed in every respect effective service of process upon it in any such suit, action, or proceeding, and (ii) shall to the fullest extent enforceable by law, be taken and held to be valid personal service upon and personal delivery to it.

      11.18 No Limitation on Service or Suit

            Nothing in the Loan Documents or any modification, waiver, or amendment thereto shall affect the right of the Administrative Agent, the Issuer or any Lender to serve process in any manner permitted by law or limit the right of the Administrative Agent, the Issuer or any Lender to bring proceedings against the Borrower in the courts of any jurisdiction or jurisdictions.

      11.19 WAIVER OF TRIAL BY JURY

            THE ADMINISTRATIVE AGENT, THE ISSUER, THE LENDERS AND THE BORROWER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE ADMINISTRATIVE AGENT, THE ISSUER, OR THE LENDERS, OR COUNSEL TO THE ADMINISTRATIVE AGENT, THE ISSUER, OR THE LENDERS, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT, THE ISSUER, OR THE LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE BORROWER ACKNOWLEDGES THAT THE ADMINISTRATIVE AGENT, THE ISSUER, AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS SECTION.

      11.20 Effective Date

            This Agreement shall be effective at such time (the "Effective Date") as the Administrative Agent shall have received executed counterparts hereof by the Borrower, the Administrative Agent, the Issuer, and each Lender and the conditions set forth in Sections 5.1 through 5.6 have been or simultaneously will be satisfied, provided that this Agreement shall not become effective or be binding on any party hereto unless all of such conditions are satisfied not later than June 15, 1997.

CVS CORPORATION
Five Year Credit Agreement


      AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be executed on its behalf.


                                CVS CORPORATION


                                By: /s/ Philip C. Galbro
                                    ---------------------------------------

                                Name: Philip C. Galbro
                                      -------------------------------------

                                Title: Vice President and Treasurer
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                THE BANK OF NEW YORK, in its capacity
                                as a Lender and in its capacity
                                as the Administrative Agent


                                By: /s/ Howard F. Bascom, Jr.
                                    ---------------------------------------

                                Name: Howard F. Bascom, Jr.
                                      -------------------------------------

                                Title: Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK


                                By: /s/ Robert L. Barrett
                                    ---------------------------------------

                                Name: Robert L. Barrett
                                      -------------------------------------

                                Title: Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                FLEET NATIONAL BANK


                                By: /s/ Thomas J. Bullard
                                    ---------------------------------------

                                Name: Thomas J. Bullard
                                      -------------------------------------

                                Title: Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                BANKBOSTON, N.A.


                                By: /s/ Peter L. Griswold
                                    ---------------------------------------

                                Name: Peter L. Griswold
                                      -------------------------------------

                                Title: Director
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                By: /s/ Patrick D. Bonebrake
                                    ---------------------------------------

                                Name: Patrick D. Bonebrake
                                      -------------------------------------

                                Title: Assistant Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                BANCA POPOLARE DI MILANO


                                By: /s/ Anthony Franco
                                    ---------------------------------------

                                Name: Anthony Franco
                                      -------------------------------------

                                Title: Executive Vice President
                                          & General Manager
                                       ------------------------------------

                                By: /s/ [ILLEGIBLE]
                                    ---------------------------------------

                                Name: [ILLEGIBLE]
                                      -------------------------------------

                                Title: First Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                BANK OF AMERICA ILLINOIS


                                By: /s/ Dale Robert Mason
                                    ---------------------------------------

                                Name: Dale Robert Mason
                                      -------------------------------------

                                Title: Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                THE BANK OF NOVA SCOTIA


                                By: /s/ [ILLEGIBLE]
                                    ---------------------------------------

                                Name: [ILLEGIBLE]
                                      -------------------------------------

                                Title: Authorized Signatory
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                THE CHASE MANHATTAN BANK


                                By: /s/ Neil R. Boylan
                                    ---------------------------------------

                                Name: Neil R. Boylan
                                      -------------------------------------

                                Title: Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                CORESTATES BANK, N.A.


                                By: /s/ Thomas I. McDonnell
                                    ---------------------------------------

                                Name: Thomas I. McDonnell
                                      -------------------------------------

                                Title: Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                CREDIT LYONNAIS NEW YORK BRANCH


                                By: /s/ Robert Ivosevich
                                    ---------------------------------------

                                Name: Robert Ivosevich
                                      -------------------------------------

                                Title: Authorized Signature
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                CREDIT SUISSE FIRST BOSTON


                                By: /s/ Joel Glodowski
                                    ---------------------------------------

                                Name: Joel Glodowski
                                      -------------------------------------

                                Title: Managing Director
                                       ------------------------------------


                                By: /s/ Chris Hargan
                                    ---------------------------------------

                                Name: Chris Hargan
                                      -------------------------------------

                                Title: Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                By: /s/ Mark M. Harden
                                    ---------------------------------------

                                Name: Mark M. Harden
                                      -------------------------------------

                                Title: Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                KEY BANK NATIONAL ASSOCIATION


                                By: /s/ Marianne T. Mail
                                    ---------------------------------------

                                Name: Marianne T. Mail
                                      -------------------------------------

                                Title: Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                PNC BANK, N.A.


                                By: /s/ Patrick H. Kinzler
                                    ---------------------------------------

                                Name: Patrick H. Kinzler
                                      -------------------------------------

                                Title: Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                THE SUMITOMO BANK, LIMITED


                                By: /s/ John C. Kissinger
                                    ---------------------------------------

                                Name: John C. Kissinger
                                      -------------------------------------

                                Title: Joint General Manager
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                WACHOVIA BANK OF GEORGIA, N.A.


                                By: /s/ Henry H. Hagan
                                    ---------------------------------------

                                Name: Henry H. Hagan
                                      -------------------------------------

                                Title: SVP
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                CRESTAR BANK


                                By: /s/ Julian N. Holland, Jr.
                                    ---------------------------------------

                                Name: Julian N. Holland, Jr.
                                      -------------------------------------

                                Title: Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                THE DAI-ICHI KANGYO BANK, LTD.,
                                New York Branch


                                By: /s/ Kim P. Leary
                                    ---------------------------------------

                                Name: Kim P. Leary
                                      -------------------------------------

                                Title: Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                FIRST HAWAIIAN BANK


                                By: /s/ Scott Nahme
                                    ---------------------------------------

                                Name: Scott Nahme
                                      -------------------------------------

                                Title: Assistant Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                THE FUJI BANK, LIMITED


                                By: /s/ Kazuaki Kirabatake
                                    ---------------------------------------

                                Name: Kazuaki Kirabatake
                                      -------------------------------------

                                Title: Senior Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                MELLON BANK, N.A.


                                By: /s/ Maribeth Donnelly
                                    ---------------------------------------

                                Name: Maribeth Donnelly
                                      -------------------------------------

                                Title: Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                THE SAKURA BANK, LIMITED


                                By: /s/ Yasumasa Kikuchi
                                    ---------------------------------------

                                Name: Yasumasa Kikuchi
                                      -------------------------------------

                                Title: Senior Vice President
                                       ------------------------------------

CVS CORPORATION
Five Year Credit Agreement


                                SUNTRUST BANK, ATLANTA


                                By: /s/ James D. McQueen, III
                                    ---------------------------------------

                                Name: James D. McQueen, III
                                      -------------------------------------

                                Title: Banking Officer
                                       ------------------------------------


                                By:   /s/ [ILLEGIBLE]
                                      [ILLEGIBLE]
                                      Vice President & Manager

CVS CORPORATION
Five Year Credit Agreement


                                THE SANWA BANK, LIMITED


                                By: /s/ Yutaka Higashino
                                    ---------------------------------------

                                Name: Yutaka Higashino
                                      -------------------------------------

                                Title: Senior Vice President
                                       ------------------------------------

                                    EXHIBIT A

                 LIST OF COMMITMENTS, APPLICABLE LENDING OFFICES
                            AND ADDRESSES FOR NOTICES


A.    LIST OF COMMITMENTS

      Lender                                        Commitment Amount
-----------------                                   -----------------

THE BANK OF NEW YORK                                  $ 50,250,000

MORGAN GUARANTY TRUST COMPANY                           41,875,000
 OF NEW YORK

FLEET NATIONAL BANK                                     41,875,000

BANKBOSTON, N.A.                                        26,800,000

BANK OF TOKYO-MITSUBISHI TRUST COMPANY                  26,800,000

BANCA POPOLARE DI MILANO                                26,800,000

BANK OF AMERICA ILLINOIS                                26,800,000

THE BANK OF NOVA SCOTIA                                 26,800,000

THE CHASE MANHATTAN BANK                                26,800,000

CORESTATES BANK, N.A.                                   26,800,000

CREDIT LYONNAIS NEW YORK BRANCH                         26,800,000

CREDIT SUISSE FIRST BOSTON                              26,800,000

FIRST UNION NATIONAL BANK OF
  NORTH CAROLINA                                        26,800,000

KEY BANK NATIONAL ASSOCIATION                           26,800,000

PNC BANK, N.A.                                          26,800,000

THE SUMITOMO BANK, LIMITED                              26,800,000

WACHOVIA BANK OF GEORGIA, N.A.                          26,800,000

CRESTAR BANK                                            20,100,000

THE DAI-ICHI KANGYO BANK, LTD.,                         20,100,000
 NEW YORK BRANCH

FIRST HAWAIIAN BANK                                     20,100,000

THE FUJI BANK, LIMITED                                  20,100,000

MELLON BANK, N.A.                                       20,100,000

THE SAKURA BANK, LIMITED                                20,100,000

SUNTRUST BANK, ATLANTA                                  20,100,000

THE SANWA BANK, LIMITED                                 20,100,000

                                  TOTAL               $670,000,000

B.    LIST OF APPLICABLE LENDING OFFICES AND ADDRESSES FOR NOTICES

THE BANK OF NEW YORK

Applicable Lending Office for each Eurodollar Advance :

The Bank of New York
One Wall Street
New York, NY 10286


Applicable Lending Office for all other Advances:

The Bank of New York
One Wall Street
New York, NY 10286


Address for Notices:

The Bank of New York
One Wall Street
22nd  Floor
New York, NY  10286
Attention: Howard F.Bascom,
            Vice President
Telephone: (212) 635-7894
Facsimile: (212) 635-1481

MORGAN GUARANTY TRUST COMPANY
OF NEW YORK

Applicable Lending Office for each Eurodollar Advance :

Morgan Guaranty Trust Company
 of New York
Nassau Bahamas Office
c/o J.P. Morgan Services, Inc.
Loan Operations - 3rd Floor
500 Stanton Christiana Road
Newark, Delaware  19713


Applicable Lending Office for all other Advances:

Morgan Guaranty Trust Company
 of New York
60 Wall Street
New York, New York  10260-0060


Address for Notices:

Morgan Guaranty Trust Company
 of New York
Nassau Bahamas Office
c/o J.P. Morgan Services, Inc.
Loan Operations - 3rd Floor
500 Stanton Christiana Road
Newark, Delaware  19713
Attention: Victoria A. Fedele
Telephone: (302) 634-4225
Facsimile: (302) 634-1852

FLEET NATIONAL BANK

Applicable Lending Office for each Eurodollar Advance:

Fleet National Bank
One Federal Street
Boston, Massachusetts  02211
Attn:  Christopher Kampe
Telephone:  (617) 346-0238
Facsimile:  (617) 346-0689


Applicable Lending Office for all other Advances:

Fleet National Bank
One Federal Street
Boston, Massachusetts  02211
Attn:  Christopher Kampe
Telephone:  (617) 346-0238
Facsimile:  (617) 346-0689


Address for Notices:

Fleet National Bank
One Federal Street
Boston, Massachusetts  02211
Attention:  Thomas Bullard
Telephone:  (617) 346-0146
Facsimile:  (617) 346-0580

BANKBOSTON , N.A.

Applicable Lending Office for each Eurodollar Advance :

BankBoston, N.A.
100 Federal Street, 01-09-05
Boston, Massachusetts  02100


Applicable Lending Office for all other Advances:

BankBoston, N.A.
100 Federal Street, 01-09-05
Boston, Massachusetts  02100


Address for Notices:

BankBoston, N.A.
100 Federal Street, 01-09-05
Boston, Massachusetts  02100
Attention: Judith C.E. Kelly
Telephone: (617) 434-5280
Facsimile: (617) 434-0630

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

Applicable Lending Office for each Eurodollar Advance :

Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, New York  10020


Applicable Lending Office for all other Advances:

Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, New York  10020


Address for Notices:

Bank of Tokyo-Mitsubishi Trust Company
125 Summer Street, Suite 1170
Boston, Massachusetts  02110
Attention: Patrick Bonebrake
Telephone: (617) 330-7437
Facsimile: (617) 330-7422

BANCA POPOLARE DI MILANO

Applicable Lending Office for each Eurodollar Advance :

Banca Popolare Di Milano
375 Park Avenue
New York, New York  10152


Applicable Lending Office for all other Advances:

Banca Popolare Di Milano
375 Park Avenue
New York, New York  10152


Address for Notices:

Banca Popolare Di Milano
375 Park Avenue
New York, New York  10152
Attention: Fulvio Montanari
Telephone: (212) 758-5040
Facsimile: (212) 838-1077

BANK OF AMERICA ILLINOIS


Applicable Lending Office for each Eurodollar Advance :

Bank of America Illinois
231 S. LaSalle Street
Chicago, Illinois  60697


Applicable Lending Office for all other Advances:

Bank of America Illinois
231 S. LaSalle Street
Chicago, Illinois  60697


Address for Notices:

Bank of America Illinois
231 S. LaSalle Street
Chicago, Illinois  60697
Attention: Jody Pritchard
Telephone: (312) 828-5258
Facsimile: (312) 974-0732

THE BANK OF NOVA SCOTIA


Applicable Lending Office for each Eurodollar Advance :

The Bank of Nova Scotia
Atlanta Agency
600 Peachtree Street, Suite 2700
Atlanta, Georgia  30308


Applicable Lending Office for all other Advances:

The Bank of Nova Scotia
Atlanta Agency
600 Peachtree Street, Suite 2700
Atlanta, Georgia  30308


Address for Notices:

The Bank of Nova Scotia
101 Federal Street, 16th Floor
Boston, Massachusetts  02100
Attention: Michael Bradley
Telephone: (617) 737-6312
Facsimile: (617) 951-2177

THE CHASE MANHATTAN BANK


Applicable Lending Office for each Eurodollar Advance:

The Chase Manhattan Bank
270 Park Avenue
New York, New York  10017


Applicable Lending Office for all other Advances:

The Chase Manhattan Bank
270 Park Avenue
New York, New York  10017


Address for Notices:

The Chase Manhattan Bank
270 Park Avenue
New York, New York  10017
Attention: Neil Boylan
Telephone: (212) 270-1410
Facsimile: (212) 270-1474

CORESTATES BANK, N.A.


Applicable Lending Office for each Eurodollar Advance :

Corestates Bank, N.A.
P.O. Box 7618
Philadelphia, PA  19101


Applicable Lending Office for all other Advances:

Corestates Bank, N.A.
P.O. Box 7618
Philadelphia, PA  19101


Address for Notices:

Corestates Bank, N.A.
1345 Chestnut Street
Philadelphia, PA  19102
Attention:  Thomas J. McDonnell
Telephone:  (215) 973-7667
Facsimile:  (215) 973-7820

CREDIT LYONNAIS NEW YORK BRANCH


Applicable Lending Office for each Eurodollar Advance :

Credit Lyonnais New York Branch
1301 Avenue of the Americas
New York, New York  10019


Applicable Lending Office for all other Advances:

Credit Lyonnais New York Branch
1301 Avenue of the Americas
New York, New York  10019


Address for Notices:

Credit Lyonnais New York Branch
1301 Avenue of the Americas
New York, New York  10019
Attention: Heidi Rosen
Telephone: (212) 261-7241
Facsimile: (212) 459-3179

CREDIT SUISSE FIRST BOSTON


Applicable Lending Office for each Eurodollar Advance :

Credit Suisse First Boston
11 Madison Avenue, 19th Floor
New York, New York  10010


Applicable Lending Office for all other Advances:

Credit Suisse First Boston
11 Madison Avenue, 19th Floor
New York, New York  10010


Address for Notices:

Credit Suisse First Boston
11 Madison Avenue, 19th Floor
New York, New York  10010
Attention: Joel Glodowski
Telephone: (212) 325-9171
Facsimile: (212) 325-8309

FIRST UNION NATIONAL BANK OF NORTH CAROLINA


Applicable Lending Office for each Eurodollar Advance :

First Union National Bank of North Carolina
One First Union Center
301 South College Street, DC5
Charlotte, North Carolina  28288-0745


Applicable Lending Office for all other Advances:

First Union National Bank of North Carolina
One First Union Center
301 South College Street, DC5
Charlotte, North Carolina  28288-0745


Address for Notices:

First Union National Bank of North Carolina
One First Union Center
301 South College Street, DC5
Charlotte, North Carolina  28288-0745
Attention: Chris Klos
Telephone: (704) 383-7629
Facsimile: (704) 383-0634

KEY BANK NATIONAL ASSOCIATION


Applicable Lending Office for each Eurodollar Advance :

Key Bank National Association
127 Public Square
Cleveland, Ohio  44114


Applicable Lending Office for all other Advances:

Key Bank National Association
127 Public Square
Cleveland, Ohio  44114


Address for Notices:

Key Bank National Association
127 Public Square
Cleveland, Ohio  44114
Attention: Marianne Meil
Telephone: (216) 689-3549
Facsimile: (216) 689-4981

PNC BANK, N.A.


Applicable Lending Office for each Eurodollar Advance :

PNC Bank, N.A.
Two Tower Center Boulevard
East Brunswick, New Jersey  08816


Applicable Lending Office for all other Advances:

PNC Bank, N.A.
Two Tower Center Boulevard
East Brunswick, New Jersey  08816


Address for Notices:

PNC Bank, N.A.
2 Tower Center
East Brunswick, New Jersey  08816
Attention: Michael Richards
Telephone: (908) 220-3228
Facsimile: (908) 220-3231

THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH


Applicable Lending Office for each Eurodollar Advance :

The Sumitomo Bank, Limited, New York Branch
277 Park Avenue
New York, New York  10172


Applicable Lending Office for all other Advances:

The Sumitomo Bank, Limited, New York Branch
277 Park Avenue
New York, New York  10172


Address for Notices:

The Sumitomo Bank, Limited, New York Branch
277 Park Avenue
New York, New York  10172
Attention: Thomas Miressi
Telephone: (212) 224-____
Facsimile: (212) 224-5188

WACHOVIA BANK OF GEORGIA, N.A.


Applicable Lending Office for each Eurodollar Advance :

Wachovia Bank of Georgia, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia  30303


Applicable Lending Office for all other Advances:

Wachovia Bank of Georgia, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia  30303


Address for Notices:

Wachovia Bank of Georgia, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia  30303
Attention: Jeffrey S. Nurkiewiez
Telephone: (404) 332-1288
Facsimile: (404) 332-6898

CRESTAR BANK


Applicable Lending Office for each Eurodollar Advance :

Crestar Bank
919 E. Main Street, 22nd Floor
Richmond, Virginia  23219


Applicable Lending Office for all other Advances:

Crestar Bank
919 E. Main Street, 22nd Floor
Richmond, Virginia  23219


Address for Notices:

Crestar Bank
919 E. Main Street, 22nd Floor
Richmond, Virginia  23219
Attention: Julian N. Holland, Jr.
Telephone: (804) 782-7346
Facsimile: (804) 782-5413

THE DAI-ICHI KANGYO BANK, LTD., NEW YORK BRANCH


Applicable Lending Office for each Eurodollar Advance :

The Dai-Ichi Kangyo Bank, Ltd.,
 New York Branch
One World Trade Center
Suite 4911
New York, New York  10048


Applicable Lending Office for all other Advances:

The Dai-Ichi Kangyo Bank, Ltd.,
 New York Branch
One World Trade Center
Suite 4911
New York, New York  10048


Address for Notices:

The Dai-Ichi Kangyo Bank, Ltd.,
 New York Branch
One World Trade Center
Suite 4911
New York, New York  10048
Attention: Kim Leary
Telephone: (212) 432-6641
Facsimile: (212) 912-1879

FIRST HAWAIIAN BANK


Applicable Lending Office for each Eurodollar Advance :

First Hawaiian Bank
999 Bishop Street, 11th Floor
Honolulu, Hawaii  96813


Applicable Lending Office for all other Advances:

First Hawaiian Bank
999 Bishop Street, 11th Floor
Honolulu, Hawaii  96813


Address for Notices:

First Hawaiian Bank
999 Bishop Street, 11th Floor
Honolulu, Hawaii  96813
Attention: Scott R. Nahme
Telephone: (808) 525-8781
Facsimile: (808) 525-6372

THE FUJI BANK, LIMITED


Applicable Lending Office for each Eurodollar Advance :

The Fuji Bank, Limited
New York Branch
Two World Trade Center
New York, New York  10048


Applicable Lending Office for all other Advances:

The Fuji Bank, Limited
New York Branch
Two World Trade Center
New York, New York  10048


Address for Notices:

The Fuji Bank, Limited
New York Branch
Two World Trade Center
New York, New York  10048
Attention: Chigusa Tada
Telephone: (212) 898-2067
Facsimile: (212) 912-0516

MELLON BANK, N.A.


Applicable Lending Office for each Eurodollar Advance :

Mellon Bank, N.A.
Three Mellon Bank Center, Room 305
Pittsburgh, PA  15259


Applicable Lending Office for all other Advances:

Mellon Bank, N.A.
Three Mellon Bank Center, Room 305
Pittsburgh, PA  15259


Address for Notices:

Mellon Bank, N.A.
Three Mellon Bank Center, Room 305
Pittsburgh, PA  15259
Attention: Manuel Burgueno
Telephone: (412) 234-6798
Facsimile: (412) 236-1914

THE SAKURA BANK, LIMITED


Applicable Lending Office for each Eurodollar Advance :

The Sakura Bank, Ltd
New York Branch
277 Park Avenue - 46th Floor
New York, New York  10172


Applicable Lending Office for all other Advances:

The Sakura Bank, Ltd
New York Branch
277 Park Avenue - 46th Floor
New York, New York  10172


Address for Notices:

The Sakura Bank, Ltd
New York Branch
277 Park Avenue - 46th Floor
New York, New York  10172
Attention: Takehiro Matsamoto
Telephone: (212) 756-6745
Facsimile: (212) 888-7651

SUNTRUST BANK, ATLANTA


Applicable Lending Office for each Eurodollar Advance :

SunTrust Bank, Atlanta
25 Park Place
Atlanta, Georgia  30303
Attention:  Kathy Dorsey
Telephone:  (404) 588-8375
Facsimile:  (404) 658-4905


Applicable Lending Office for all other Advances:

SunTrust Bank, Atlanta
25 Park Place
Atlanta, Georgia  30303
Attention:  Kathy Dorsey
Telephone:  (404) 588-8375
Facsimile:  (404) 658-4905


Address for Notices:

SunTrust Bank, Atlanta
711 Fifth Avenue - 16th Floor
New York, New York  10022
Attention:  Jamie McQueen
Telephone: (212) 583-2611
Facsimile: (212) 371-9386

THE SANWA BANK, LIMITED


Applicable Lending Office for each Eurodollar Advance :

The Sanwa Bank, Limited
Park Avenue Plaza
55 East 52nd Street
New York, New York  10055


Applicable Lending Office for all other Advances:

The Sanwa Bank, Limited
Park Avenue Plaza
55 East 52nd Street
New York, New York  10055


Address for Notices:

The Sanwa Bank, Limited
One Financial Center, Suite 2812
Boston, MA  02111
Attention:  Dale C. Edmunds
Telephone: (617) 654-1430
Facsimile: (617) 350-7212

                                   EXHIBIT B-1

                          FORM OF REVOLVING CREDIT NOTE


$______________.                                              _________ __, 1997
                                                              New York, New York


            FOR VALUE RECEIVED, the undersigned, CVS CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _________________________ (the "Lender") the lesser of $_________________ or the outstanding principal balance of the Lender's Revolving Credit Loans, together with interest thereon, at the rate or rates, in the amounts and at the time or times set forth in the Five Year Credit Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of __________, 1997, by and among the Borrower, the Lenders party thereto, Fleet National Bank, as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent, and The Bank of New York, as the administrative agent (in such capacity, the "Administrative Agent"), in each case at the office of the Administrative Agent located at One Wall Street, New York, New York, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States of America in immediately available funds.

            Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

            The Revolving Credit Loans evidenced by this Revolving Credit Note are prepayable in the amounts, and on the dates, set forth in the Credit Agreement. This Revolving Credit Note is one of the Revolving Credit Notes under the Credit Agreement, and is subject to, and shall be construed in accordance with, the provisions thereof, and is entitled to the benefits set forth in the Loan Documents.

            The Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Lender may attach thereto (a) the date and amount of each Revolving Credit Loan made by the Lender, (b) the character of each Revolving Credit Loan as one or more ABR Advances, one or more Eurodollar Advances, or a combination thereof, (c) the Interest Period and Eurodollar Rate applicable to each Eurodollar Advance, and (d) the date and amount of each Conversion of, and each payment or prepayment of principal of, each Revolving Credit Loan. The failure to so record or any error in so recording shall not affect the obligation of the Borrower to repay the Revolving Credit Loans, together with interest thereon, as provided in the Credit Agreement.

            Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Revolving Credit Note.

            This Revolving Credit Note is being delivered in, is intended to be performed in, shall be construed and interpreted in accordance with, and be governed by the internal laws of, the State of New York, without regard to principles of conflict of laws.

            This Revolving Credit Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 11.1 of the Credit Agreement.

                                          CVS CORPORATION


                                          By:
                                              -------------------------------

                                          Name:
                                                -----------------------------

                                          Title:
                                                 ----------------------------

                     SCHEDULE TO REVOLVING CREDIT NOTE

                      Type of                                     Amount of
                      Advance         Interest      Eurodollar    Conversion
        Amount of     (Eurodollar     Period (If    Rate (If      or Principal
        Revolving     or ABR          Eurodollar    Eurodollar    Payment or       Notation
Date    Credit Loan   Advance)        Advance)      Advance)      Prepayment       Made by
----    -----------   -----------     ----------    ----------    ------------     --------


                                   EXHIBIT B-2

                          FORM OF COMPETITIVE BID NOTE


                                                _________ __, 1997
                                                New York, New York


            FOR VALUE RECEIVED, the undersigned, CVS CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _________________________ (the "Lender") the outstanding principal balance of the Lender's Competitive Bid Loans, together with the interest due thereon, in the amounts, at the rate or rates, and at the time or times set forth in the Five Year Credit Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of __________, 1997, by and among the Borrower, the Lenders party thereto, Fleet National Bank, as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent, and The Bank of New York, as administrative agent (in such capacity, the "Administrative Agent"), in each case at the office of the Administrative Agent located at One Wall Street, New York, New York, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States of America in immediately available funds.

            Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

            This Competitive Bid Note is one of the Competitive Bid Notes under the Credit Agreement, and is subject to, and shall be construed in accordance with, the provisions thereof, and is entitled to the benefits set forth in the Loan Documents.

            The Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Lender may attach thereto (a) the date and amount of each Competitive Bid Loan made by the Lender, (b) the Competitive Interest Period and the Competitive Bid Rate applicable to each such Competitive Bid Loan, and (c) the date and amount of each payment or prepayment of principal of each Competitive Bid Loan. The failure to so record or any error in so recording shall not affect the obligation of the Borrower to repay the Competitive Bid Loans, together with interest thereon, as provided in the Credit Agreement.

            Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Competitive Bid Note.

            This Competitive Bid Note is being delivered in, is intended to be performed in, shall be construed and interpreted in accordance with, and be governed by the internal laws of, the State of New York, without regard to principles of conflict of laws.

            This Competitive Bid Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 11.1 of the Credit Agreement.

                                          CVS CORPORATION


                                          By:
                                              -------------------------------

                                          Name:
                                                -----------------------------

                                          Title:
                                                 ----------------------------

                        SCHEDULE TO COMPETITIVE BID NOTE


                                                         Amount of
         Amount of         Competitive                   Principal
         Competitive       Interest       Competitive    Payment or    Notation
Date     Bid Loan          Period         Bid Rate       Prepayment    Made by
----     -----------       -----------    -----------    ----------    --------

                                   EXHIBIT B-3

                             FORM OF SWING LINE NOTE


$50,000,000.                                                  _________ __, 1997
                                                              New York, New York


            FOR VALUE RECEIVED, the undersigned, CVS CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of THE BANK OF NEW YORK (the "Lender") the lesser of $50,000,000 or the outstanding principal balance of the Lender's Swing Line Loans, together with interest thereon, at the rate or rates, in the amounts and at the time or times set forth in the Five Year Credit Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of __________, 1997, by and among the Borrower, the Lenders party thereto, Fleet National Bank, as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent, and The Bank of New York, as administrative agent (in such capacity, the "Administrative Agent"), in each case at the office of the Administrative Agent located at One Wall Street, New York, New York, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States of America in immediately available funds.

            Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

            The Swing Line Loans evidenced by this Swing Line Note are prepayable in the amounts, and on the dates, set forth in the Credit Agreement. This Swing Line Note is the Swing Line Note under the Credit Agreement, and is subject to, and shall be construed in accordance with, the provisions thereof, and is entitled to the benefits set forth in the Loan Documents.

            The Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Lender may attach thereto (a) the date and amount of each Swing Line Loan made by the Lender, (b) the Swing Line Interest Period and Negotiated Rate applicable to each Swing Line Loan, and (c) the date and amount of each payment or prepayment of principal of each Swing Line Loan. The failure to so record or any error in so recording shall not affect the obligation of the Borrower to repay the Swing Line Loans, together with interest thereon, as provided in the Credit Agreement.

            Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Swing Line Note.

            This Swing Line Note is being delivered in, is intended to be performed in, shall be construed and interpreted in accordance with, and be governed by the internal laws of, the State of New York, without regard to principles of conflict of laws.

            This Swing Line Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 11.1 of the Credit Agreement.

                                          CVS CORPORATION


                                          By:
                                              -------------------------------

                                          Name:
                                                -----------------------------

                                          Title:
                                                 ----------------------------

                           SCHEDULE TO SWING LINE NOTE


            Amount of
            Swing                Interest         Negotiated        Notation
Date        Line Loan            Period           Rate              Made by
----        ---------            --------         ----------        --------

                                    EXHIBIT C

                            FORM OF BORROWING REQUEST


                                                      [Date]

The Bank of New York, as Administrative Agent
One Wall Street
New York, New York 10286
Attention:  ______________,
            ______________


            Re: Five Year Credit Agreement, dated as of ___________, 1997, by and among CVS Corporation, the Lenders party thereto, Fleet National Bank, as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement")


            Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

            Pursuant to Section 2.3 of the Credit Agreement, the Borrower hereby gives notice of its intention to borrow Revolving Credit Loans in the aggregate sum of $____________ on ____________, and/or a Swing Line Loan in the sum of $____________ on ____________, which borrowing shall consist of the following type or types of Advances:

Type of
Advance(s) (ABR,
Eurodollar or
Swing Line)                        Amount              Interest Period
----------------                   ------              ---------------


            The Borrower hereby certifies that on the Borrowing Date set forth above, and after giving effect to the Loans requested hereby:

            (a) The Borrower shall be in compliance with all of the terms, covenants and conditions of each Loan Document.

            (b) There shall exist no Default or Event of Default.

            (c) The representations and warranties contained in the Credit Agreement shall be true and correct, except those which are expressly specified to be made as of an earlier date.

      IN EVIDENCE of the foregoing, the undersigned has caused this Borrowing Request to be duly executed on its behalf.

                                          CVS CORPORATION


                                          By:
                                              -------------------------------

                                          Name:
                                                -----------------------------

                                          Title:
                                                 ----------------------------

                                    EXHIBIT D

                               FORM OF OPINION OF
                             COUNSEL TO THE BORROWER


      In connection with the Five Year Credit Agreement, dated as of ____________, 1997, by and among CVS Corporation, the Lenders party thereto, Fleet National Bank, as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent (the "Credit Agreement"), set forth below are the opinions to be included in the opinion letter referred to in Section 5.4 of the Credit Agreement (collectively, the "Opinions"). Capitalized terms used in the Opinions and which are not otherwise defined therein shall have the respective meanings ascribed thereto in the Credit Agreement.

Opinions:

      1. Each of the Borrower and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation (except, in the case of the Subsidiaries, where the failure to be in such good standing could not reasonably be expected to have a Material Adverse effect), has all requisite corporate power and authority to own its Property and to carry on its business as now conducted, and is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases real Property or in which the nature of its business requires it to be so qualified (except those jurisdictions where the failure to be so qualified or to be in good standing could not reasonably be expected to have a Material Adverse effect).

      2. The Borrower has full corporate power and authority to enter into, execute, deliver and perform the terms of the Loan Documents and to consummate the CVS/Revco Merger in accordance with the CVS/Revco Merger Documents, all of which have been duly authorized by all proper and necessary corporate action and are not in contravention of its Certificate of Incorporation and By-Laws. No consent or approval of, or other action by, shareholders of the Borrower, any Governmental Authority or any other Person (which has not already been obtained) is required to authorize in respect of the Borrower, or is required in connection with the execution, delivery and performance by the Borrower, of the Loan Documents or in connection with the consummation of the CVS/Revco Merger, or is required as a condition to the enforceability of the Loan Documents against the Borrower or as a condition to the CVS/Revco Merger.

      3. The Loan Documents constitute the valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable principles, whether considered in a proceeding at law or in equity, and except to the extent that indemnification obligations may be limited by federal or state securities laws or public policy relating thereto.

      4. Except as set forth on Schedule 4.4 to the Credit Agreement, to the best of my/our knowledge, there are no actions, suits, arbitration proceedings or claims (whether purportedly on behalf of the Borrower, any Subsidiary or otherwise) pending or threatened against the Borrower or any Subsidiary or any of their respective Properties, or maintained by the Borrower or any Subsidiary, at law or in equity, before any Governmental Authority which could reasonably be expected to have a Material Adverse effect. To the best of my/our knowledge, there are no proceedings pending or threatened against the Borrower or any Subsidiary (a) which call into question the validity or enforceability of, or otherwise seek to invalidate, any Loan Document or invalidate or prevent the consummation of the CVS/Revco Merger, or (b) which might, individually or in the aggregate, materially and adversely affect any of the transactions contemplated by any Loan Document or materially and adversely affect the CVS/Revco Merger.

      5. To the best of my/our knowledge, neither the Borrower nor any Subsidiary is in default under any agreement to which it is a party or by which it or any of its Property is bound the effect of which could reasonably be expected to have a Material Adverse effect. No notice to, or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Borrower of the Loan Documents or to effect the CVS/Revco Merger, except for notices and filings required in connection with the CVS/Revco Merger which have been given and made.

      6. No provision of any statute, rule, regulation, or, to the best of my/our knowledge, any existing material mortgage, material indenture, material contract, material agreement, judgment, decree or order, in each case binding on the Borrower or any Subsidiary or affecting the Property of the Borrower or any Subsidiary conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance by the Borrower of the terms of, any Loan Document or the CVS/Revco Merger. To the best of my/our knowledge, the execution, delivery or performance by the Borrower of the terms of each Loan Document and the consummation of the CVS/Revco Merger will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the Property of the Borrower or any Subsidiary pursuant to the terms of any such mortgage, indenture, contract or agreement.

      7. To the best of my/our knowledge, neither the Borrower nor any Subsidiary is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Authority which default could reasonably be expected to have a Material Adverse effect. To the best of my/our knowledge, the Borrower and each Subsidiary is complying with all applicable statutes, rules and regulations of all Governmental Authorities, a violation of which could reasonably be expected to have a Material Adverse effect. To the best of my/our knowledge, the Borrower and each Subsidiary has filed or caused to be filed with all Governmental Authorities all reports, applications, documents, instruments and information required to be filed pursuant to all applicable laws, rules, regulations and requests which, if not so filed, could reasonably be expected to have a Material Adverse effect.

      8. Neither the Borrower or any Subsidiary, nor any corporation controlling the Borrower or any Subsidiary or under common control with the Borrower or any Subsidiary, is subject to regulation under the Investment Company Act of 1940, as amended, or is subject to any statute or regulation which regulates the incurrence of Indebtedness.

      9. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. If used in accordance with
Section 2.5 of the Credit Agreement, no part of the proceeds of the Loans or the Letters of Credit will be used, directly or indirectly, for a purpose which violates the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as amended.

                                    EXHIBIT E

                               FORM OF OPINION OF
                       COUNSEL TO THE ADMINISTRATIVE AGENT


                                                ____________, 1997


TO THE LENDERS PARTY TO THE CREDIT
AGREEMENT (AS DEFINED BELOW)


      Re: Five Year Credit Agreement, dated as of ________, 1997, by and among CVS Corporation, the Lenders party thereto, Fleet National Bank, as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent (the "Agreement")


      We have acted as Special Counsel to the Administrative Agent in connection with the Agreement. Capitalized terms used herein that are not defined herein shall have the respective meanings ascribed thereto in the Agreement.

      We have examined originals or copies certified to our satisfaction of the documents required to be delivered pursuant to the provisions of Section 5 of the Agreement. In conducting such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as copies.

      Based upon the foregoing examination, and (1) assuming with your permission the accuracy of the opinion of _________________, _________ counsel to the Borrower and (2) relying with your permission upon the representations and warranties of the Borrower contained in the Agreement, we are of the opinion that all legal preconditions to the effectiveness of the Agreement have been satisfactorily met.

      This opinion is rendered solely for your benefit in connection with the transactions referred to herein and may not be relied upon by any other Person.

      We express no opinion as to laws other than the laws of the State of New York and the federal laws of the United States of America.

                                                Very truly yours,

                                    EXHIBIT F

                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT


      Assignment and Acceptance Agreement (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of ____________, by and between ____________ (the "Assignor") and ____________ (the "Assignee").

                                    RECITALS

      I. Reference is made to the Five Year Credit Agreement, dated as of ___________, 1997, by and among CVS Corporation, the Lenders party thereto, Fleet National Bank, as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

      II. The Assignor wishes to assign and delegate to the Assignee, and the Assignee wishes to purchase and assume from the Assignor, some or all of the Assignor's rights and obligations under the Loan Documents upon the terms, and subject to the conditions, contained herein.

      Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor and the Assignee hereby agree as follows:

      1. Defined Terms

            (a) Each capitalized term used herein that is not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

            (b) When used in this Agreement, each of the following capitalized terms shall have the meaning ascribed thereto unless the context hereof otherwise specifically requires:

            "Assigned Percentage": _____%.

            "Assignment Effective Date": as defined in Section 5.

            "Assignor Rights and Obligations": as of the Assignment Effective Date, the Assigned Percentage of all of the Assignor's rights and obligations under the Loan Documents, including, without limitation, such percentage of its Loans, its Commitment and its Notes.

            "Purchase Price": an amount equal to the Assigned Percentage of the aggregate unpaid principal amount of the Assignor's Loans as of the Assignment Effective Date.

      2. Assignment; Payment by Assignee

            The Assignor hereby assigns and delegates to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse or, except as otherwise specifically provided herein, representation or warranty, the Assignor Rights and Obligations. The Assignee agrees to pay to the Assignor the Purchase Price on the Assignment Effective Date.

      3. Representations and Warranties

            (a) Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

            (i) the aggregate unpaid principal amount of its Revolving Credit Loans is $___________, and such Revolving Credit Loans are composed of the following ABR Advances and Eurodollar Advances: (1) ABR Advances:
      $__________, and (2) Eurodollar Advances: (A) $__________ for [length of Interest Period], the last day of which is _______________, (B) $__________ for [length of Interest Period], the last day of which is _______________,

            (ii) the aggregate unpaid principal amount of its Swing Line Loans is $___________, and such Swing Line Loans are composed of the following:
      (A) $__________ for [length of Swing Line Interest Period], the last day of which is _______________, (B) $__________ for [length of Swing Line Interest Period], the last day of which is _______________,

            (iii) the aggregate unpaid principal amount of its Competitive Bid Loans is $_________, and such Competitive Bid Loans are composed of the following: (A) $__________ for [length of Competitive Interest Period], the last day of which is _______________, (B) $__________ for [length of Competitive Interest Period], the last day of which is _______________, and

            (iv) its Commitment Amount is $_______.

            The Assignor makes no representation or warranty with respect to the validity or enforceability of the Credit Agreement or any other Loan Document or the financial condition or creditworthiness of the Borrower.

            (b) Assignee. The Assignee hereby represents and warrants to the Assignor that (i) it is legally authorized to enter into this Agreement, (ii) it is an "accredited investor" within the meaning of Regulation D, as amended, promulgated under the Securities Act of 1933, as amended, [and] (iii) it has, independently and without reliance upon the Assignor or the Administrative Agent, and based on such documents and information as it has deemed appropriate, made its own evaluation of, and investigation into, the business, operations, Property, financial and other condition and creditworthiness of the Borrower and made its own decision to enter into this Agreement [, and (iv) it is a Lender or a subsidiary or Affiliate of a Lender].

      4. Covenants of the Assignee

            The Assignee hereby covenants and agrees that it will, independently and without reliance upon the Assignor or Administrative Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under the Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Borrower. The Assignee further agrees to provide to the Administrative Agent any forms required by Section 3.10 of the Credit Agreement and any administrative questionnaire reasonably required by the Administrative Agent.

      5. Effectiveness of this Agreement

            (a) Section 2 of this Agreement shall not become effective until such date (the "Assignment Effective Date") as all of the following conditions shall have been fulfilled:

            (i) The Administrative Agent shall have executed a copy of this Agreement and shall have received duly executed counterparts hereof by each of the Assignor, the Assignee and, if required by the Credit Agreement, the Borrower;

            (ii) The Assignor shall have delivered to the Assignee (with a copy to the Administrative Agent) a duly completed letter in the form of Annex A hereto;

            (iii) The Assignee shall have confirmed in writing to the Assignor (with a copy to the Administrative Agent) that, on or before the Assignment Effective Date, it shall have transferred (in accordance with Section 6 hereof) the Purchase Price to the Assignor. At the time of such confirmation, the Assignee shall be deemed to have remade the representations and warranties contained in Section 3(b)(i), (ii) [and]
      (iii) [, and (iv)] hereof on and as of the date of such confirmation;

            (iv) The Administrative Agent shall have received, for its own account, the assignment fee required to be paid pursuant to Section 11.7 of the Credit Agreement; and

            (v) The Administrative Agent shall have received any forms required by Section 3.10 of the Credit Agreement and any administrative questionnaire reasonably required by the Administrative Agent.

            (b) Upon the Assignment Effective Date, (i) the Administrative Agent shall record the assignment contemplated hereby, (ii) the Assignee shall be a Lender, and (iii) the Assignor, to the extent of the assignment provided for herein, shall be released from its obligations under the Loan Documents.

            (c) The Assignee hereby appoints and authorizes the Administrative Agent to take such action, on and after the Assignment Effective Date, as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

            (d) From and after the Assignment Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments with respect to amounts under the Loan Documents which accrued prior to the Assignment Effective Date, and which were paid thereafter, directly between themselves.

      6. Payment Instructions

            All payments to be made to the Assignor by the Assignee hereunder shall be made by wire transfer of immediately available funds to the Assignor at: [Wire Instructions].

      7. Notices

            All notices, requests and demands to or upon the Assignee in connection with this Agreement and the Loan Documents are to be sent or delivered to the place set forth adjacent to its name on the signature page(s) hereof.

      8. Miscellaneous

            (a) For purposes of this Agreement, all calculations and determinations with respect to the outstanding principal amount of the Assignor's Loans, the Assignor's Commitment Amount and all other similar calculations and determinations, shall be made and shall be deemed to be made as of the commencement of business on the date of such calculation or determination, as the case may be.

            (b) Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

            (c) This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all other prior arrangements and understandings among the parties hereto with respect to the subject matter hereof.

            (d) This Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.

            (e) Every provision of this Agreement is intended to be severable, and if any term or provision hereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

            (f) This Agreement shall be binding upon and inure to the benefit of the Assignor and the Assignee and their respective successors and permitted assigns, except that neither party may assign or transfer any of its rights or obligations hereunder (i) without the prior written consent of the other party, and (ii) in contravention of the Credit Agreement.

            (g) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law.

      AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be duly executed on its behalf.


                                          [NAME OF ASSIGNOR]


                                          By:
                                              -------------------------------

                                          Name:
                                                -----------------------------

                                          Title:
                                                 ----------------------------


Address for notices:                      [NAME OF ASSIGNEE]


----------------------------              By:
                                              -------------------------------

----------------------------              Name:
                                                -----------------------------

----------------------------              Title:
                                                 ----------------------------
Attention: _________

Telephone:_____________
Facsimile:_____________


Consented to and Accepted this __ day
of __________, ____

THE BANK OF NEW YORK, as Administrative Agent


By:
    -------------------------------

Name:
      -----------------------------

Title:
       ----------------------------


[Consented to this __ day
of __________, ____

CVS CORPORATION


By:
    -------------------------------

Name:
      -----------------------------

Title:                             ]
       ----------------------------

                            ANNEX A TO ASSIGNMENT AND
                              ACCEPTANCE AGREEMENT

                                 FORM OF LETTER


                                        [Assignment Effective Date]


[Name and Address of Assignee]
Attention: _______________,
           _______________


            Re: Assignment and Acceptance Agreement, dated as of _______________, by and between _______________ and
                  _______________ (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement")

Ladies and Gentlemen:

            This letter is being delivered pursuant to Section 5(a)(ii) of the Agreement. Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

            The Assignor hereby represents and warrants to the Assignee as follows:

            (i) the aggregate unpaid principal amount of its Revolving Credit Loans is $___________, and such Revolving Credit Loans are composed of the following ABR Advances and Eurodollar Advances: (1) ABR Advances:
      $__________, and (2) Eurodollar Advances: (A) $__________ for [length of Interest Period], the last day of which is _______________, (B) $__________ for [length of Interest Period], the last day of which is _______________,

            (ii) the aggregate unpaid principal amount of its Swing Line Loans is $___________, and such Swing Line Loans are composed of the following:
      (A) $__________ for [length of Swing Line Interest Period], the last day of which is _______________, (B) $__________ for [length of Swing Line Interest Period], the last day of which is _______________,

            (iii) the aggregate unpaid principal amount of its Competitive Bid Loans is $_________, and such Competitive Bid Loans are composed of the following: (A) $__________ for [length of Competitive Interest Period], the last day of which is _______________, (B) $__________ for [length of Competitive Interest Period], the last day of which is _______________,

            (iv) its Commitment Amount is $_______, and

            (v) it is the legal and beneficial owner of the Assignor Rights and Obligations free and clear of any adverse claim created by it.

                                          Very truly yours,

                                          [NAME OF ASSIGNOR]


                                          By:
                                              -------------------------------

                                          Name:
                                                -----------------------------

                                          Title:
                                                 ----------------------------

cc: [Name and title
     of Administrative Agent contact]

                                    EXHIBIT G

                         FORM OF COMPETITIVE BID REQUEST


                                                [Date]


The Bank of New York, as Administrative Agent
One Wall Street
New York, New York 10286
Attention:  ______________,
            ______________


      Re: Five Year Credit Agreement, dated as of ___________, 1997, by and among CVS Corporation, the Lenders party thereto, Fleet National Bank, as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement")


            Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

            Pursuant to Section 2.4 of the Credit Agreement, the Borrower hereby gives notice of its request to borrow Competitive Bid Loans in the aggregate sum of $____________ on ____________, which borrowing shall consist of the following:


                                   Competitive
            Amount                 Interest Period
            ------                 ---------------


            The Borrower hereby certifies that on the Borrowing Date set forth above, and after giving effect to the Competitive Bid Loans requested hereby:

            (a) The Borrower shall be in compliance with all of the terms, covenants and conditions of each Loan Document.

            (b) There shall exist no Default or Event of Default.

            (c) The representations and warranties contained in the Credit Agreement shall be true and correct, except those which are expressly specified to be made as of an earlier date.

      IN EVIDENCE of the foregoing, the undersigned has caused this Competitive Bid Request to be duly executed on its behalf.


                                        CVS CORPORATION


                                          By:
                                              -------------------------------

                                          Name:
                                                -----------------------------

                                          Title:
                                                 ----------------------------

                                    EXHIBIT H

                            FORM OF INVITATION TO BID


                                                      [Date]

To the Lenders party
from time to time to the
captioned Credit Agreement


      Re: Five Year Credit Agreement, dated as of ___________, 1997, by and among CVS Corporation, the Lenders party thereto, Fleet National Bank, as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, "Credit Agreement")


            Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

            Pursuant to a Competitive Bid Request, the Borrower gave notice of its request to borrow Competitive Bid Loans in the aggregate sum of $____________ on ____________, which borrowing would consist of the following type or types of Competitive Advances:

                                   Competitive
      Amount                       Interest Period
      ------                       ---------------


      The Lenders are hereby invited to bid, pursuant to the terms and conditions of the Credit Agreement, on such requested Competitive Bid Loans.


                                          THE BANK OF NEW YORK,
                                          as Administrative Agent


                                          By:
                                              -------------------------------

                                          Name:
                                                -----------------------------

                                          Title:
                                                 ----------------------------

                                    EXHIBIT I

                             FORM OF COMPETITIVE BID


                                                [Date]

The Bank of New York, as Administrative Agent
One Wall Street
New York, New York 10286
Attention:  _________________,
            _________________


      Re: Five Year Credit Agreement, dated as of ___________, 1997, by and among CVS Corporation, the Lenders party thereto, Fleet National Bank, as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement")


            Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

            In response to a Competitive Bid Request, the undersigned Lender hereby offers to make Competitive Loan(s) in the aggregate sum of $____________ on ____________:

                       Comptetitive
                       Interest                 Competitive
      Amount           Period                   Bid Rate
      ------           ------------             -----------

                                                [fixed rate]


                                          [LENDER]


                                          By:
                                              -------------------------------

                                          Name:
                                                -----------------------------

                                          Title:
                                                 ----------------------------

                                    EXHIBIT J

                  FORM OF COMPETITIVE BID ACCEPT/REJECT LETTER


                                                      [Date]

The Bank of New York, as Administrative Agent
One Wall Street
New York, New York 10286
Attention:  ______________,
            ______________

      Re: Five Year Credit Agreement, dated as of ___________, 1997, by and among CVS Corporation, the Lenders party thereto, Fleet National Bank, as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement")


            Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

            Pursuant to Section 2.4(d) of the Credit Agreement, the Borrower hereby gives notice of its acceptance of the following Competitive Bids:

            -------------               ---------------

            -------------               ---------------,

and its rejection of all other Competitive Bids, in each case made pursuant to the Competitive Bid Request, dated _______________.

      IN EVIDENCE of the foregoing, the undersigned has caused this Competitive Bid Accept/Reject Letter to be duly executed on its behalf.


                                          CVS CORPORATION


                                          By:
                                              -------------------------------

                                          Name:
                                                -----------------------------

                                          Title:
                                                 ----------------------------

                                    EXHIBIT K

                        FORM OF LETTER OF CREDIT REQUEST


                                                      [Date]

The Bank of New York, as Administrative Agent
One Wall Street
New York, New York 10286
Attention:  ______________,
            ______________

      Re: Five Year Credit Agreement, dated as of ___________, 1997, by and among CVS Corporation, the Lenders party thereto, Fleet National Bank, as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement")


            Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

            Pursuant to Section 2.8(b) of the Credit Agreement, the Borrower hereby gives notice of its intention to have issued by the Issuer a Letter of Credit for the account of the Borrower and for the benefit of
______________________ on ____________ in connection with
___________________________ in the maximum amount of $_______________. A drawing may be made under such Letter of Credit under the following conditions:
_______________________________________________.


            The Borrower hereby certifies that on the above requested date of issuance of such Letter of Credit, and after giving effect to the issuance of such Letter of Credit:

            (a) The Borrower shall be in compliance with all of the terms, covenants and conditions of each Loan Document.

            (b) There shall exist no Default or Event of Default.

            (c) The representations and warranties contained in the Credit Agreement shall be true and correct, except those which are expressly specified to be made as of an earlier date.

      IN EVIDENCE of the foregoing, the undersigned has caused this Letter of Credit Request to be duly executed on its behalf.


                                          CVS CORPORATION


                                          By:
                                              -------------------------------

                                          Name:
                                                -----------------------------

                                          Title:
                                                 ----------------------------

                                  SCHEDULE 4.4

                               LIST OF LITIGATION


                                      NONE

                                  SCHEDULE 8.2

                                  LIST OF LIENS


                                      NONE

                 PREVIOUSLY DELIVERED TO EACH APPLICABLE LENDER

                            CERTIFICATE OF SECRETARY

      I, Zenon P. Lankowsky, Secretary of CVS Corporation, a Delaware corporation (the "Borrower"), do hereby certify, in my capacity as Secretary of the Borrower (and not in my individual capacity) pursuant to Section 5.I of the Five Year Credit Agreement by and among the Borrower, the lenders party thereto, Fleet National Bank, as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent and The Bank of New York, as Administrative Agent dated as of May 23, 1997 (the "Credit Agreement") that:

      1. Attached hereto as Exhibit A is a true and complete copy of the Certificate of Incorporation of the Borrower as in full force and effect on the date hereof.

      2. Attached hereto as Exhibit B is a true and complete copy of the By-Laws of the Borrower as in full force and effect on the date hereof.

      3. Attached hereto as Exhibit C is a certificate of good standing of the Secretary of State of the State of Delaware with respect to the Borrower as of May 20, 1997.

      4. Attached hereto as Exhibit D is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower at a meeting duly called and held on May 27, 1997 at which meeting a quorum of said board was at all times present in person and acting. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the Board of Directors of the Borrower or any committee thereof relating to the Credit Agreement, the CVS/Revco Merger and the transactions referred to in such resolutions.

      5. The following persons are duly qualified and acting officers of the Borrower duly elected or appointed to the offices set forth opposite their respective names, and each such person who, as an officer of the Borrower, signed (i) the Credit Agreement, (ii) the Notes and (iii) any other document delivered prior hereto or on the date hereof in connection with the borrowings under the Credit Agreement, was duly elected or appointed, qualified and acting as such officer at the respective times of such signing and delivery, and the signatures of such persons appearing on such documents are their genuine signatures.

             Name                                      Office
------------------------------------    ---------------------------------------

Stanley P. Goldstein                    Chairman and Chief Executive Officer

Thomas M. Ryan                          Vice Chairman and Chief Operating
                                        Officer

Charles C. Conaway                      Executive Vice President and Chief
                                        Financial Officer

Philip C. Galbo                         Vice President and Treasurer

Terms used in this Certificate and not defined have the meanings assigned to them in the Credit Agreement.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Borrower.


May 30, 1997


                                        /s/ Zenon P. Lankowsky
                                        ------------------------------
                                        Name: Zenon P. Lankowsky
                                        Title: Secretary

                               State of Delaware

                        Office of the Secretary of State         PAGE 1


      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "CVS CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF AUGUST, A.D. 1996, AT 4 O'CLOCK P.M.


                                  [seal]     -----------------------------------
                                             Edward J. Freel, Secretary of State

2656078 B100                                 AUTHENTICATION: B474574
971164349
                                                       DATE: 5-20-97

                                                         STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 04:00 PM 08/22/1996
                                                      960245972 - 2656079

                          CERTIFICATE OF INCORPORATION

                                       OF

                                CVS CORPORATION

                                   - - - - -

            FIRST: The name of the Corporation is CVS Corporation.

            SECOND: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

            THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended ("Delaware Law").

            FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 100, and the par value of each such share is $1.00, amounting in the aggregate to $100.

            FIFTH: The name and mailing address of the incorporator are:


            Name                   Mailing Address
            ----                   ---------------

            Carol F. Crossdale     450 Lexington Avenue
                                   New York, New York 10017

The power of the incorporator as such shall terminate upon the filing of this Certificate of Incorporation.

            SIXTH: The names and mailing addresses of the persons who are to serve as directors until the first annual meeting of stockholders or until their successors are elected and qualified are:

            Name                   Mailing Address
            ----                   ---------------

            Stanley Goldstein      One CVS Drive
                                   Woonsocket, RI 02895

            Thomas Ryan            One CVS Drive
                                   Woonsocket, RI 02895

            SEVENTH: The Board of Directors shall have the power to adopt, amend or repeal the bylaws of the Corporation.

            EIGHTH: Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.

            NINTH: (1) A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Delaware Law.

            (2)(a) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware Law. The right to indemnification conferred in this ARTICLE NINTH shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by Delaware law. The right to indemnification conferred in this ARTICLE NINTH shall be a contract right.

            (b) The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware Law.

            (3) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under Delaware Law.

            (4) The rights and authority conferred in this ARTICLE NINTH shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

            (5) Neither the amendment nor repeal of this ARTICLE NINTH, nor the adoption of any provision of this Certificate of Incorporation or the bylaws of the

Corporation, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall eliminate or reduce the effect of this ARTICLE NINTH in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification.

            TENTH: The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by Delaware Law and, with the sole exception of those rights and powers conferred under the above ARTICLE NINTH, all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

            IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of August, 1996.


                                        /s/ Carol F. Crossdale
                                        ---------------------------
                                        Carol F. Crossdale

                               State of Delaware

                        Office of the Secretary of State         PAGE 1


      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "CVS CORPORATION", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF NOVEMBER, A.D. 1996, AT 12:30 O'CLOCK P.M.


                                  [seal]     -----------------------------------
                                             Edward J. Freel, Secretary of State

2656078 B100                                 AUTHENTICATION: B74575
971164349
                                                       DATE: 5-20-97

   STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:30 PM 11/15/1996
960333880 - 2656079

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                                CVS CORPORATION

      CVS Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

      1. The name of the Corporation is "CVS Corporation" and the name under which the Corporation was originally formed is "CVS Corporation." The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 2, 1996.

      2. This Amended and Restated Certificate of Incorporation (this "Restated Certificate") has been duly adopted by the Board of Directors of the Corporation in accordance with Sections 241 and 245 of the General Corporation Law of the State of Delaware.

      3. Pursuant to Sections 241 and 245 of the General Corporation Law of the State of Delaware, this Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of the Corporation.

      4. The text of the Certificate of Incorporation as heretofore amended is hereby restated and further amended to read in its entirety as hereinafter set forth:

      FIRST: The name of the Corporation is "CVS Corporation".

      SECOND: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

      THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended ("Delaware Law").

      FOURTH: The authorized capital stock of the corporation consists of (i) 300,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"),
(ii)

120,619 shares of Cumulative Preferred Stock, par value $.01 per share ("Preferred Stock"), and (iii) 50,000,000 shares of Preference Stock, par value $1 per share ("Preference Stock").

      All the designations, preferences, privileges and voting powers of the shares of each class, and the restrictions or qualifications thereof, shall be as follows:

I. Provisions Generally Applicable to Capital Stock

      I.A. Voting Rights of Common Stock

      Each holder of Common Stock shall be entitled to one vote for each share thereof held of record by such holder.

      I.B. Ranking of Capital Stock

      The Preferred Stock shall be senior to the Preference Stock and the Common Stock, and the Preference Stock and the Common Stock shall be subject to all the rights and preferences of the Preferred Stock as hereafter set forth. The Preference Stock shall be senior to the Common Stock, and the Common Stock shall be subject to all the rights and preferences of the Preference Stock as hereafter set forth.

      I.C. No Preemptive Rights

      No stockholder of the Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or series whatsoever, any rights or options to purchase stock of any class or series whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

      I.D. Fractional Interests

      In case any person shall become entitled to a fractional interest in a share of Preferred Stock, of Preference Stock or of Common Stock, the Corporation may deliver a scrip certificate representing such fractional interest, which together with other similar scrip certificates aggregating a whole share, may be surrendered in exchange for a stock certificate representing one full share of Preferred Stock, Preference Stock or Common Stock as the case may be; provided, however, that the rights of the holders of such scrip certificates shall be subject to any conditions and limitations prescribed by the Board of Directors, which may include a provision that after a specified date the scrip certificate shall become absolutely void.

II. Preferred Stock

     II.A. Provisions Generally Applicable to Preferred Stock

           II.A.(i) The Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such designations, preferences, privileges, and voting powers, and the restrictions or qualifications thereof, as are stated and expressed herein or in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereafter provided.

           II.A.(ii) Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Certificate and Delaware Law, to authorize the issue of one or more series of Preferred Stock and with respect to each such series to fix by resolution or resolutions providing for the issue of such series:

                 (1) The number of shares of Preferred Stock which shall comprise such series and the distinctive designation thereof;

                 (2) The dividend rate on the shares of such series (not exceeding $6 a share per annum) and the date or dates from which dividends shall accumulate;

                 (3) Whether or not the shares of such series shall be subject to purchase and to redemption and the amount of premium, if any (not exceeding $7 a share), which the holders of shares of such series shall be entitled to receive over and above $100 a share and any accrued dividends thereon upon the redemption thereof or upon the voluntary liquidation, dissolution or winding up of the Corporation;

                 (4) Whether or not the shares of such series shall be subject to the operation of a sinking fund to be applied to the purchase or redemption of the shares of such series for retirement and, if such sinking fund be established, the terms and provisions relative to the operation thereof;

                 (5) Whether or not the shares of such series shall be made convertible into or exchangeable for any other class or classes or for any other series of the same class of stock of the Corporation and, if made so convertible or exchangeable, the conversion price or prices or rates of exchange at which such conversion or exchange may be made and the method, if any, of adjusting the same;

                 (6) The restrictions, if any, on the payment of dividends upon, and the making of distributions to, any class of stock ranking junior to the shares of Preferred Stock, and the restrictions, if any, on the purchase or redemption of the shares of any such junior class; and

                 (7) The voting rights, if any, of the shares of such series other than those voting rights provided for in Section II.A. (viii) of this Article Fourth.

      II.A.(iii) All shares of any one series of Preferred Stock shall be identical with each other in all respects except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall accumulate; and all series shall rank equally and be identical in all respects except as permitted in the foregoing provisions of Section II.A.(ii) of this Article Fourth.

      II.A.(iv) The holders of shares of Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors, dividends payable in cash in, but not exceeding, the amount fixed for such series. Such dividends shall be cumulative, so that if dividends on all outstanding Preferred Stock of each series in the amount fixed therefor shall not have been paid or declared and set apart for payment for all past dividend periods, and for the dividend period current at the time, the deficiency shall be fully paid, or dividends equal thereto declared and set apart for payment, but without interest thereon, before any dividends on any class of stock of the Corporation junior to the Preferred Stock shall be paid or declared and set apart for payment.

      Dividends shall not be declared or paid on the Preferred Stock of any one series for any dividend period unless dividends have been or are contemporaneously paid or declared and set apart for payment on the Preferred Stock of all series of the dividend periods terminating on the same and all earlier dates.

      Any dividend paid in an amount less than full cumulative dividends accrued or in arrears on all Preferred Stock then outstanding shall be divided between the outstanding Preferred Stock in proportion to the amounts which would be distributable per share to the Preferred Stock if full cumulative dividends were declared and paid thereon.

      After full cumulative dividends as aforesaid upon the Preferred Stock of all series then outstanding shall have been paid for all past dividend periods, and full dividends on the Preferred Stock then outstanding for the current dividend period shall have been declared and paid or set apart for payment, and after complying with all the provisions with respect to any sinking fund or funds for any one or more series of Preferred Stock, then, and not otherwise, dividends may be declared and paid upon any class of stock of the Corporation junior to the Preferred Stock.

      II.A.(v) In the event of any liquidation, dissolution or winding up of the Corporation the Preferred Stock shall be preferred as to assets as well as dividends and upon any such dissolution, liquidation or winding up, the holders of the Preferred Stock of each series shall be entitled to receive and be paid for each share thereof out of the assets of the Corporation (whether capital or surplus) $100, together with an amount equal to the accrued and unpaid dividends thereon computed to the date of payment, plus a premium of such additional amount per share as shall have been fixed for such series in the event the dissolution, liquidation or winding up is voluntary, before any distribution of the assets shall be made to the holders of any class of stock of the Corporation junior to the Preferred Stock. All assets remaining after such distribution to the Preferred Stock shall then be distributed exclusively among the holders of any class or classes of stock of the Corporation junior to the Preferred Stock. If, upon any such dissolution, liquidation or winding up, the assets of the Corporation distributable among the holders of Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets or the proceeds thereof shall be distributed ratably among the holders of Preferred Stock then outstanding until there shall have been paid in full and in order, first, the sum of $100 in respect of each share; second, an amount ratably in proportion to the amounts to which they are respectively entitled by reason of accrued and unpaid dividends computed to the date of distribution; and third, the balance ratably in proportion to the amounts to which they are respectively entitled by way of premium.

      II.A.(vi) The Corporation, at its option to be exercised by its Board of Directors, may redeem the whole or any part of any series of Preferred Stock which by its terms is subject to redemption, at the time or times provided in the terms of such series, at a redemption price per share for each series thereof, equal to: $100 plus a premium, if any, of such additional amount as shall have been fixed as payable in case of redemption in respect of each share of such series and an amount equal to any accrued and unpaid dividends thereon computed to the date of redemption. If at any time less than all of the Preferred Stock then outstanding and subject to redemption shall be called for redemption, the Board of Directors may select the series of such Preferred Stock to be redeemed and if less than all the Preferred Stock of any series is to be called for redemption, the shares to be redeemed may be selected by lot or by such other equitable method as the Board of Directors in its discretion may determine. Notice of every such redemption, stating the redemption date, the redemption price, and the place of payment thereof, shall be given by mailing a copy of such notice at least thirty (30) days and not more than sixty (60) days prior to the date fixed for redemption to the holders of record of the Preferred Stock to be redeemed at their respective addresses as the same appear on the books of the Corporation. A similar notice shall be published at least once in a daily newspaper printed in the English language and published and of general circulation in the Borough of Manhattan, the City of New York. At any time after notice of redemption has been given in the manner prescribed by the Board of Directors to the holders of stock so to be redeemed the Corporation may deposit with a bank or trust company having capital, surplus and undivided profits of at least $5,000,000 named in such notice, the redemption price, in trust, for payment on or before the date fixed for redemption, as aforesaid, to the respective orders of the holders of the shares so to be redeemed, on such endorsement to the Corporation or its nominee or otherwise, as may be required, and upon surrender of the certificates for such shares. Upon the deposit of the said redemption price as aforesaid, or, if no such deposit is made, upon the said redemption date (unless the Corporation shall default in making payment of the redemption price as set forth in such notice), such holders shall cease to be stockholders with respect to the said shares, and from and after the making of the said deposit, or, if no such deposit is made, after the redemption date (the Corporation not having defaulted in making payment of the redemption price as set forth in such notice), the said shares shall not longer be transferable on the books of the Corporation, and the said holders shall have no interest in or claim against the Corporation with respect to the said shares but shall be entitled only to such conversion rights (if any) on or before the date fixed for redemption as may be provided with respect to such shares or to receive payment of the redemption price without interest thereon, upon endorsement, provided, that any funds so deposited by the Corporation and unclaimed at the end of one year from the date fixed for such redemption shall be repaid to the Corporation upon its request, after which repayment the holders of such shares so called for redemption shall look only to the Corporation for the payment of the redemption price thereof. Any funds so deposited, which shall not be required for such redemption because of the exercise of any right of conversion or otherwise subsequently to the date of such deposit, shall be returned to the Corporation forthwith. Any interest accrued on any funds so deposited shall belong to the Corporation and shall be paid to it from time to time.

      In order to facilitate the redemption of any shares of Preferred Stock, the Board of Directors is authorized to cause the transfer books of the Corporation to be closed as to the shares to be redeemed.

      The Corporation shall have the right, provided full cumulative dividends on the Preferred Stock shall have been paid for past dividend periods and the Corporation shall not then be in default as to any payment required for any sinking fund created with respect to any series of Preferred Stock, to purchase Preferred Stock of any series which is subject to purchase by the terms of such series, at prices not in excess of the then redemption price thererof, either for the purpose of redemption or retirement or to be held, used and disposed of as treasury shares.

      II.A.(vii) If at any time the Corporation shall have failed to pay dividends in full on the Preferred Stock, thereafter and until dividends in full, including all accrued and unpaid dividends, on Preferred Stock outstanding shall have been paid, or declared and set aside for payment, the Corporation shall not redeem any Preferred Stock except as a whole and shall not purchase any Preferred Stock except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of the Preferred Stock upon the same terms as to any series, and shall not purchase or redeem any other shares of any class ranking on a parity with or junior to the Preferred Stock as to dividends or as to assets.

      II.A.(viii) Special Voting Rights of Preferred Stock.

      (1) The Corporation shall not, without the affirmative vote at a meeting, or the written consent with or without a meeting, of the holders of at least two-thirds of the then outstanding Preferred Stock of all series;

            (a) Change the express terms and provisions applicable to all series of the Preferred Stock in any material respect prejudicial to the holders thereof; or

            (b) Create any class of stock which shall be preferred as to dividends or as to assets over the Preferred Stock.

      (2) The Corporation shall not, without the affirmative vote at a meeting, or the written consent with or without a meeting, of the holders of at least two-thirds of the outstanding Preferred Stock of any particular series, change the express terms of the special provisions fur such series as provided in this Certificate or in the resolution or resolutions of the Board of Directors providing for the issue of such series in any material respect prejudicial to the holders of shares of such series.

      (3) The Corporation shall not without the affirmative vote at a meeting, or the written consent with or without a meeting, of the holders of at least a majority of the then outstanding Preferred Stock of all series, increase the authorized number of shares of Preferred Stock or create any class of stock which shall rank on a parity with the Preferred Stock as to dividends or as to assets.

      (4) If the Corporation shall have failed to pay dividends upon the Preferred Stock in an aggregate amount equal to four full quarterly dividends on any series of the Preferred Stock at the time outstanding, the holders of Preferred Stock shall have the right, voting separately as a class at the annual meeting of stockholders, to elect one-third (or the nearest number thereto) of the members of the Board of Directors of the Corporation until such time as all dividends accumulated on the Preferred Stock shall have been paid in full; and upon such payment in full of all dividends accumulated on the Preferred Stock, such special voting rights of holders thereof shall cease, subject to re-vesting in the event of each and every subsequent default of the character above mentioned.

III. Preference Stock

      III.A. Provisions Generally Applicable to Preference Stock

      III.A.(i) The Preference Stock may be issued from time to time by the Board of directors as shares of one or more series. Subject to the provisions hereof and the limitations prescribed by law, the Board of Directors is expressly authorized, prior to issuance, by adopting resolutions providing for the issuance of shares of any particular series and, if and to the extent from time to time required by law, by filing a certificate pursuant to the Delaware Law (or other laws hereafter in effect relating to the same or substantially similar subject matter), to establish the number of shares to be included in each such series and to fix the designations, relative rights, preferences and limitations of the shares of each such series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

      (1) the distinctive serial designation of such series and the number of shares constituting such series (provided that the aggregate number of shares constituting all series of Preference Stock shall not exceed 50,000,000);

      (2) the dividend rate, or basis for determining such rate, if any, on shares of such series, whether dividends shall be cumulative and, if so, from which date or dates;

      (3) whether the shares of each series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

      (4) the obligation, if any, of the Corporation to retire shares of such series pursuant to a sinking fund;

      (5) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or any other series of the same class of stock and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

      (6) whether the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

      (7) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

      (8) the restrictions, if any, on the payment of dividends upon, and the making of distributions to, any class of stock ranking junior to the shares of Preference Stock, and the restrictions, if any, on the purchase or redemption of the shares of any such junior class; and

      (9) any other designations, relative rights, preferences and limitations of such series.

      III.B. Series One ESOP Convertible Preference Stock

      The number of shares, the designation, the relative rights, the preferences and the limitations of the Series One ESOP Convertible Preference Stock of the Corporation are as follows:

      III.B.(i) Designation and Amount; Special Purpose Restricted Transfer
Issue

      (1) The shares of this series of Preference Stock shall be designated as Series One ESOP Convertible Preference Stock ("Series One Preference Stock") and the number of shares constituting such series shall be 6,688,494.

      (2) Shares of Series One Preference Stock shall be issued only to a trustee acting on behalf of an employee stock ownership plan or other employee benefit plan of the Corporation. In the event of any transfer of shares of Series One Preference Stock to any person other than (a) the issuance of Series One Preference Stock to any such plan trustee or (b) a distribution of Series One Preference Stock by any such plan trustee to a participant in any such plan in satisfaction of the distribution requirements of any such plan or any investment elections provided to participants pursuant to any such plan, the shares of Series One Preference Stock so transferred, upon such transfer and without any further action by the Corporation or the holder, shall be automatically converted into shares of Common Stock on the terms otherwise provided for the conversion of shares of Series One Preference Stock into shares of Common Stock pursuant to Section III.B.(v) hereof and no such transferee shall have any of the voting powers, preferences and relative, participating, optional or special rights ascribed to shares of Series One Preference Stock hereunder but, rather, only the powers and rights pertaining to the Common Stock into which such shares of Series One Preference Stock shall be so converted. Certificates representing shares of Series One Preference Stock shall be legended to reflect such restrictions on transfer. Notwithstanding the foregoing provisions of this Section III.B.(i)(2), shares of Series One Preference Stock
(a) may be converted into shares of Common Stock as provided by Section III.B.(v) hereof and the shares of Common Stock issued upon such conversion may be transferred by the holder thereof as permitted by law and (b) shall be redeemable by the Corporation upon the terms and conditions provided by Sections III.B.(vi), (vii) and (viii) hereof.

      III.B.(ii) Dividends and Distributions

      (1) Subject to the provisions of adjustment hereinafter set forth, the holders of shares of Series One Preference Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, cash dividends ("Preference Dividends") in an amount per share equal to the greater of (a) the sum of the aggregate amounts of regular cash dividends paid during the periods ending on December 31, 1989, October 31, 1990, October 31, 1991, October 31, 1992 and December 31, 1993 in each year thereafter (each a "Dividend Payment Date") on the number of shares of Common Stock into which one share of Series One Preference Stock could be converted pursuant to
Section III.B.(v) hereof, calculated on the basis of the Conversion Price (as defined in Section III.B.(v) hereof and as adjusted from time to time pursuant to Section III.B.(ix) hereof) in effect on each record date for any such regular quarterly cash dividends on Common Stock paid during such one year period, and
(b) $3.90 per share per annum, and no more; provided that the first dividend on the Series One Preference Stock shall be $3.63. For purposes of this Section III.B.(ii)(1), "regular cash dividends" on the Common Stock shall mean any cash dividends on the Common Stock which are not "Extraordinary Distributions" as defined in Section III.B.(ix)(7). Preference Dividends shall be payable annually, on each Dividend Payment Date, commencing on the Dividend Payment Date in 1989, to holders of record at the start of business on such Dividend Payment Date. Preference Dividends shall begin to accrue on outstanding shares of Series One Preference Stock from the date of issuance of such shares of Series One Preference Stock. The amount of Preference Dividends accrued as of any date on each share of Series One Preference Stock shall be equal to the greater of (x) the sum of the aggregate amounts of regular cash dividends paid during the period beginning on the most current previous Dividend Payment Date and ending on the date as of which accrual is being determined on the number of shares of Common Stock into which one share of Series One Preference Stock could be converted pursuant to Section III.B.(v) hereof, calculated as provided in clause
(a) above, and (y) $3.90 per annum accrued on a daily basis (whether or not the Corporation shall have surplus at the time) for the period beginning on the most recent previous Dividend Payment Date and ending on the date as of which accrual is being determined, computed for any period less than a full annual period between Dividend Payment Dates on the basis of a 360 day year of 30 day months; provided that a total dividend payment of $3.63 per share shall accrue for the period from the date of issuance of the Series One Preference Stock until December 31, 1989. Accumulated but unpaid Preference Dividends shall cumulate as of the Dividend Payment Date on which they first become payable, but no interest shall accrue on accumulated but unpaid Preference Dividends.

      (2) So long as any Series One Preference Stock shall be outstanding, no dividend shall be declared or paid or set apart for payment on any other series of stock ranking on a parity with the Series One Preference Stock as to dividends, unless there shall also be or have been declared and paid or set apart for payment on the Series One Preference Stock, like dividends for all dividend payment periods of the Series One Preference Stock ending on or before the dividend payment date of such parity stock, ratably in proportion to the respective amounts of dividends accumulated and unpaid through such dividend payment period on the Series One Preference Stock and accumulated and unpaid or payable on such parity stock through the dividend payment period on such parity stock next preceding such dividend payment date. In the event that full cumulative dividends on the Series One Preference Stock have not been declared and paid or set apart for payment when due, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption or other retirement of any other class of stock or series thereof of the Corporation ranking, as to dividends or as to distributions in the event of a liquidation, dissolution or winding-up of the Corporation, junior to the Series One Preference Stock until full cumulative dividends on the Series One Preference Stock shall have been paid or declared and provided for, provided, however, that the foregoing shall not apply to (a) any dividend payable solely in any shares of any stock ranking, as to dividends or as to distributions in the event of a liquidation, dissolution or winding-up of the Corporation, junior to the Series One Preference Stock, or (b) the acquisition of shares of any stock ranking, as to dividends or as to distributions in the event of a liquidation, dissolution or winding-up of the Corporation, junior to the Series One Preference Stock either (x) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted or (y) in exchange solely for shares of any other stock ranking junior to the Series One Preference Stock.

III.B.(iii) Voting Rights

      The holders of shares of Series One Preference Stock shall have the following voting rights:

      (1) The holders of Series One Preference Stock shall be entitled to vote on all matters submitted to a vote of the holders of Common Stock of the Corporation, voting together with the holders of Common Stock as one class. Each share of the Series One Preference Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Series One Preference Stock could be converted on the record date for determining the stockholders entitled to vote, rounded to the nearest one-tenth of a vote; it being understood that whenever the "Conversion Price" (as defined in Section III.B.(v) hereof) is adjusted as provided in Section III.B.(ix) hereof, the voting rights of the Series One Preference Stock shall also be similarly adjusted.

      (2) Except as otherwise required by law or set forth herein, holders of Series One Preference Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action; provided, however, that the vote of at least 66 2/3% of the outstanding shares of Series One Preference Stock, voting separately as a series, shall be necessary to adopt any alteration, amendment or repeal of any provision of the Certificate of Incorporation of the Corporation, as amended (including any such alteration, amendment or repeal effected by any merger or consolidation in which the Corporation is the surviving or resulting corporation), if such amendment, alteration or repeal would alter or change the powers, preferences or special rights of the shares of Series One Preference Stock so as to affect them adversely. The authorization or issuance of additional Common Stock, Preference Stock or Preferred Stock shall be deemed not to affect the powers, preferences and special rights of the Series One Preference Stock adversely for purposes of the preceding sentence.

III.B.(iv) Liquidation, Dissolution or Winding Up

      (1) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Series One Preference Stock shall be entitled to receive out of assets of the Corporation which remain after satisfaction in full of all valid claims of creditors of the Corporation and which are available for payment to stockholders and subject to the rights of the holders of any stock of the Corporation ranking senior to or on a parity with the Series One Preference Stock in respect of distributions upon liquidation, dissolution or winding up of the Corporation, before any amount shall be paid or distributed among the holders of Common Stock or any other shares ranking junior to the Series One Preference Stock in respect of distributions upon liquidation, dissolution or winding up of the Corporation, liquidating distributions in the amount of $53.45 per share, plus an amount equal to all accrued and unpaid dividends thereon to the date fixed for distribution, and no more. If upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series One Preference Stock and any other stock ranking as to any such distribution on a parity with the Series One Preference Stock are not paid in full, the holders of the Series One Preference Stock and such other stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount to which they are entitled as provided by the foregoing provisions of Section III.B.(iv)(1), the holders of shares of Series One Preference Stock shall not be entitled to any further right or claim to any of the remaining assets of the Corporation.

      (2) Neither the merger or consolidation of the Corporation with or into any other corporation, nor the merger or consolidation of any other corporation with or into the Corporation, nor the sale, transfer or lease of all or any portion of the assets of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the affairs of the Corporation for purposes of this
Section III.B.(iv), but the holders of Series One Preference Stock shall nevertheless be entitled in the event of any such merger or consolidation to the rights provided by Section III.B.(viii) hereof.

      (3) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to holders of Series One Preference Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than twenty (20) days prior to any payment date stated therein, to the holders of Series One Preference Stock, at the address shown on the books of the Corporation or any transfer agent for the Series One Preference Stock.

      III.B.(v) Conversion into Common Stock

      (1) A holder of shares of Series One Preference Stock shall be entitled, at any time prior to the close of business on the date fixed for redemption of such shares pursuant to Sections III.B.(vi), (vii) or (viii) hereof, to cause any or all of such shares to be converted into shares of Common Stock, initially at a conversion rate equal to the ratio of $53.45 to the amount which initially shall be $53.45 and which shall be adjusted as hereinafter provided (and, as so adjusted, is hereinafter sometimes referred to as the "Conversion Price") (that is, a conversion rate initially equivalent to one share of Common Stock for each share of Series One Preference Stock so converted but that is subject to adjustment as the Conversion Price is adjusted as hereinafter provided.)

      (2) Any holder of shares of Series One Preference Stock desiring to convert such shares into shares of Common Stock shall surrender the certificate or certificates representing the shares of Series One Preference Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or the offices of the transfer agent for the Series One Preference Stock or such office or offices in the continental United States of an agent for conversion as may from time to time be designated by notice to the holders of the Series One Preference Stock by the Corporation or the transfer agent for the Series One Preference Stock, accompanied by written notice of conversion. Such notice of conversion shall specify (a) the number of shares of Series One Preference Stock to be converted and the name or names in which such holder wishes the certificate or certificates for Common Stock and for any shares of Series One Preference Stock not to be so converted to be issued, and (b) the address to which such holder wishes delivery to be made of such new certificates to be issued upon such conversion.

      (3) Upon surrender of a certificate representing a share or shares of Series One Preference Stock for conversion, the Corporation shall prepare and send by hand delivery (with receipt to be acknowledged) or by first class mail, postage prepaid, to the holder thereof or to such holder's designee, at the address designated by such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion. In the event that there shall have been surrendered a certificate or certificates representing shares of Series One Preference Stock, only part of which are to be converted, the Corporation shall issue and deliver to such holder or such holder's designee a new certificate or certificates representing the number of shares of Series One Preference Stock which shall not have been converted.

      (4) The conversion into Common Stock of shares of Series One Preference Stock at the option of the holder thereof shall be effective as of the earlier of (a) the delivery to such holder or such holder's designee of the certificates representing the shares of Common Stock deliverable upon conversion thereof or
(b) the commencement of business on the second business day after the surrender of the certificate or certificates for the shares of Series One Preference Stock to be converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) as provided by this
Section III.B.(v). On and after the effective day of conversion, the person or persons entitled to receive the Common Stock deliverable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock, but no allowance or adjustment shall be made in respect of dividends payable to holders of Common Stock in respect of any period prior to such effective date. The Corporation shall not be obligated to pay any dividends which shall have been declared and shall be payable to holders of shares of Series One Preference Stock on a Dividend Payment Date if such Dividend Payment Date for such dividend shall coincide with or be on or subsequent to the effective date of conversion of such shares.

      (5) The Corporation shall not be obligated to deliver to holders of Series One Preference Stock any fractional share or shares of Common Stock deliverable upon any conversion of such shares of Series One Preference Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

      (6) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, or out of Common Stock held in its treasury, solely for delivery upon the conversion of shares of Series One Preference Stock as herein provided, free from any preemptive rights, such number of shares of Common Stock as shall from time to time be deliverable upon the conversion of all the shares of Series One Preference Stock then outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration or qualification of the Common Stock, in order to enable the Corporation lawfully to deliver to each holder of record of Series One Preference Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series One Preference Stock then outstanding and convertible into shares of Common Stock.

       III.B.(vi) Redemption At the Option of the Corporation

      (1) The Series One Preference Stock shall be redeemable, in whole or in part, at the option of the Corporation at any time at the following redemption prices per share, except that no such redemption at the option of the Corporation may be made prior to June 23, 1991 unless the Fair Market Value of the Common Stock as of the date on which notice of redemption is first mailed pursuant to Section III.B.(vi)(2) below shall be at least 130% of the then current Conversion Price. The Fair Market Value of the Common Stock shall be determined as provided in Section III.B.(ix)(7), except that for purposes of this Section III.B.(vi)(1) the Adjustment Period used in calculating such Fair Market Value shall be deemed to be the twenty (20) consecutive trading days ending upon but excluding the date on which notice of redemption is first mailed:

                  During the Twelve-Month
                  Period Beginning June 23       Price Per Share
                  -----------------------       ---------------
                         1989                     $57.35
                         1990                     $56.96
                         1991                     $56.57
                         1992                     $56.18
                         1993                     $55.79
                         1994                     $55.40
                         1995                     $55.01
                         1996                     $54.62
                         1997                     $54.23
                         1998                     $53.84


and thereafter at $53.45 per share, plus, in each case, an amount equal to all accrued and unpaid dividends thereon to the date fixed for redemption. Payment of the redemption price shall be made by the Corporation in cash or shares of Common Stock or a combination thereof, as permitted by Section III.B.(vi)(4). From and after the date fixed for redemption, dividends on Series One Preference Stock called for redemption will cease to accrue, such shares will no longer be deemed to be outstanding and all rights in respect of such shares of the Corporation shall cease, except the right to receive the redemption price. If less than all of the outstanding shares of Series One Preference Stock are to be redeemed, the Corporation shall either redeem a portion of the shares of each holder determined pro rata based on the number of shares held by each holder or shall select the shares to be redeemed by lot, as may be determined by the Board of Directors of the Corporation.

      (2) Unless otherwise required by law, notice of redemption will be sent to the holders of Series One Preference Stock at the address shown on the books of the Corporation or any transfer agent for the Series One Preference Stock by first class mail, postage prepaid, mailed not less than twenty (20) days nor more than sixty (60) days prior to the redemption date. Each such notice shall state: (a) the redemption date; (b) the total number of shares of the Series One Preference Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (c) the redemption price and the form of payment thereof; (d) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date; and (f) the conversion rights of the shares to be redeemed, the period within which conversion rights may be exercised, and the Conversion Price and number of shares of Common Stock issuable upon conversion of a share of the Series One Preference Stock at the time. Upon surrender of the certificates for any shares so called for redemption and not previously converted (properly endorsed or assigned for transfer if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation on the date fixed for redemption and at the redemption price set forth in this Section III.B.(vi).

      (3) Notwithstanding anything to the contrary contained in Section III.B.(vi)(1), the Corporation may from time to time, in its sole discretion, elect to redeem, upon notice as required in Section III.B.(vi)(2), all or part of the shares of Series One Preference Stock at a price equal to the amount payable in respect of such shares upon liquidation of the Corporation pursuant to Section III.B.(iv) hereof (except that any redemption pursuant to clause (d) below shall be at a price equal to the price payable upon redemption at the option of the Corporation pursuant to Section III.B.(vi)(1) plus all accrued and unpaid dividends to the date fixed for redemption) upon any of the following:

      (a) In the event of a change in the federal tax law of the United States of America which has the effect of precluding the Corporation from claiming any of the tax deductions for dividends paid on the Series One Preference Stock when such dividends are used as provided under Section 404(k)(2) of the Internal Revenue code of 1986, as amended (the "Code") and in effect on the date the shares of Series One Preference Stock are initially issued; provided that notice of any redemption pursuant to this clause (a) shall be given not more than 90 days following the later of the effectiveness or the adoption of any such change in the federal tax law of the United States of America; or

      (b) In the event of a determination by the Internal Revenue Service that the Melville Corporation and Subsidiaries Employee Stock Ownership Plan, dated as of January 1, 1989, as amended, or any successor plan ("the Plan"), as the same may be amended, is not qualified within the meaning of
      Section 401(a) or is not an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code; or

      (c) If the exclusion of interest received by any lender on any borrowings by the trustee of the Plan from the lender's income pursuant to Section 133 or any successor provision of the Code is reduced to a percentage amount less than fifty percent (50%); provided that notice of any redemption pursuant to this clause (c) shall be given not more than 90 days following the later of the effectiveness or the adoption of any such reduction; or

      (d) If the Corporation terminates the Plan or terminates future contributions to the Plan; or

      (e) If any shares of Series One Preference Stock are transferred to a participant in the Plan, but only any such shares so transferred may be redeemed pursuant to this clause (e); or

      (f) In the event and to the extent that redemption of Series One Preference Stock is necessary or appropriate to provide for satisfaction of any investment election provided to participants in accordance with the Plan; or

      (g) In the event and to the extent that redemption of Series One Preference Stock is necessary or appropriate to provide for distributions to be made to participants under the Plan.

      (4) the Corporation, at its option, may make payment of the redemption price required upon redemption of shares of Series One Preference Stock pursuant to Section III.B.(vi)(1) above or clauses (a) through (f) of Section III.B.(vi)(3) above in cash or in shares of Common Stock, or in a combination of such shares and cash. The Corporation shall make payment of the redemption price required upon redemption of shares of Series One Preference Stock pursuant to clause (g) of Section III.B.(vi)(3) above in shares of Common Stock, except that cash shall be paid in lieu of delivery of fractional shares. Any shares of Common Stock delivered in payment of the redemption price pursuant to this
Section III.B.(vi) shall be valued for such purpose at their Fair Market Value (as defined in Section III.B.(ix)(7) hereof, provided, however, that in calculating their Fair Market Value the Adjustment Period shall be deemed to be the five (5) consecutive trading days ending with, and including, the date of redemption).

      III.B.(vii) Other Redemption Rights

      Shares of Series One Preference Stock shall be called for redemption by the Corporation, through notice as required by Section III.B.(vi)(2), for cash or, if the Corporation so elects, in shares of Common Stock, or a combination of such shares and cash, any such shares of Common Stock to be valued for such purpose as provided by Section III.B.(vi)(4), at a redemption price of $53.45 per share plus accrued and unpaid dividends thereon to the date fixed for redemption, at any time and from time to time when and to the extent necessary to provide for payment of principal, interest or premium due and payable (whether as scheduled or upon acceleration) on the 8.60% ESOP Notes Due 2008 of the trust under the Plan or an indebtedness incurred by the trustee for the benefit of the Plan.

      III.b.(viii) Consolidation, Merger, etc.

      (1) In the event that the Corporation shall consummate any consolidation or merger or similar transaction, however named, pursuant to which the outstanding shares of Common Stock are by operation of law exchanged solely for or changed, reclassified or converted solely into stock of any successor or resulting corporation (including the Corporation) that constitutes "qualifying employer securities" with respect to a holder of Series One Preference Stock within the meaning of Section 409(l) of the Code and Section 407(c)(5) of the Employee Retirement Income Security Act of 1974, as amended, or any successor provisions of law, and, if applicable, for a cash payment in lieu of fractional shares, if any, the shares of Series One Preference Stock of such holder shall be assumed by and shall become preferred stock of such successor or resulting corporation, having in respect of such corporation insofar as possible the same powers, preferences and relative, participating, optional or other special rights (including the redemption rights provided by Sections III.B.(vi), (vii) and (viii) hereof), and the qualifications, limitations or restrictions thereon, that the Series One Preference Stock had immediately prior to such transaction, except that after such transaction each share of the Series One Preference Stock shall be convertible, otherwise on the terms and conditions provided by Section III.B.(v) hereof, into the qualifying employer securities so receivable by a holder of the number of shares of Common Stock into which such shares of Series One Preference Stock could have been converted immediately prior to such transaction if such holder of Common Stock failed to exercise any rights of election to receive any kind or amount of stock, securities, cash or other property (other than such qualifying employer securities and a cash payment, if applicable, in lieu of fractional shares) receivable upon such transaction (provided that, if the kind or amount of qualifying employer securities receivable upon such transaction is not the same for each non-electing share, then the kind and amount of qualifying employer securities receivable upon such transaction for each non-electing share shall be the kind and amount so receivable per share by a plurality of the non-electing shares). The rights of the Series One Preference Stock as preferred stock of such successor or resulting company shall successively be subject to adjustments pursuant to Section III.B.(ix) hereof after any such transaction as nearly as possible equivalent to the adjustments provided for by such section prior to such transaction. The Corporation shall not consummate any such merger, consolidation or similar transaction unless all then outstanding shares of the Series One Preference Stock shall be assumed and authorized by the successor or resulting company as aforesaid.

      (2) In the event that the Corporation shall consummate any consolidation or merger or similar transaction, however named, pursuant to which the outstanding shares of Common Stock are by operation of law exchanged for or changed, reclassified or converted into other stock or securities or cash or any other property, or any combination thereof, other than any such consideration which is constituted solely of qualifying employer securities (as referred to in Section III.B.(viii)(1)) and cash payments, if applicable, in lieu of fractional shares, then the corporation shall, at least twenty (20) days before consummation of such transaction, give notice of such agreement and the material terms thereof to each holder of Series One Preference Stock and the Corporation shall simultaneously call for redemption, through notice as required by Section III.B.(vi)(2), for cash at a redemption price equal to the amount payable in respect of such shares upon liquidation of the Corporation pursuant to Section III.B.(iv), all of the then outstanding shares of Series One Preference Stock.

      III.B.(ix) Anti-dilution Adjustments

      (1) In the event the Corporation shall, at any time or from time to time while any of the shares of the Series One Preference Stock are outstanding, (a) pay a dividend or make a distribution in respect of the Common Stock in shares of Common Stock, (b) subdivide the outstanding shares of Common Stock, or (c) combine the outstanding shares of Common Stock into a smaller number of shares, in each case whether by reclassification of shares, recapitalization of the Corporation (including a recapitalization effected by a merger or consolidation to which Section III.B.(viii) hereof does not apply), or otherwise, the

Conversion Price in effect immediately prior to such action shall be adjusted by multiplying such Conversion Price by the fraction the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section III.B.(ix)(1) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

      (2) In the event that the Corporation shall, at any time or from time to time while any of the shares of Series One Preference Stock are outstanding, issue to holders of shares of Common Stock as a dividend or distribution, including by way of a reclassification of shares or a recapitalization of the Corporation, any right or warrant to purchase shares of Common Stock (but not including as such a right or warrant any security convertible into or exchangeable for shares of Common Stock) at a purchase price per share less than the Fair Market Value (as hereinafter defined) of a share of Common Stock on the date of issuance of such right or warrant, then, subject to the provisions of Sections III.B.(ix)(5) and III.B.(ix)(6), the Conversion Price shall be adjusted by multiplying such Conversion Price by the fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the number of shares of Common Stock which could be purchased at the Fair Market Value of a share of Common Stock at that time of such issuance for the maximum aggregate consideration payable upon exercise in full of all such rights or warrants and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the number of shares of Common Stock that could be acquired upon exercise in full of all such rights and warrants.

      (3) In the event the Corporation shall, at any time or from time to time while any of the shares of Series One Preference Stock are outstanding, issue, sell or exchange shares of Common Stock (other than pursuant to any right or warrant to purchase or acquire shares of Common Stock (including as such a right or warrant any security convertible into or exchangeable for shares of Common Stock) and other than pursuant to any employee or director incentive or benefit plan or arrangement, including any employment, severance or consulting agreement, of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted) for a consideration having a Fair Market Value on the date of such issuance, sale or exchange less than the Fair Market Value of such shares on the date of such issuance, sale or exchange, then, subject to the provisions of Sections III.B.(ix)(5) and III.B.(ix)(6), the Conversion Price shall be adjusted by multiplying such Conversion Price by the fraction the numerator of which shall be the sum of (a) the Fair Market Value of all the shares of Common Stock outstanding on the day immediately preceding the first public announcement of such issuance, sale or exchange plus (b) the Fair Market Value of the consideration received by the Corporation in respect of such issuance, sale or exchange of shares of Common Stock, and the denominator of which shall be the product of (a) the Fair

Market Value of a share of Common Stock on the day immediately preceding the first public announcement of such issuance, sale or exchange multiplied by (b) the sum of the number of shares of Common Stock outstanding on such day plus the number of shares of Common Stock so issued, sold or exchanged by the Corporation. In the event the Corporation shall, at any time or from time to time while any shares of Series One Preference Stock are outstanding, issue, sell or exchange any right or warrant to purchase or acquire shares of Common Stock (including as such a right or warrant any security convertible into or exchangeable for shares of Common Stock), other than any such issuance to holders of shares of Common Stock as a dividend or distribution (including by way of reclassification of shares or a recapitalization of the Corporation) and other than pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted, for a consideration having a Fair Market Value on the date of such issuance, sale or exchange less than the Non-Dilutive Amount (as hereinafter defined), then, subject to the provisions of Sections III.B(ix)(5) and III.B.(ix)(6), the Conversion Price shall be adjusted by multiplying such Conversion Price by a fraction the numerator of which shall be the sum of (a) the Fair Market Value of all the Shares of Common Stock outstanding on the day immediately preceding the first public announcement of such issuance, sale or exchange plus (b) the Fair Market Value of the consideration received by the Corporation in respect of such issuance, sale or exchange of such right or warrant plus (c) the Fair Market Value at the time of such issuance of the consideration which the Corporation would receive upon exercise in full of all such rights or warrants, and the denominator of which shall be the product of
(a) the Fair Market Value of a share of Common Stock on the day immediately preceding the first public announcement of issuance, sale or exchange multiplied by (b) the sum of the number of shares of Common Stock outstanding on such day plus the maximum number of shares of Common Stock which could be acquired pursuant to such right or warrant at the time of the issuance, sale or exchange of such right or warrant (assuming shares of Common Stock could be acquired pursuant to such right or warrant at such time).

(4) In the event the Corporation shall, at any time or from time to time while any of the shares of Series One Preference Stock are outstanding, make an Extraordinary Distribution (as hereinafter defined) in respect of the Common Stock whether by dividend, distribution, reclassification of shares or recapitalization of the Corporation (including a recapitalization or reclassification effected by a merger or consolidation to which Section III.B.(viii) hereof does not apply) or effect a Pro Rata Repurchase (as hereinafter defined) of Common Stock, the Conversion Price in effect immediately prior to such Extraordinary Distribution or Pro Rata Repurchase shall, subject to Sections III.B.(ix)(5) and III.B.(ix)(6), be adjusted by multiplying such Conversion Price by the fraction the numerator of which is (a) the product of
(x) the number of shares of Common Stock outstanding immediately before such Extraordinary Distribution or Pro Rata Repurchase multiplied by (y) the Fair Market Value (as herein defined) of a share of Common Stock on the record date with respect to an Extraordinary Distribution, or on the applicable expiration date (including all extensions thereof) of any tender offer which is a Pro Rata Repurchase, or on the date of purchase with respect to any Pro Rata Repurchase which is not a tender offer, as the case may be, minus (b) the Fair Market Value of the Extraordinary Distribution or the aggregate purchase price of the Pro Rata Repurchase, as the case may be, and the denominator of which shall be the product of (x) the number of shares of Common Stock outstanding immediately before such Extraordinary Distribution or Pro Rata Repurchase minus, in the case of a Pro Rata Repurchase, the number of shares of Common Stock repurchased by the Corporation multiplied by (y) the Fair Market Value of a share of Common Stock on the record date with respect to an Extraordinary Distribution or on the applicable expiration date (including all extensions thereof) of any tender offer which is a Pro Rata Repurchase or on the date of purchase with respect to any Pro Rata Repurchase which is not a tender offer, as the case may be. The Corporation shall send each holder of Series One Preference Stock (a) notice of its intent to make any dividend or distribution and (b) notice of any offer by the Corporation to make a Pro Rata Repurchase, in each case at the same time as, or as soon as practicable after, such offer is first communicated (including by announcement of a record date in accordance with the rules of any stock exchange on which the Common Stock is listed or admitted to trading) to holders of Common Stock. Such notice shall indicate the intended record date and the amount and nature of such dividend or distribution, or the number of shares subject to such offer for a Pro Rata Repurchase and the purchase price payable by the Corporation pursuant to such offer, as well as the Conversion Price and the number of shares of Common Stock into which a share of Series One Preference Stock may be converted at such time.

      (5) Notwithstanding any other provisions of this Section III.B.(ix), the Corporation shall not be required to make any adjustment of the Conversion Price unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price. Any lesser adjustment shall be carried forward and shall be made no later than the time of, and together with, the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least one percent (1%) in the Conversion Price.

      (6) If the Corporation shall make any dividend or distribution on the Common Stock or issue any Common Stock, other capital stock or other security of the Corporation or any rights or warrants to purchase or acquire any such security, which transaction does not result in an adjustment to the Conversion Price pursuant to the foregoing provisions of this Section III.B.(ix), the Board of Directors of the Corporation shall consider whether such action is of such a nature that an adjustment to the Conversion price should equitably be made in respect of such transaction. If in such case the Board of Directors of the Corporation determines that an adjustment to the Conversion Price should be made, an adjustment shall be made effective as of such date as is determined by the Board of Directors of the Corporation. The determination of the Board of Directors of the Corporation as to whether an adjustment to the Conversion Price should be made pursuant to the foregoing provisions of this Section III.B.(ix)(6), and, if so, as to what adjustment should be made and when, shall be final and binding on the Corporation and all stockholders of the Corporation. The Corporation shall be entitled to make such additional adjustments in the Conversion Price, in addition to those required by the foregoing provisions of this Section III.B.(ix), as shall be necessary in order that any dividend or distribution in shares of capital stock of the Corporation, subdivision, reclassification or combination of shares of stock of the Corporation or any recapitalization of the Corporation shall not be taxable to holders of the Common Stock.

      (7) For purposes of this Section III.B.(ix), the following definitions shall apply:

      "Extraordinary Distribution" shall mean any dividend or other distribution (effected while any of the shares of Series One Preference Stock are outstanding) (a) of cash, where the aggregate amount of such cash dividend or distribution together with the amount of all cash dividends and distributions made during the preceding period of 12 months, when combined with the aggregate amount of all Pro Rata Repurchases (for this purpose, including only that portion of the aggregate purchase price of such Pro Rata Repurchase which is in excess of the Fair Market Value of the Common Stock repurchased as determined on the applicable expiration date (including all extensions thereof) of any tender offer or exchange offer which is a Pro Rata Repurchase, or the date of purchase with respect to any other Pro Rata Repurchase which is not a tender offer or exchange offer made during such period), exceeds twelve and one-half percent (12-1/2%) of the aggregate Fair Market Value of all shares of Common Stock outstanding on the record date for determining the stockholders entitled to receive such Extraordinary Distribution and (b) of any shares of capital stock of the Corporation (other than shares of Common Stock), other securities of the Corporation (other than securities of the type referred to in Section III.B.(ix)(2)), evidences of indebtedness of the Corporation or any other person or any other property (including shares of any subsidiary of the Corporation), or any combination thereof. The Fair Market Value of an Extraordinary Distribution for purposes of Section III.B.(ix)(4) shall be the sum of the Fair Market Value of such Extraordinary Distributions made during such twelve month period and not previously included in the calculation of an adjustment pursuant to Section III.B.(ix)(4).

      "Fair Market Value" shall mean, as to shares of Common Stock or any other class of capital stock or securities of the Corporation or any other issuer which are publicly traded, the average of the Current Market Prices (as hereinafter defined) of such shares or securities for each day of the Adjustment Period (as hereinafter defined). "Current Market Price" of publicly traded shares of Common Stock or any other class of capital stock or other security of the Corporation or any other issuer for a day shall mean the last reported sales price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange on the NASDAQ National Market System or, if such security is not quoted on such National Market System, the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors of the Corporation or a committee thereof on each trading day during the Adjustment Period. "Adjustment Period" shall mean the period of five (5) consecutive trading days, selected by the Board of Directors of the Corporation or a committee thereof, during the 20 trading days ending with, and including, the date as of which the Fair Market Value of a security is to be determined; provided that such period of five consecutive trading days shall end prior to the date on which such security begins to trade "ex dividend" with respect to any dividend or distribution giving rise to an adjustment under this Section III.B.(ix). The "Fair Market Value" of any security which is not publicly traded or of any other property shall mean the fair value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors of the Corporation or a committee thereof, or, if no such investment banking or appraisal firm is in the good faith judgment of the Board of Directors or such committee available to make such determination, as determined in good faith by the Board of Directors of the Corporation or such committee.

      "Non-Dilutive Amount" in respect of an issuance, sale or exchange by the Corporation of any right or warrant to purchase or acquire shares of Common Stock (including any security convertible into or exchangeable for shares of Common Stock) shall mean the remainder of (a) the product of the Fair Market Value of a share of Common Stock on the day preceding the first public announcement of such issuance, sale or exchange multiplied by the maximum number of shares of Common Stock which could be acquired on such date upon the exercise in full of such rights and warrants (including upon the conversion or exchange of all such convertible or exchangeable securities), whether or not exercisable (or convertible or exchangeable) at such date, minus (b) the aggregate amount payable pursuant to such right or warrant to purchase or acquire such maximum number of shares of Common Stock; provided, however, that in no event shall the Non-Dilutive Amount be less than zero. For purposes of the foregoing sentence, in the case of a security convertible into or exchangeable for shares of Common Stock, the amount payable pursuant to a right or warrant to purchase or acquire shares of Common Stock shall be the Fair Market Value of such security on the date of the issuance, sale or exchange of such security by the Corporation.

      "Pro Rata Repurchase" shall mean any purchase of shares of Common Stock by the Corporation or any subsidiary thereof, whether for cash, shares of capital stock of the Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other person or any other property (including shares of a subsidiary of the Corporation), or any combination thereof, effected while any of the shares of Series One Preference Stock are outstanding, pursuant to any tender offer or exchange offer subject to Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision of law, or pursuant to any other offer available to substantially all holders of Common Stock; provided, however, that no purchase of shares by the Corporation or any subsidiary thereof shall be deemed a Pro Rata Repurchase if made (a) in open market transactions or (b) pursuant to a single tender offer subject to
Section 13(e) of the Securities Exchange Act commenced prior to December 31, 1989, but any purchase made in such a tender offer shall only be deemed not to be a Pro Rata Repurchase to the extent that the aggregate amount used to purchase Common Stock in such tender offer does not exceed $357,500,000. For purposes of this subsection (ix)(7), shares shall be deemed to have been purchased by the Corporation or any subsidiary thereof "in open market transactions" if they have been purchased substantially in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act, on the date shares of Series One Preference Stock are initially issued by the Corporation or on such other terms and conditions as the Board of Directors of the Corporation or a committee thereof shall have determined are reasonably designed to prevent such purchases from having a material effect on the trading market for the Common Stock.

      (8) Whenever an adjustment to the Conversion Price and the related voting rights of the Series One Preference Stock is required pursuant to this Section III.B.(ix), the Corporation shall forthwith place on file with the transfer agent for the Common Stock and the Series One Preference Stock if there be one, and with the Secretary of the Corporation, a statement signed by two officers of the Corporation stating the adjusted Conversion Price determined as provided herein and the resulting conversion ratio, and the voting rights (as appropriately adjusted), of the Series One Preference Stock. Such statement shall set forth in reasonable detail such facts as shall be necessary to show the reason and the manner of computing such adjustment, including any determination of Fair Market Value involved in such computation. Promptly after each adjustment to the Conversion Price and the related voting rights of the Series One Preference Stock, the Corporation shall mail a notice thereof and of the then prevailing conversion ratio to each holder of shares of the Series One Preference Stock.

      III.B.(x) Banking: Retirement of Shares

      (1) The Series One Preference Stock shall rank senior to the Common Stock as to the payment of dividends and the distribution of assets on liquidation, dissolution and winding up of the Corporation. The Series One Preference Stock shall rank on a parity with all other series of the Corporation's Preference Stock as to the payment of dividends and the distribution of assets on liquidation, dissolution and winding up of the Corporation. Unless otherwise provided in the Certificate of Incorporation of the Corporation, as amended, the Series One Preference Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up of the Corporation.

      (2) Any shares of Series One Preference Stock acquired by the Corporation by reason of the conversion or redemption of such shares as provided by this
Section III.B., or otherwise so acquired, shall be retired as shares of Series One Preference Stock and restored to the status of authorized but unissued shares of preference stock, $1.00 par value, of the Corporation, undesignated as to series, and may thereafter be reissued as part of a new series of such Preference Stock as permitted by law.

      III.B.(xi) Miscellaneous

      (1) All notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) business days after the mailing thereof if sent by registered mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Resolution) with postage prepaid, addressed: (a) if to the Corporation, to its office as specified in its most recent Annual Report on Form 10-K (or any successor report or form) or to the transfer agent for the Series One Preference Stock, or other agent of the Corporation designated as permitted by this Section III.B. or (b) if to any holder of the Series One Preference Stock or Common Stock, as the case may be, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series One Preference Stock or Common Stock, as the case may be) or (c) to such other address as the Corporation or any such holder, as the case may be, shall have designated by notice similarly given.

      (2) The term "Common Stock" as used in this Section III.B. means the Corporation's Common Stock of par value $.01, as the same exists at the date of filing of this Certificate of Amendment of the Certificate of Incorporation of the Corporation relating to Series One Preference Stock or any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that, at any time as a result of an adjustment made pursuant to Section III.B.(ix), the holder of any shares of the Series One Preference Stock upon thereafter surrendering such shares for conversion shall become entitled to receive any shares or other securities of the Corporation other than shares of Common Stock, the Conversion Price in respect of such other shares or securities so receivable upon conversion of shares of Series One Preference Stock shall thereafter be adjusted, and shall be subject to further adjustment from time to time, in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in Section III.B.(ix) hereof, and the provisions of Sections (i) through (viii) and (x) and (xi) of this Article Fourth III.B. with respect to the Common Stock shall apply on like or similar terms to any such other shares or securities.

      (3) The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series One Preference Stock or shares of Common Stock or other securities issued on account of Series One Preference Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Series One Preference

Stock or Common Stock or other securities in a name other than that in which the shares of Series One Preference Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person with respect to any such shares or securities other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

      (4) In the event that a holder of shares of Series One Preference Stock shall not by written notice designate the name in which shares of Common Stock to be issued upon conversion of such shares should be registered or to whom payment upon redemption of shares of Series One Preference Stock should be made or the address to which the certificate or certificates representing such shares, or such payment, should be sent, the Corporation shall be entitled to register such shares, and make such payment, in the name of the holder of such Series One Preference Stock as shown on the records of the Corporation and to send the certificate or certificates representing such shares, or such payment, to the address of such holder shown on the records of the Corporation.

      (5) Unless otherwise provided in the Certificate of Incorporation, as amended, of the Corporation, all payments in the form of dividends, distributions on voluntary or involuntary dissolution, liquidation or winding-up or otherwise made upon the shares of Series One Preference Stock and any other stock ranking on a parity with the Series One Preference Stock with respect to such dividend or distribution shall be made pro rata, so that amounts paid per share on the Series One Preference Stock and such other stock shall in all cases bear to each other the same ratio that the required dividends, distributions or payments, as the case may be, then payable per share on the shares of the Series One Preference Stock and such other stock bear to each other.

      (6) The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Series One Preference Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of Series One Preference Stock.

      FIFTH: (i) In addition to any affirmative vote required by law or otherwise, the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Voting Stock, voting together as a single class, held by stockholders other than a Related Person shall be required for the approval, authorization or effectuation directly or indirectly, of any Business Combination with such Related Person (such affirmative vote being required notwithstanding the fact that no vote may be required or that a lesser percentage may be specified by law, this Certificate of Incorporation, any resolution or resolutions adopted by the Board of Directors pursuant to this Certificate of Incorporation, any agreement with any national securities exchange or otherwise); provided, however, that such voting requirement shall not be applicable if:

      (1) The Continuing Directors, by at least 66 2/3% vote of such continuing Directors, have expressly approved such Business Combination either in advance of or subsequent to such Related Person's having become a Related Person; or

      (2) All of the following conditions shall have been satisfied:

            (a) The Fair Market Value as of the date of consummation of the Business Combination of the consideration to be received per share by holders of shares of each class or series of Capital Stock (regardless of whether or not such Related Person is the Beneficial Owner of shares of any such class or series of Capital Stock) in the Business Combination is not less than the Highest Per Share Price;

            (b) The form of consideration to be received by holders of shares of each class or series of Capital Stock in the Business Combination shall be United States currency or the form of consideration used by such Related Person in acquiring the largest aggregate number of shares of the Capital Stock which such Related Person has previously acquired;

            (c) After such Related Person shall have first become a Related Person and prior to the consummation of such Business Combination:

         (x) Except as approved by at least 66 2/3% of the Continuing Directors, there shall not have been any failure to declare and pay at the regular dates therefor the full amount of all dividends (whether or not cumulative) payable on the Preferred Stock, the Preference Stock or any other class or series of stock having a preference over the Common Stock as to dividends or upon liquidation;

         (y) There shall not have been (A) any reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock) except as approved by at least 66 2/3% of the Continuing Directors or (B) any failure to increase such annual rate of dividends, to the extent necessary to prevent any such reduction, in the event of any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of outstanding shares of Common Stock, unless the failure so to increase such annual rate shall have been approved by at least 66 2/3% of the Continuing Directors; and

         (z) Such Related Person shall not have become the Beneficial Owner of additional shares of Voting Stock, except as part of the transaction that results in such Related Person becoming a Related Person and except in a transaction that, giving effect thereto, would not result in any increase in the percentage of Voting Stock of which such Related Person is the Beneficial Owner; and

            (d) A proxy statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any acts, rules or regulations that at least 66 2/3% of the Continuing Directors determine are successors thereof, shall (whether or not such a proxy statement is required to be mailed pursuant to such acts, rules or regulations) have been mailed to all holders of Voting Stock at least 30 days prior to the date of the meeting called to consider such Business Combination and such statement shall have contained, at the front thereof, in a prominent place such recommendations and other information concerning the Business Combination as at least 66 2/3% of the Continuing Directors may determine so to include.

            (ii) For purposes of this Article:

      (1) The terms "Affiliate" and "Associate" shall have the same meaning as in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on the date of this Restated Certificate (the term "registrant" in said Rule 12b-2 meaning in this case the Corporation), and shall include a Person that, giving effect to a Business Combination, would become such an Affiliate or Associate.

      (2) The term "Beneficial Owner" shall mean any person which beneficially owns any Capital Stock within the meaning ascribed in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on the date of this Restated Certificate, or who has the right to acquire any such beneficial ownership (whether or not such right is exercisable immediately, with the passage of time or subject to any condition) pursuant to any agreement, contract, arrangement or understanding or upon the exercise of any conversion, exchange or other right, warrant or option, or otherwise. A Person shall be deemed the Beneficial Owner of all Capital Stock of which any Affiliate or Associate of such Person is the Beneficial Owner.

      (3) The term "Business Combination" shall mean (a) any merger or consolidation of the Corporation or a Subsidiary with or into a Related Person,
(b) any sale, lease, exchange, transfer or other disposition, including without limitation by way of a mortgage or any other security device, of any Substantial Amount of the assets of the Corporation, one or more Subsidiaries or the Corporation and one or more Subsidiaries to a Related Person, (c) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Related Person, (d) any sale, lease, exchange, transfer or other disposition, including without limitation by way of a mortgage or any other security device, of any Substantial Amount of the assets of a Related Person to the Corporation, one or more Subsidiaries, or the Corporation and one or more Subsidiaries, (e) the issuance of any securities of the Corporation, one or more Subsidiaries or the Corporation and one or more

Subsidiaries to a Related Person or to a Person that giving effect thereto, would be a Related Person other than the issuance on a pro rata basis to all holders of stock of the same class pursuant to a stock split or stock dividend,
(f) any reclassification of securities, recapitalization of the Corporation, or any merger or consolidation of the Corporation with or into one or more Subsidiaries or any other transaction that would have the effect, directly or indirectly, of increasing the voting power or other equity interest of a Related Person in the Corporation, (g) any loan, advance, guaranty, pledge or other financial assistance by the Corporation, one or more Subsidiaries or the Corporation and one or more Subsidiaries to or for the benefit, directly or indirectly (except proportionately as a stockholder), of a Related Person, (h) any agreement, contract or other arrangement providing for any Business Combination and (i) any series of transactions that a majority of Continuing Directors determines are related and that, taken together, would constitute a Business Combination.

      (4) For the purposes of Section (i)(2) of this Article FIFTH, the term "consideration to be received" shall include, without limitation, Capital Stock of the Corporation retained by its existing stockholders other than Related Persons in the event of a Business Combination that is a merger and in which the Corporation is the surviving corporation.

      (5) The term "Continuing Director" shall mean a Director of the Corporation who is not the Related Person, or an Affiliate or Associate of the Related Person (or a representative or nominee of the Related Person or such Affiliate or Associate), that is involved in the relevant Business Combination and (a) who was a member of the Board of Directors of the Corporation immediately prior to the time that such Related Person became a Related Person or (b) whose initial election as a Director of the Corporation was recommended by the affirmative vote of a least 66 2/3% of the Continuing Directors then in office, provided that, in either such case, such Continuing Director has continued in office after becoming a Continuing Director.

      (6) The term "Fair Market Value" shall mean (a) in the case of United States currency, the amount thereof, (b) in the case of stock, (x) the closing sale price per share thereof on the last trading day preceding the date as of which the determination thereof is to be made, or the highest closing sale price per share thereof during the specified period, on the Composite Tape for New York Stock Exchange--Listed Stocks or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or if such stock is not listed on such exchange, on the United States securities exchange registered as a national securities exchange under the Securities Exchange Act of 1934, as amended, on which such stock is listed or principally traded, (y) if such stock is not so listed, the closing bid quotation per share thereof on the last trading day preceding the date as of which the determination thereof is to be made, or the highest closing bid quotation per share thereof during the specified period, on the National Association of Securities Dealers Inc. Automated Quotation System, or any system then in use or (z) if no such quotations are then available, the fair market value thereof, as of the date of which the determination thereof is to be made, as determined by at least 66 2/3% of the Continuing Directors and (c) in the case of securities, property or assets other than such currency or stock, the fair market value thereof, as of the date of which the determination thereof is made, as determined by at least 66 2/3% of the Continuing Directors.

      (7) The term "Highest Per Share Price" shall mean with respect to any class or series of Capital Stock the highest of (a) the highest price per share that can be determined to have been paid at any time by the Related Person involved in the relevant Business Combination for any share or shares of such class or series of Capital Stock, or if such Related Person has not acquired any Capital Stock of such class or series, the highest equivalent, as determined by at least 66 2/3% of the Continuing Directors for a share of such class or series of such highest price for any other class or series of Capital Stock, (b) the highest preferential amount, if any, per share payable to shares of such class or series of Capital Stock in the event of a voluntary or involuntary liquidation of the Corporation, or the highest redemption price, if any, to which the holders of shares of such class or series of Capital Stock would be entitled, whichever is the highest, and (c) the Fair Market Value per share of such Capital Stock during the period of twenty (20) trading days immediately preceding the time the relevant Business Combination is first publicly announced, or during the period of twenty (20) trading days immediately preceding the time at which the Related Person became a Related Person, whichever is higher. In determining Highest Per Share Price, (x) all purchases by the Related Person shall be taken into account regardless of whether the share were purchased before or after the Related Person became a Related Person and (y) the Highest Per Share Price shall include any brokerage commissions, transfer taxes and soliciting dealers' fees or other value paid in connection with such purchases.

A Related Person shall be deemed to have acquired a share of Capital Stock at the time when such Related Person became the Beneficial Owner thereof. The price deemed to have been paid by a Related Person for Capital Stock of which an Affiliate or Associate is the Beneficial Owner shall be priced that is the highest of (a) the price paid upon the acquisition thereof by the relevant Affiliate or Associate (if any, and whether or not such Affiliate or Associate was a Affiliate or Associate at the time of such acquisition), and (b) the Fair Market Value per share of such Capital Stock during the 20 trading days immediately preceding the time at which the Related Person became the Beneficial Owner thereof.

In any determination of the price or prices paid or deemed to have been paid by any Person, and in any determination of the Highest Per Share Price or Fair Market Value, appropriate adjustment shall be made to reflect the effect of any stock dividends, splits and distributions and any combination of Capital Stock.

      (8) The Term "Related Person" shall mean (a) any Person (other than the Corporation or any wholly owned Subsidiary) that, alone or together with any Affiliate or Associate, is or becomes the Beneficial Owner of an aggregate of 10% or more of the outstanding Voting Stock, and (b) any Affiliate or Associate of any such Person, provided, however, that the term "Related Person" shall not include (x) a Person whose acquisition of such aggregate percentage of Voting Stock was approved in advance by at least 66 2/3% of the Continuing Directors or (y) any pension, profit sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary, all of the capital stock of or equity interest in which Subsidiary is owned by the Corporation, one or more Subsidiaries or the Corporation and one or more Subsidiaries, or any trustee or fiduciary when acting in such capacity with respect to any such plan. The term "Person" shall mean any individual, corporation, partnership or other entity, including any group comprised of any Person and any other Person, or any Affiliate or Associate thereof, with whom such Person, or any Affiliate or Associate thereof, has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring holding, voting or disposing of Voting Stock and each Person, and any Affiliate or Associate thereof, that is a member of the group.

      (9) The term "Subsidiary" shall mean any Person a majority of the capital stock of or other equity interest in which is owned by the Corporation, one or more Subsidiaries or the Corporation and one or more Subsidiaries.

      (10) The term "Substantial Amount" shall mean an amount of stock, securities or other property having a Fair Market Value equal to 10% or more of the Fair Market Value of the total consolidated assets of the Corporation and its Subsidiaries taken as a whole, as of the end of the Corporation's most recent fiscal year ended prior to the time as of which the determination is being made.

      (11) The term "Voting Stock" shall mean all outstanding Common Stock and all other outstanding Capital Stock of the Corporation, if any, entitled to vote on each matter on which the holders of record of Common Stock shall be entitled to vote, and each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be cast by the holders of such Common Stock and other Capital Stock, if any, and the term "Capital Stock" shall mean all outstanding capital stock of the Corporation issued pursuant to this Certificate of Incorporation or any resolution or resolutions of the Board of Directors of the Corporation adopted pursuant to this Certificate of Incorporation.

      (12) The Continuing Directors by at least 66 2/3% vote, shall have the power to make any and all determinations provided for in this Article FIFTH and to interpret the provisions and definitions in this article FIFTH, which determinations and interpretations shall, to the fullest extent permitted by law, be conclusive.

            (iii) In addition to the requirements of law and any other provisions of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors of the Corporation adopted pursuant to this Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation, any such resolution or resolutions or otherwise), the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Voting Stock held by stockholders other than any Related Person shall be required to amend, alter or repeal, or adopt any provision inconsistent with the provisions of this Article FIFTH.

      SIXTH: The number of directors of the Corporation shall not be less than three nor more than eighteen as determined by action of the Board of Directors.

      SEVENTH: (i) A Director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Delaware Law.

      (ii)(1) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact than such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware Law. The right to indemnification conferred in this ARTICLE SEVENTH shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by Delaware Law. The right to indemnification conferred in this ARTICLE SEVENTH shall be a contract right.

      (2) The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware Law.

      (iii) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under Delaware Law.

      (iv) The right and authority conferred in this ARTICLE SEVENTH shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

      (v) Neither the amendment nor repeal of this ARTICLE SEVENTH, nor the adoption of any provision of this Certificate of Incorporation or the bylaws of the Corporation, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall eliminate or reduce the effect of this ARTICLE SEVENTH in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification.

      EIGHTH: Any action required or permitted to be taken at any annual or special meeting of shareholders may be taken without a meeting on written consent, setting forth the holders of all outstanding shares entitled to vote thereon. Written consent thus given by the shareholders of all outstanding shares entitled to vote shall have the same effect as a unanimous vote of stockholders.

      NINTH: Special meetings of the shareholders may be called by the Board of Directors, the Chairman of the Board of Directors or the President of the Corporation and may not be called by any other person. Notwithstanding the foregoing, whenever holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call, to the extent provided in Article FOURTH (or pursuant to the terms of the resolution or resolutions adopted by the Board of Directors pursuant to ARTICLE FOURTH hereof), special meetings of holders of such Preferred Stock or Preference Stock.

      TENTH: The Corporation's bylaws or any of them, may be altered, amended or repealed, or new bylaws may be made, by the shareholders entitled to vote thereon at any annual or special meeting thereof or by the Board of Directors.

      ELEVENTH: The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by Delaware Law and, with the sole expectation of those rights and powers conferred under the above ARTICLE SEVENTH, all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

      [Remainder of this page intentionally left blank.]

      IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate to be executed by its Chief Executive Officer and attested by its Secretary on this 15th day of November, 1996.


                                        CVS Corporation

                                        By: /s/ Stanley P. Goldstein
                                            ----------------------------
                                            Name:   Stanley P. Goldstein
                                            Title:  Chairman of the Board and
                                                    Chief Executive Officer

Attest: /s/ Zenon Lankowsky
        ----------------------
Name:   Zenon Lankowsky
Secretary: Secretary
to that effect. If the notice is mailed, it shall be directed to a stockholder at his address as it appears on the record of stockholders unless he shall have filed with the Secretary of the corporation a written request that notices intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request.

      Notice of a meeting need not be given to any stockholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of a stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

      Section 4. QUORUM. At any meeting of the stockholders the holders of a majority of the shares entitled to vote and being present in person or represented by proxy shall constitute a quorum for all purposes, unless the representation of a different number shall be required by law or by another provision of these by-laws, and in that case the representation of the number so required shall constitute a quorum.

      If the holders of the amount of shares necessary to constitute a quorum shall fail to attend in person or by proxy, the holders of a majority of the shares present in person or represented by proxy at the meeting may adjourn from time to time without further notice other than by an announcement made at the meeting. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

      Section 5. ORGANIZATION. The Chairman of the Board of Directors or, in his absence, the President or, in his absence, any Executive Vice President, Senior Vice President or Vice President in the order of their seniority or in such other order as may be designated by the Board of Directors, shall call meetings of the stockholders to order and shall act as chairman of such meetings. The Board of Directors or the Executive Committee may appoint any stockholder to act as chairman of any meeting in the absence of any of such officers and in the event of such absence and the failure of such board or committee to appoint a chairman, the stockholders present at such meeting may nominate and appoint any stockholder to act as chairman.

      The Secretary of the corporation, or, in his absence, an Assistant Secretary, shall act as secretary of all meetings of stockholders, but, in the absence of said officers, the chairman of the meeting may appoint any person to act as secretary of the meeting.

      Section 6. VOTING. At each meeting of the stockholders every stockholder of record having the right to vote shall be entitled to vote either in person or by proxy.

      Section 7. ACTION BY WRITTEN CONSENT. Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding share entitled to vote thereon. Written consent thus given by the holders of all outstanding shares entitled to vote shall have the same effect as a unanimous vote of the stockholders.

      Section 8. INSPECTORS OF ELECTION. The Board of Directors, in advance of any stockholders' meeting may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a stockholders' meeting may, and on the request of any stockholder entitled to vote thereat, shall appoint one or more inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding thereat. Inspectors shall be sworn.

      Section 9. CONDUCT OF ELECTION. At each meeting of the stockholders, votes, proxies, consents and ballots shall be received, and all questions touching the qualification of voters, the validity of proxies and the acceptance or rejection of votes, shall be decided by the Inspectors of Election.

                                   ARTICLE II

                               BOARD OF DIRECTORS

      Section 1. NUMBER OF DIRECTORS. The number of directors of the Corporation shall be not less than three nor more than eighteen, as determined by action of the Board of Directors.

      Section 2. TERM AND VACANCIES. Directors shall be elected at the annual meeting of stockholders to hold office until the next annual meeting and until their respective successors have been duly elected and have qualified.

      Vacancies in the Board of Directors occurring between annual meetings, from any cause whatsoever including vacancies created by an increase in the number of directors, shall be filled by the vote of a majority of the remaining directors, though less than a quorum.

      Directors need not be stockholders.

      Section 3. GENERAL POWERS OF DIRECTORS. The business of the corporation shall be managed under the direction of its Board of Directors subject to the restrictions imposed by law, by the corporation's certificate of incorporation and amendments thereto, or by these by-laws.

      Section 4. MEETINGS OF DIRECTORS. The directors may hold their meetings and may keep an office and maintain the books of the corporation, except as otherwise provided by statute, in such place or places in the State of Delaware or outside the State of Delaware as the Board may, from time to time, determine.

      Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all of the directors consent in writing to the adoption of a resolution authorizing the action, and in such event the resolution and the written consent of all directors thereto shall be filed with the minutes of the proceedings of the Board of Directors.

      Any one or more directors may participate in a meeting of the Board of Directors by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation by such means shall constitute presence in person at a meeting.

      Section 5. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at the principal office of the corporation in the County of Providence, Town of Woonsocket, State of Rhode Island, or at such other place within or without the State of Delaware as shall be designated in the notice of the meeting as follows: One meeting shall be held immediately following the annual meeting of stockholders and further meetings shall be held at such intervals or on such dates as may from time to time be fixed by the directors, all of which meetings shall be held upon not less than four days' notice served upon each director by mailing such notice to him at his address as the same appears upon the records of the corporation, except the meeting which shall be held immediately following the annual meeting of stockholders which meeting shall be held without notice.

      Section 6. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held whenever called by the direction of the Chairman of the Board of Directors, or of the President of the corporation, or of one-third of the directors at the time in office. The Secretary shall give notice of each special meeting by mailing such notice nor less than four days, or by telegraphing or telecopying such notice nor less than two days, before the date set for a special meeting, to each director.

      Section 7. WAIVER. Notice of a meeting need nor be given to any director who submits a signed waiver of notice whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

      Section 8. QUORUM. One-third of the total number of directors shall constitute a quorum for the transaction of business, but if at any meeting of the Board there be less than a quorum present the majority of those present may adjourn the meeting from time to time.

      Section 9. ORDER OF BUSINESS. At meetings of the Board of Directors business shall be transacted in such order as the Board may fix and determine.

      At all meetings of the Board of Directors, the Chairman of the Board of Directors, or in his absence, the President, or in the absence of both, the Executive Vice-President or any Vice-President (provided such person be a member of the Board) shall preside.

      Section 10. ELECTION OF CHAIRMAN, OFFICERS AND COMMITTEES. At the first regular meeting of the Board of Directors in each year, at which a quorum shall be present, held next after the annual meeting of the stockholders, the Board of Directors shall proceed to the election of a Chairman of the Board, of the executive officers of the corporation and of the Executive Committee, if the Board of Directors shall provide for such committee under the provisions of
Article III hereof.

      The Board of Directors from time to time may fill any vacancies among the executive officers, members of the Executive Committee and members of other committees, and may appoint additional executive officers and additional members of such Executive Committee or other committees.

      Section 11. COMPENSATION. Directors who are not officers or employees of the corporation or any of its subsidiaries may receive such remuneration as the Board may fix, in addition to a fixed sum for attendance at each regular or special meeting of the Board or a Committee of the Board; provided, however, that nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity or receiving compensation therefor. In addition, each director shall be entitled to reimbursement for expenses incurred in attending any meeting of the Board or Committee thereof.

                                  ARTICLE III

                                   COMMITTEES

      Section 1. EXECUTIVE COMMITTEE. The Board of Directors by resolution adopted by a majority of the entire Board, may designate from the Directors an Executive Committee consisting of three or more, to serve at the pleasure of the Board. At all times when the Board of Directors is not in session, the Executive Committee so designated shall have and exercise the powers of the Board of Directors, except that such committee shall have no authority as to the matters set out in Section 3 of this Article III.

      Meetings of the Executive Committee shall be called by any member of the same, on three days' mailed notice, or one day's telegraphed or telecopied notice to each of the other members, starting therein the purpose for which such meeting is to be held. Notice of meeting may be waived, in writing, by any member of the Executive Committee.

      All action by the Executive Committee shall be recorded in its minutes and reported from time to time to the Board of Directors.

      The Executive Committee shall fix its own rules of procedure shall meet where and as provided by such rules or by resolution of the Board of Directors.

      Any action required or permitted to be taken by the Executive Committee may be taken without a meeting if all of the members of the Executive Committee consent in writing to the adoption of a resolution authorizing the action, and in such event the resolution and the written consent of all members of the Executive Committee thereto shall be filed with the minutes of the proceedings of the Executive Committee.

      Any one or more members of the Executive Committee may participate in a meeting of the Executive Committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation by such means shall constitute presence in person at a meeting.

      Section 2. OTHER COMMITTEES. The Board of Directors may appoint such other committees, of three or more, as the Board shall, from time to time, deem advisable, which committees shall have and may exercise such powers as shall be prescribed, from time to time, by resolution of the Board of Directors, except that such committees shall have no authority as to the matters set out in
Section 3 hereof.

      Actions and recommendations by each committee which shall be appointed pursuant to this section shall be recorded and reported from time to time to the Board of Directors.

      Each such committee shall fix its own rules of procedure and shall meet where and as provided by such rules or by resolution of the Board of Directors.

      Any action required or permitted to be taken by any such committee may be taken without a meeting if all of the members of such committee consent in writing to the adoption of a resolution authorizing the action, and in such event the resolution and the written consent of all members of such committee thereto shall be filed with the minutes of the proceedings of such committee.

      Any one or more members of any such committee may participate in a meeting of such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation by such means shall constitute presence in person at a meeting.

      Section 3. LIMITATIONS. No committee shall have authority as to the following matters.

      (1) The submission to stockholders of any action that needs stockholders' authorization.

      (2) The filling of vacancies in the Board of Directors or in any committee.

      (3) The fixing of compensation of the directors for serving on the Board or on any committee.

      (4) The amendment or repeal of the by-laws, or the adoption of new by-laws.

      (5) The amendment or repeal of any resolution of the Board which by its terms shall not be so amendable or repealable.

      Section 4. ALTERNATES. The Board may designate one or more directors as alternate members of any such committees, who may replace any absent member or members at any meeting of such committees.

      Section 5. COMPENSATION. Members of special or standing committees may receive such salary for their services as the Board of Directors may determine; provided, however, that nothing herein contained shall be construed to preclude any member of any such committee from serving the corporation in any other capacity or receiving compensation therefor.

                                   ARTICLE IV

                                    OFFICERS

      Section 1. TITLES AND TERMS OF OFFICE. The executive officers of the corporation shall be the Chairman of the Board of Directors and a Vice Chairman, each of whom shall be a member of the Board of Directors, and may include a President, such number of Executive Vice Presidents, Senior Vice Presidents and/or Vice Presidents, a Controller, a Treasurer and/or a Secretary, as the Board of Directors shall determine, all of whom shall be chosen by the Board of Directors.

      The Board of Directors may also appoint one or more Assistant secretaries and one or more Assistant Treasurers, and such other junior officers as it shall deem necessary, who shall have such authority and shall perform such duties as from time to time may be prescribed by the Board of Directors.

      One person may hold more than one of the above offices except the offices of President and Secretary.

      The officers of the Corporation shall each hold office for one year and until their successors are chosen and qualified, and shall be subject to removal at any time by the affirmative vote of the majority of the entire Board of Directors.

      Section 2. CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors shall be the chief executive officer of the corporation. He shall have general management and control over the policy, business and affairs of the corporation and shall have such other authority and perform such other duties as usually appertain to a chief executive officer of a business corporation. He shall preside at meetings of the Board of Directors and of the stockholders.

      Section 3. VICE CHAIRMAN. The Vice Chairman shall have such authority and perform such duties as the Board of Directors, the Executive Committee, or the Chairman of the Board of Directors may from time to time determine. In the event that at any time no President of the Corporation is in office, all powers of the President shall vest in the Vice Chairman and the Vice Chairman may exercise all powers of the President set forth in these by-laws.

      Section 4. PRESIDENT. The President, if any, shall have such authority and shall perform such duties as the Board of Directors, the Executive Committee, or the Chairman of the Board of Directors may from time to time determine. He shall exercise the powers of the Chairman of the Board of Directors during his absence or inability to act.

      Section 5. EXECUTIVE VICE PRESIDENTS, SENIOR VICE PRESIDENTS AND VICE PRESIDENTS. The Executive Vice Presidents, Senior Vice Presidents and Vice Presidents, if any, shall be designated and shall have such powers and perform such duties as may be assigned to them by the Board of Directors, the Executive Committee, the Chairman of the Board of Directors or the President. They shall, in order of their seniority or in such other order as may be designated by the Board of Directors, the Executive Committee, the Chairman of the Board of Directors or the President exercise the powers of the Chairman of the Board of Directors during the absence or inability to act of the Chairman of the Board of Directors and the President.

      Section 6. PRINCIPAL FINANCIAL OFFICER. An officer designated by the Board of Directors shall be the principal financial officer of the Corporation. He shall render to the Board of Directors, whenever the Board may require, an account of the financial condition of the corporation, and shall do and perform such other duties as from time to time may be assigned to him by the Board of Directors, the Executive Committee, the Chairman of the Board of Directors or the President.

      Section 7. PRINCIPAL ACCOUNTING OFFICER. A Controller or other officer designated by the Board of Directors shall be the principal accounting officer and subject to the direction of the principal financial officer, he shall have supervision over all the accounts and account books of the corporation. He shall have such other powers and perform such other duties as from time to time may be assigned to him by the principal financial officer, and shall exercise the powers of the principal financial officer during his absence or inability to act.

      Section 8. TREASURER. The Treasurer shall have custody of the funds and securities of the corporation which come into his hands. When necessary or proper, he may endorse on behalf of the corporation for collection, checks, notes, and other instruments and obligations and shall deposit the same to the credit of the corporation in such bank or banks or depositaries as the Board of Directors or the Executive Committee shall designate; whenever required by the Board of Directors or the Executive Committee, he shall render a statement of his cash account; he shall keep, or cause to be kept, books of account, in which shall be entered and kept full and accurate accounts of all monies received and paid out on account of the corporation; he shall perform all acts incident to the position of Treasurer, subject to the control of the Board of Directors, the Executive Committee, the Chairman of the Board of Directors, the President and the principal financia1 officer; he shall give bond for the faithful discharge of his duties, if, as, and when the Board of Directors or the Executive Committee may require. He shall perform such other duties as from time to time may be assigned to him by the Board of Directors, the Executive Committee, the Chairman of the Board of Directors, the President or the principal financial officer.

      Section 9. ASSISTANT TREASURER. Each Assistant Treasurer shall have such powers and perform such duties as may be delegated to him, and the Assistant Treasurers shall, in the order of their seniority, or in such other order as may be designated by the Board of Directors, the Executive Committee, the Chairman of the Board of Directors, the President or the principal financial officer, exercise the powers of the Treasurer during his absence or inability to act.

      Section 10. SECRETARY. The Secretary shall keep the minutes of all meetings of the Board of Directors and the minutes of all meetings of the stockholders and of the Executive Committee, in books provided for that purpose; he shall attend to the giving and serving of all notices of the corporation; and be shall have charge of the certificate books, transfer books and records of stockholders and such other books and records as the Board of Directors or Executive Committee may direct, all of which shall at all reasonable times be open to the inspection of any director upon application during the usual business hours.

      He shall keep at the office of the corporation, or at the office of the transfer agent or registrar of the corporation's capital stock, a record containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, the number of shares held by them, respectively, the time when they respectively became the owners thereof, and the amount paid thereon, and such record shall be open for inspection as prescribed by Section 220 of the General Corporate Law of the State of Delaware. He shall in general perform all the duties incident to the office of Secretary, subject to the control of the Board of Directors, the Executive Committee, the Chairman of the Board of Directors and the President.

      Section 11. ASSISTANT SECRETARIES. Each Assistant Secretary shall have such powers and perform such duties as may be delegated to him, and the Assistant Secretaries shall, in the order of their seniority, or in such other order as may be designated by the Board of Directors, the Executive Committee, the Chairman of the Board of Directors or the President, exercise the powers of the Secretary during his absence or inability to act.

      Section 12. VOTING UPON STOCKS. Unless otherwise ordered by the Board of Directors or by the Executive Committee, the Chairman of the Board of Directors of the corporation, or one designated in a proxy executed by him, and in the absence of either, the President, or a person designated in a proxy executed by him, and in the absence of all such, the Executive Vice-Presidents or the Vice-Presidents of the corporation in the order of their seniority, shall have full power and authority on behalf of the corporation to attend, and to act, and to vote at meetings of stockholders of any corporation in which this corporation may hold stock, and each such officer of the corporation shall have power to sign a proxy deputizing others to vote the same; and all such who shall be so authorized to vote shall possess and may exercise any and all rights and powers incident to the ownership of such stock and which, as the owner thereof, the corporation might have possessed and exercised, if present.

      The Board of Directors or the Executive Committee may, by resolution from time to time, confer like powers on any other person or persons which shall supersede the powers of those designated in the foregoing paragraph.

      Section 13. EXECUTION OF CHECKS, ETC. All checks, notes, drafts or other instruments for the payment of money shall be signed on behalf of this corporation by such person or persons and in such manner as the Board of Directors or Executive Committee may prescribe by resolution from time to time.

                                   ARTICLE V

                               STOCK; RECORD DATE

      Section 1. CERTIFICATES FOR STOCK. The certificates for shares of the stock of the corporation shall be in such form as shall be proper or approved by the Board of Directors. Each certificate shall state (i) that the corporation is formed under the laws of the State of Delaware, (ii) the name of the person or persons to whom issued, (iii) the number and class of shares and the designation of the series, if any, which such certificate represents and (iv) the par value, if any, of each share represented by such certificate. Each certificate shall be signed by the Chairman of the Board of Directors, the President, an Executive Vice-President or a Vice-President, and also by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary and sealed with the corporation's seal; provided, however, that if such certificates are signed by a transfer agent or transfer clerk and by a registrar the signature of the Chairman of the Board of Directors, the President, the Executive Vice President, Vice-President, Treasurer, Assistant Treasurer, Secretary and Assistant Secretary and the seal of the corporation upon such certificates may be facsimiles, engraved or printed.

      Section 2. TRANSFER OF SHARES. Shares of the stock of the corporation may be transferred on the record of stockholders of the corporation by the holder thereof in person or by his duly authorized attorney upon surrender of a certificate therefor properly endorsed.

      Section 3. AUTHORITY FOR ADDITIONAL RULES REGARDING TRANSFER. The Board of Directors and the Executive Committee shall have power and authority to make all such rules and regulations as respectively they may deem expedient concerning the issue, transfer and registration of such certificates for shares of the stock of the corporation as well as for the issuance of new certificates in lieu of those which may be lost or destroyed, and may require of any stockholder requesting replacement of lost or destroyed certificates, bond in such amount and in such form as they may deem expedient to indemnify the corporation, and/or the transfer agents, and/or the registrars of its stock against any claims arising in connection therewith.

      Section 4. TRANSFER AGENTS AND REGISTRARS. The Board of Directors or Executive Committee may appoint one or more transfer agents and one or more registrars of transfer and may require all stock certificates to be countersigned by such transfer agent and registered by such registrar of transfers. One person or organization may serve as both transfer agent and registrar.

      Section 5. RECORD DATE. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board of Directors shall fix in advance a date as the record date for any such determination of stockholders. Such date shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.

      Section 6. LIST OF STOCKHOLDERS AS OF RECORD DATE. The Secretary of the corporation or the transfer agent of its stock shall make and certify a list of the stockholders as of the record date and number of shares of each class of stock of record in the name of each stockholder and such list shall be present at every meeting of stockholders. If the right to vote at any meeting is challenged, the inspectors of elections, or person presiding the thereat, shall require such list of stockholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be stockholders entitled to vote thereat, may vote at such meeting.

      Section 7. DIVIDENDS. Dividends may be declared and paid out of the surplus of the corporation as often and at such times and to such extent as the Board of Directors may determine, consistent with the provisions of the certificate of incorporation of the corporation.

                                   ARTICLE VI

                                 CORPORATE SEAL

      The Board of Directors shall provide a suitable seal containing the name of the corporation and of the state under the laws of which the corporation was incorporated; and the Secretary shall have the custody thereof.

                                  ARTICLE VII

                                   AMENDMENTS

      Section 1. These by-laws or any of them, may be altered, amended or repealed, or new bylaws may be made by the stockholders entitled to vote thereon at any annual or special meeting thereof or by the Board of Directors.

                               State of Delaware

                        Office of the Secretary of State

                        --------------------------------
                                                                 PAGE 1

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT "CVS CORPORATION" IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE NOT HAVING BEEN CANCELLED OR DISSOLVED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND IS DULY AUTHORIZED TO TRANSACT BUSINESS.

      THE FOLLOWING DOCUMENTS HAVE BEEN FILED:

      CERTIFICATE OF INCORPORATION, FILED THE TWENTY-SECOND DAY OF AUGUST, A.D. 1996, AT 4 O'CLOCK P.M.

      RESTATED CERTIFICATE, FILED THE FIFTEENTH DAY OF NOVEMBER, A.D. 1996, AT 12:30 O'CLOCK P.M.

      AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

      AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

      AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.

                               [Seal]      /s/  Edward J. Freel
                                           -------------------------------------
                                           Edward J. Freel, Secretary of State

2656078 8310                               AUTHENTICATION:       8473712

971164260                                            DATE:       05-20-97

                                CVS CORPORATION

      RESOLVED, that the Chairman, Vice Chairman, Secretary or any Vice President or the Treasurer of the Corporation be, and they and each of them, acting alone, hereby is, authorized and empowered, in the name and on behalf of the Corporation, to enter into a commercial paper program providing for proceeds to the Corporation in an aggregate principal amount of up to $1,500,000,000 on such terms and condition as such officer shall approve, such approval to be conclusively evidenced by execution of definitive documentation with respect to such program; and further

      RESOLVED, that the Chairman, Vice Chairman, Secretary or any Vice President or the Treasurer of the Corporation be, and they and each of them, acting alone, hereby is, authorized and empowered, in the name and on behalf of the Corporation, to execute and deliver a credit agreement or other credit facility (or an amendment or extension of any existing credit agreement or other existing credit faci1ity) providing for financing to the Corporation in an aggregate principal amount of up to $1,500,000,000 on such terms and conditions as such officer shall approve, such approval to be conclusively evidenced by such execution, to arrange for loans thereunder and to execute and deliver to the lenders thereunder notes evidencing the borrowings thereunder; and further

      RESOLVED, that the Chairman, Vice Chairman, Secretary or any Vice President or the Treasurer of the Corporation be, and they and each of them, acting in each instance with the expressed concurrence of the Corporation's Chief Financial Officer, hereby is, authorized and empowered, in the name and on behalf of the Corporation, to enter into derivatives transactions exclusively for risk management purposes, in the case of each transaction on such terms and conditions as such officer and the Chief Financial Officer shall approve, such approval to be conclusively evidenced by execution of definitive documentation with respect thereto; and further

      RESOLVED, that the Chairman, Vice Chairman, Secretary or any Vice President or the Treasurer of the Corporation be, and each of them hereby is, authorized to take any and all action, to execute any and all documents, agreements and instruments and to take any and all steps deemed by them necessary or desirable to carry out the purpose and intent of each of the foregoing resolutions and the transactions contemplated thereby.

APPROVAL OF MERGER

            RESOLVED, that the Board of Directors of CVS Corporation ("CVS") deems it desirable and in the best interest of CVS and its stockholders to acquire Revco D.S., Inc., a Delaware corporation ("Revco"); and

            FURTHER RESOLVED, that the form, terms and provisions of, and the transactions contemplated in, the Agreement and Plan of Merger (together with the exhibits thereto, the "Merger Agreement") between Revco, CVS and North Acquisition Corp. (a newly formed wholly owned subsidiary of CVS) ("Merger Sub"), substantially in the form presented to this meeting and filed with the records of CVS, providing for the merger or Merger Sub with and into Revco, with Revco being the surviving entity (the "Merger"), pursuant to the applicable laws of the State of Delaware and upon the terms and conditions contained in the Merger Agreement, which provide, among other things, for the issuance by CVS of that number of shares of common stock of CVS as described in the Merger Agreement in exchange for all the issued and outstanding shares of Revco common stock, be, and the same hereby are, in all respects authorized and approved, with such changes or additions as the person or persons hereinafter authorized to execute the Merger Agreement on behalf of CVS may approve, the execution and delivery thereof to be conclusive evidence of such approval; and

            FURTHER RESOLVED, that the Chairman of the Board and Chief Executive Officer, the Vice Chairman and Chief Operating Officer, and any other officer of CVS (the "Authorized Officers") be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of CVS to execute and deliver the Merger

            Agreement, substantially in the form presented to this meeting and filed with the records of CVS, with such changes or additions to any of the terms and provisions of said Merger Agreement as such persons, or any one or more of them, executing the same shall approve, the execution and delivery thereof to be conclusive evidence of such approval; and

            FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, in the name and on behalf of CVS, to execute and deliver all such certificates of merger, articles of merger or plans of merger as may be required to effectuate the Merger; and

            FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, in the name and on behalf of CVS, to do and perform all such further acts and things, to execute and deliver in the name and on behalf of CVS, and where necessary or appropriate, to file with the appropriate governmental authorities, all such further certificates, instruments, applications, notices, affidavits, powers of attorney, consents to service of process, certified copies of minutes of stockholders' and directors' meetings, bonds, agreements and other writings and documents as may be required, and to make all such payments, and to take all such other actions as in the judgment of any one or more of them shall be deemed necessary or advisable in order to carry out and effectuate the intent and purposes of the foregoing resolutions (or any of them), and any or all of the transactions contemplated therein or thereby, the authority therefor to be conclusively evidenced by the taking of such action or the execution of such documents; and

ISSUANCE OF SHARES

            FURTHER RESOLVED, that CVS is hereby authorized to issue such number of shares of common stock of CVS, par value $.01 per share, necessary to consummate the transactions contemplated by the Merger Agreement, and, when issued in accordance with the Merger Agreement, such shares of common stock of CVS shall be duly authorized, validly issued, fully paid and non-assessable; and

            FURTHER RESOLVED, that the Chairman of the Board and Chief Executive Officer is hereby authorized, in the name and on behalf of CVS, to convene a Meeting of Stockholders of CVS, and shall convene such meeting, to be held on such date and at such place, and subject to such record date, as may be selected by the Chairman of the Board and Chief Executive Officer whereat the share issuance required by the Merger Agreement shall be submitted, with the recommendations of this Board of Directors for approval thereof, to a vote of the stockholders of CVS; and

PROXY STATEMENT AND REGISTRATION STATEMENT

            FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized in the name and on behalf of CVS, to prepare or caused to be prepared and to execute and file with the Securities and Exchange Commission (the "Commission") preliminary and final proxy materials required by the rules and regulations of the Commission for use in connection with the Meeting of Stockholders of CVS referred to above; and

            FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, in the name and on behalf of CVS, to prepare, execute and filed, or cause to be prepared and filed, with the Commission a Registration statement, including a form of prospectus/proxy statement on Form S-4, under the Securities Act of 1933, as amended (the "Securities Act") relating to, and providing for, the registration of shares of common stock of CVS, par value $.01 per share, to be issued in the Merger pursuant to the Merger Agreement, together with all amendments thereto (including, without limitation, all pre-effective amendments) and all documents required as exhibits to the Registration Statement and any other certificates, documents, instruments and papers which may be required or desirable to be filed with the Commission, in such form as the Authorized Officers executing the same may approve, such approval to be conclusively evidenced by the execution thereof, and to take any and all other actions that any such Authorized Officer shall deem necessary or proper in order that the Registration Statement, as it hereafter may be amended or supplemented, may become effective pursuant to the provisions of the Securities Act and the rules and regulations of the Commission promulgated thereunder; and

            FURTHER RESOLVED, that Charles Conaway, the Executive Vice President and Chief Financial Officer, be, and hereby is, designated as the agent of CVS for service, who is hereby authorized to receive all notices and communications from the Commission with respect to the Registration Statement and any and all further amendments and supplements thereto, and to exercise the powers and rights conferred upon such agent by the Securities Act and the rules and regulations of the Commission thereunder; and

            FURTHER RESOLVED, that each officer and director who has executed or may be required to execute the Registration Statement or any amendments thereto, whether on behalf of CVS or as an officer or director thereof or by attesting the seal of CVS or otherwise, be, and each of them acting individually hereby is, authorized, empowered and directed to execute a power of attorney in customary form, appointing Thomas M. Ryan, Charles Conaway and Zenon P. Lankowsky, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing to sign the Registration Statement and any and all amendments (including post-effective amendments and other amendments thereto) to the Registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he or she might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof, and the form, terms and provisions of such Power of Attorney are hereby, in all respects approved; and

"BLUE SKY" MATTERS

            FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, in the name and on behalf of CVS, to take any and all action which they may deem necessary, advisable or appropriate in order to effect the registration or qualification (or exemption therefrom) of the shares of common stock of CVS to be issued in the Merger for offer or sale under the Blue Sky or securities laws of any of the states, districts, territories or commonwealths of the United States of America or any other jurisdiction and in connection therewith to determine in which of such jurisdictions appropriate action shall be taken to qualify or register for sale all or such part of such shares as said officers may deem advisable; that the Authorized Officers be, and each of them hereby is, authorized to perform in the name of and on behalf of CVS any and all such action as such officer may deem necessary, advisable or appropriate in order to comply with the applicable laws of regulations of any such jurisdictions, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and the execution by any of such officers of any such paper or document or the doing by any of them of any act in connection with the foregoing matters shall conclusively establish such officer's authority therefor from CVS and the approval and ratification of CVS of the papers and documents so executed and the action so taken and any resolution which is required or appropriate in connection therewith shall be deemed to have been adopted hereby and may so be certified by the Secretary of CVS; and

            FURTHER RESOLVED, that the form of any resolution or resolutions required by any agency or authority of the jurisdictions referred to in the preceding resolution to be filed in connection with the qualification or registration of such shares of common stock of CVS, are hereby adopted, provided that in the opinion of any Authorized Officer the adoption of such resolution or resolutions is in the best interests of CVS, which resolution or resolutions will thereupon be deemed to be adopted by this Board of Directors with the same force and effect as if fully set forth herein, and the Secretary of CVS is authorized to certify as to the adoption of any and all such resolutions, a copy of each such resolution (if any) to be annexed to these resolutions in the minute books of CVS; and

EXCHANGE LISTING

            FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, in the name and on behalf of CVS, to prepare, execute and file, or cause to be prepared and filed, a supplemental listing application with the New York Stock Exchange, Inc. (the "NYSE"), providing for listing on the NYSE, upon official notice issuance, of the shares of common stock of CVS to be issued in the Merger, in such form as such officer or officers approve, together with all amendments thereto and all documents required as exhibits to such supplemental listing application and any other filings which may be desirable to be made with the NYSE with respect to the listing of such shares, and if required or requested, to affix the corporate seal thereto, duly attested, and to appear, if requested, before officials of the NYSE with authority to make such changes to any such applications or any agreements relative thereto as may be necessary to conform to the listing requirements of the NYSE, and to take any and all actions that any such Authorized Officer shall deem necessary or proper in connection with the foregoing; and

            FURTHER RESOLVED, that the form of any resolution or resolutions required to be filed by the NYSE in connection with the listing of the shares of common stock of CVS are hereby adopted, provided that in the opinion of any Authorized Officer the adoption of such resolution or resolutions is in the best interests of CVS, which resolution or resolutions will thereupon be deemed to be adopted by this Board of Directors with the same force and effect as if fully set forth herein, and the Secretary of CVS is authorized to certify as to the adoption of any and all such resolutions, a copy of each such resolution (if any) to be annexed to these resolutions in the minute books of CVS; and

HART-SC0TT-RODINO FILING

            FURTHER RESOLVED, that the Authorized Officers and agents designated by such officers be, and each of them hereby is, authorized and directed to prepare the filings required by the Hart-Scott-Rodino Antitrust Improvement Act of 1976 (the "HSR Act") with respect to the Merger, to execute and file such documents with the Federal Trade Commission (the "FTC") and the Department of Justice (the "DOJ"); to supply, in their discretion, any additional information that may be requested by the FTC and the DOJ in connection with the Merger and to cooperate with Revco with regard to its preparation of any filings required by the HSR Act with respect to the Merger; and

EXCHANGE AGENT

            FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized in the name and on behalf of CVS, to appoint an Exchange Agent, in accordance with the Merger Agreement, for the purpose of, among other things, exchanging certificates representing shares of common stock of Revco for shares of common stock of CVS to be issued in the Merger. The Exchange Agent shall act under the direction and supervision of the Authorized Officers in all matters arising out of or pertaining to the exchanging of such shares; and

            FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, in the name and on behalf of CVS, to execute and deliver an agreement or such other documents in connection with the foregoing resolution, on such terms as such Authorized Officers deem necessary, advisable or appropriate, and that CVS is authorized to pay any and all expenses and fees arising in connection therewith; and

ADVISORS

            FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, in the name and on behalf of CVS, to retain such legal, financial, accounting or other advisors, including, without limitation, proxy solicitors, with respect to the Merger as such officers shall deem necessary, advisable or appropriate and to execute, deliver and enter into agreements or such other documents with advisors on such terms as such Authorized Officers deem necessary, advisable or appropriate, and that CVS is authorized to pay any and all expenses and fees arising in connection therewith; and

GENERAL

            FURTHER RESOLVED, that CVS is hereby authorized to pay any and all fees, costs and expenses arising in connection with the registration of the shares of common stock of CVS under the Securities Act and under the securities or Blue Sky laws of various jurisdictions, and otherwise in connection with these resolutions; and

            FURTHER RESOLVED, that a11 actions heretofore taken by any officer or director of CVS in connection with any matter referred to in any of the foregoing resolutions are hereby approved, ratified and confirmed in all respects as fully as if such actions had been presented to this Board of Directors for its approval prior to such actions being taken; and

            FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of CVS, to do and perform all such further acts and things including, but not limited to, making all necessary filings with the SEC, preparing and publishing newspaper advertisements or press releases, and executing and delivering, and where necessary or appropriate, filing with the appropriate governmental authorities, a11 such certificates, contracts, bonds, agreements, documents, instruments, receipts or other papers, and making all such payments including payments of all fees and expenses, as in the judgment of such officer shall be necessary, desirable or appropriate to effectuate the Merger, the issuance of the shares of the common stock of CVS pursuant to the Merger Agreement and the transactions contemplated by each of the foregoing resolutions.

            RESOLVED, that the authorization (pursuant to the resolution of this Board of Directors, adopted on July 1O, 1996) of CVS Corporation to repurchase, from time to time, in the open market up to two million shares of its common stock, $.01 par value, is hereby revoked and rescinded.

                                     [LOGO]

              [LETTERHEAD OF STATE OF DELAWARE DEPARTMENT OF STATE]

                             GOODSTANDING TELEGRAM

 DATE:    MAY 29, 1997

 TO:      KAREN COUGHLIN

 C/O:     ACCESS INFORMATION SERVICES INC

 FAX:     800-388-1599

CORPORATION(S)  CVS CORPORATION  [26560-76]

IS A DELAWARE CORPORATION IN GOODSTANDING AS OF
                                                               ____ BEGINNING OF
                                                                        BUSINESS

                                                                 X  TODAY'S DATE
                                                               ----
                                                               ____ CLOSE OF
                                                                        BUSINESS

____ AND HAS NO TAXES ASSESSED TO DATE

____ AND HAS PAID TAXES TO DATE

  X  AND HAS FILED ANNUAL REPORTS AND PAID TAXES
----

         SlGNATURE LINE: EDWARD J. FREEL, SECRETARY OF STATE OF DELAWARE

                            CERTIFICATE OF TREASURER

      I. Philip C. Galbo, Vice President and Treasurer of CVS Corporation, a Delaware corporation (the "Borrower"), do hereby certify, in my capacity as Vice President and Treasurer of the Borrower (and not in my individual capacity) pursuant to Section 5.5 of the Five Year Credit Agreement by and among the Borrower, the lenders party thereto, Fleet National Bank, as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent and The Bank of New York, as Administrative Agent dated as of May 23, 1997 (the "Credit Agreement") that:

      1. The CVS/Revco Merger has been consummated substantially in accordance with the CVS/Revco Merger Documents, with no amendment or waiver of any term or condition thereto.

      2. The CVS/Revco Merger has become effective.

      3. All representations and warranties contained in the Credit Agreement are true and correct and no Default or Event of Default exists, in each case immediately before and after giving effect to the consummation of the CVS/Revco Merger.

      4 Attached hereto is a true and complete copy of the CVS/Revco Merger Documents.

      5. Immediately before and after giving effect to the consummation of the CVS/Revco Merger, the Borrower is Solvent.

      Terms used in this Certificate and not defined have the meanings assigned to them in the Credit Agreement.


                                                 /s/ Philip C. Galbo
                                                 --------------------------
                                                 Philip C. Galbo
                                                 Vice President and Treasurer

May 30, 1997
-------

                      LODGED WITH THE ADMINISTRATIVE AGENT

                      [LETTERHEAD OF DAVIS POLK & WARDWELL]

                                                         May 30, 1997

The Lenders, the Documentation Agent,
 the Syndication Agent and
 the Administrative Agent Referred to Below
 c/o The Bank of New York,
 as Administrative Agent
 One Wall Street
 New York, New York 10286

Ladies and Gentlemen:

            We have acted as special New York counsel for CVS Corporation, a Delaware corporation (the "Borrower") in connection with the Five Year Credit Agreement by and among the Borrower, the lenders party thereto (the "Lenders"), Fleet National Bank, as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent and The Bank of New York, as Administrative Agent dated as of May 23, 1997 (the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion. In rendering our opinions set forth below, we have assumed (i) that the Credit Agreement has been duly authorized, executed and delivered by all parties thereto (other than the Borrower), (ii) that the CVS/Revco Merger Documents have been duly authorized, executed and delivered by all parties thereto, (iii) that the CVS/Revco Merger Documents constitute valid and binding obligations of each party thereto and are enforceable in accordance with their respective terms, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to original documents of all documents submitted to us as copies and (vi) the truth of all factual representations and warranties made by the Borrower in the Credit Agreement.

            Based upon the foregoing, and subject to the qualifications set forth below, we are of the opinion that:

            1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Borrower has all requisite corporate power and authority to own its Property and to carry on its business as now conducted.

            2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

            3. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes do not require any action or approval on the part of the shareholders of the Borrower or any action by or in respect of, or filing with, any governmental body, agency or official under United States federal law, New York state law or the Delaware General Corporation Law, and do not contravene, or constitute a default under, any provision of (i) United States federal law, New York State law or the Delaware General Corporation Law, (ii) the Certificate of Incorporation or bylaws of the Borrower or (iii) any agreement listed on Schedule I.

            4. The Credit Agreement and the Notes delivered by the Borrower on or prior to the date hereof have been duly executed and delivered by the Borrower and each constitutes the valid and binding agreement of the Borrower, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general principles of equity.

            5. The consummation of the CVS/Revco Merger does not require any action by or in respect of, or filing with, any governmental body, agency or official under United States federal or New York State law or Delaware General Corporation Law, other than any such actions which have been taken and any such filings which have been made, in each case on or prior to the date hereof and which in each case are in full force and effect on the date hereof.

            6. The CVS/Revco Merger has been consummated in accordance with the terms of the CVS/Revco Merger Documents.

            7. The Borrower is not an "investment company" (as such term is defined in the Unites States Investment Company Act of 1940, as amended).

            The foregoing opinion is subject to the following qualifications:

            (a) We express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Lender is located which may limit the rate of interest that such Lender may charge or collect.

            (b) We express no opinion as to provisions in the Credit Agreement which purport to create rights of set-off in favor of participants or which provide for set-off to be made otherwise than in accordance with applicable laws.

            (c) We note that public policy considerations or court decisions may limit the rights of any party to obtain indemnification under the Credit Agreement.

            We are members of the bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the Delaware General Corporation Law.

            This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent, except that any person that becomes a Lender in accordance with the provisions of the Credit Agreement may rely upon this opinion as if it were specifically addressed and delivered to such person on the date hereof.

                                       Very truly yours,


                                       /s/ Davis Polk & Wardwell

                                   SCHEDULE I

1. The Other Credit Agreement

2. The Note Purchase Agreement dated as of June 7, 1989 among The Melville Corporation and Subsidiaries Employee Stock Ownership Plan Trust, The Bank of New York, as Trustee and Melville Corporation ("Melville"), as guarantor, as amended by the Amendment thereto dated as of June 23, 1989.

3. Credit Agreement dated as of August 13, 1996 among Footstar, Inc., ("Footstar") the Banks listed on the signature pages thereof, The Bank of New York, as Issuing Bank, and Morgan Guaranty Trust Company of New York, as Administrative Agent and Swingline Lender.

4. Distribution Agreement dated as of September 24, 1996 between Melville, Footstar and Footaction Center, Inc.

5. Tax Disaffiliation Agreement between Melville and Footstar.

6. Transitional Services Agreement dated as of December 2, 1996 between the Borrower and Linens `n Things, Inc. ("Linens").

7. Stockholders Agreement dated as of December 2, 1996 between the Borrower, Nashua Hollis CVS, Inc., and Linens.

8. Tax Disaffiliation Agreement dated as of December 2, 1996 between the Borrower and Linens.

9. Indenture dated as of January 1, 1993 between Revco D.S., Inc. and First Fidelity Bank, National Association, New Jersey, as trustee, as amended by the First Amendment to Indenture dated as of April 20, 1994.

10. Indenture dated as of June 1, 1992 between Hook SupeRx, Inc., and Star Bank, National Association, as trustee.

                                                         May 30, 1997

The Lenders, the Documentation Agent,
 the Syndication Agent and
 the Administrative Agent Referred to Below
 c/o The Bank of New York,
 as Administrative Agent
 One Wall Street
 New York, New York 10286

Ladies and Gentlemen:

            I am general counsel of CVS Corporation, a Delaware corporation (the "Borrower"), and have acted as such in connection with the Five Year Credit Agreement by and among the Borrower, the lenders party thereto, Fleet National Bank. as Documentation Agent, JP Morgan Securities Inc., as Syndication Agent and The Bank of New York, as Administrative Agent dated as of May 23, 1997 (the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. In rendering my opinions set forth below, I have assumed (i) the authenticity of all documents submitted to me as originals and
(ii) the conformity to original documents of all documents submitted to me as copies.

            Based upon the foregoing, I am of the opinion that:

            1. The Borrower is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases real Property or in which the nature of its business requires it to be so qualified (except those jurisdictions where the failure to be so qualified or to be in good standing could not reasonably be expected to have a Material Adverse effect).

            2. Except as set forth on Schedule 4.4 to the Credit Agreement, to the best of my knowledge, there are no actions, suits, arbitration proceedings or claims

(whether purportedly on behalf of the Borrower, any Subsidiary or otherwise) pending or threatened against the Borrower or any Subsidiary or any of their respective Properties, or maintained by the Borrower or any Subsidiary, at law or in equity, before any Governmental Authority which could reasonably be expected to have a Material Adverse effect. To the best of my know1edge, there are no proceedings pending or threatened against the Borrower or any Subsidiary
(a) which call into question the validity or enforceability of, or otherwise seek to invalidate, any Loan Document or invalidate or prevent the consummation of the CVS/Revco Merger, or (b) which might, individually or in the aggregate, materially and adversely affect any of the transactions contemplated by any Loan Document or materially and adversely affect the CVS/Revco Merger.

            3. To the best of my knowledge, the Borrower is not in default under any agreement to which it is a party or by which it or any of its Property is bound the effect of which could reasonably be expected to have a Material Adverse effect.

            4. To the best of my knowledge, no provision of any judgment, decree or order, in each case binding on the Borrower or any Subsidiary or affecting the Property of the Borrower or any Subsidiary conf1icts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance by the Borrower of the terms of, any Loan Document.

            I am a member of the bar of the Commonwealth of Massachusetts and the foregoing opinion is limited to the laws of the Commonwealth of Massachusetts.

            This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent, except that any person that becomes a Lender in accordance with the provisions of the Credit Agreement may rely upon this opinion as if it were specifically addressed and delivered to such person on the date hereof.

                               Very truly yours,


                               /s/ [illegible]

                   [LETTERHEAD OF EMMET, MARVIN & MARTIN, LLP]

                                                   May 30, 1997

 TO THE LENDERS PARTY TO THE CREDIT
 AGREEMENT (AS DEFINED BELOW)

      Re:   Five Year Credit Agreement, dated as of May 30,
            1997, by and among CVS Corporation, the Lenders
            party thereto, Fleet National Bank, as
            Documentation Agent, JP Morgan Securities Inc.,
            as Syndication Agent, and The Bank of New
            York, as Administrative Agent (the Agreement")
            -----------------------------------------------

      We have acted as Special Counsel to the Administrative Agent in connection with the Agreement. Capitalized terms used herein that are not defined herein shall have the respective meanings ascribed thereto in the Agreement.

      We have examined originals or copies certified to our satisfaction of the documents required to be delivered pursuant to the provisions of Section 5 of the Agreement. In conducting such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as copies.

      Based upon the foregoing examination, and (1) assuming with your permission the accuracy of the opinions of Zenon Lankowsky, General Counsel to the Borrower, and Davis Polk & Wardwell, special New York counsel to the Borrower, and (2) relying with your permission upon the representations and warranties of the Borrower contained in the Agreement, we are of the opinion that all legal preconditions to the effectiveness of the Agreement have been satisfactorily met.

      This opinion is rendered solely for your benefit in connection with the transactions referred to herein and may not be relied upon by any other Person.

      We express no opinion as to laws other than the laws of the State of New York and the federal laws of the United States of America.


                                          Very truly yours,


                                          /s/ Emmet Marvin & Martin LLP